As filed with the Securities and Exchange Commission on or about October 4, 2002

================================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE
          SECURITIES ACT OF 1933
                                                                          [_]

        Registration No. 333-33607

        Pre-Effective Amendment No.
                                                                          [_]
                                  ----

        Post-Effective Amendment No. __11__

                                                                          [X]

        REGISTRATION STATEMENT UNDER THE
          INVESTMENT COMPANY ACT OF 1940
                                                                          [_]

        Registration No. 811-08333

        Amendment No. __12__

                                                                          [X]

                               -----------------

                          NUVEEN INVESTMENT TRUST II
        (Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois                  60606
(Address of Principal Executive Offices)               (Zip Code)

      Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
Gifford R. Zimmerman--Vice President and              Eric F. Fess
                Secretary                          Chapman and Cutler
          333 West Wacker Drive                       111 W. Monroe
         Chicago, Illinois 60606                 Chicago, Illinois 60603
 (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness


It is proposed that this filing will become effective (check appropriate box):

             [_]immediatelyupon filing  [_] on (date) pursuant to
                           pursuant to      paragraph (a)(1)
                           paragraph    [_] 75 days after filing
                           (b)              pursuant to paragraph
             [X] on October 7, 2002         (a)(2)
                 pursuant to paragraph  [_] on (date) pursuant to
                 (b)                        paragraph (a)(2)
             [_] 60 days after filing       of Rule 485.
                 pursuant to paragraph
                 (a)(1)

If appropriate, check the following box:


[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   CONTENTS

                                      OF


                        POST-EFFECTIVE AMENDMENT NO. 11


This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

                   The Facing Sheet

                   Part A--Prospectus for Nuveen Innovation Fund, Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund

                   Part B--Statement of Additional Information--copy of the Annual Reports to Shareholders for the Funds (the financial statements from the Annual Reports are incorporated by reference into the Statement of Additional Information)

                   Part C--Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits


Formerly, Nuveen Investment Trust II consisted of four series, the Nuveen Innovation Fund, Nuveen NWQ International Value Fund, Nuveen Rittenhouse Growth Fund and Nuveen Select Stock Fund. As of September 30, 2002, the Nuveen Select Stock was terminated. As a result, the Nuveen Select Stock Fund is not included in this Registration Statement.

                                                       [NUVEEN INVESTMENTS LOGO]

Nuveen Equity Funds

                     P R O S P E C T U S  O C T O B E R  7,  2 0 0 2




Portfolios of quality securities offering long-term appreciation potential.

I N V E S T  W E L L

                            L O O K  A H E A D


                                                L E A V E  Y O U R  M A R K /SM/

                              [PHOTOS APPEAR HERE]

                                        Nuveen Innovation Fund

                                        Nuveen NWQ International Value Fund

                                        Nuveen Rittenhouse Growth Fund

                                        The Securities and Exchange Commission
                                        has not approved or disapproved these
                                        securities or passed upon the adequacy
                                        of this prospectus. Any representation
                                        to the contrary is a criminal offense.

                                Table of Contents

     Section 1 The Funds

     This section provides you with an overview of the funds including investment objectives, expenses, portfolio holdings and historical performance information.

     Introduction                                                       1
     --------------------------------------------------------------------

     Nuveen Innovation Fund                                             2
     --------------------------------------------------------------------
     Nuveen NWQ International Value Fund                                4
     --------------------------------------------------------------------
     Nuveen Rittenhouse Growth Fund                                     6
     --------------------------------------------------------------------

     Section 2 How We Manage Your Money

     This section gives you a detailed discussion of our investment and risk management strategies.

     Who Manages the Funds                                              8
     --------------------------------------------------------------------
     What Types of Securities We Invest In                              9
     --------------------------------------------------------------------
     How We Select Investments                                         11
     --------------------------------------------------------------------
     How the Portfolio Managers Have Performed                         13
     --------------------------------------------------------------------
     What the Risks Are                                                15
     --------------------------------------------------------------------
     How We Manage Risk                                                16
     --------------------------------------------------------------------

     Section 3 How You Can Buy and Sell Shares

     This section provides the information you need to move money into or out of your account.

     What Share Classes We Offer                                       18
     --------------------------------------------------------------------

     How to Reduce Your Sales Charge                                   19
     --------------------------------------------------------------------

     How to Buy Shares                                                 20
     --------------------------------------------------------------------
     Systematic Investing                                              20
     --------------------------------------------------------------------
     Systematic Withdrawal                                             21
     --------------------------------------------------------------------
     Special Services                                                  21
     --------------------------------------------------------------------
     How to Sell Shares                                                22
     --------------------------------------------------------------------

     Section 4 General Information

     This section summarizes the funds' distribution policies and other general fund information.

     Dividends, Distributions and Taxes                                25
     --------------------------------------------------------------------
     Distribution and Service Plans                                    26
     --------------------------------------------------------------------
     Net Asset Value                                                   26
     --------------------------------------------------------------------
     Fund Service Providers                                            27
     --------------------------------------------------------------------

     Section 5 Financial Highlights

     This section provides the funds' financial performance since inception.

     Nuveen Innovation Fund                                            28
     --------------------------------------------------------------------
     Nuveen NWQ International Value Fund                               29
     --------------------------------------------------------------------
     Nuveen Rittenhouse Growth Fund                                    30
     --------------------------------------------------------------------


We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                                October 7, 2002


Section 1  The Funds

                            Nuveen Innovation Fund
                            Nuveen NWQ International Value Fund
                            Nuveen Rittenhouse Growth Fund


                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Equity Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE       NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Innovation Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide capital appreciation without consideration for income.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies. Innovative technologies are new technologies that have the potential to transform how business is conducted or services are provided. We concentrate on stocks with positive earnings momentum and the expectation of positive earnings surprises. Although we emphasize technology-related stocks, the fund is not restricted to investment in companies in a particular business sector or industry. The fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?

Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.



Concentration Risk - The fund may be exposed to additional market risk due to its concentration in securities of technology companies. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.



Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.


As with any mutual fund investment, loss of money is a risk of investing.


                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
This fund may be right for you if you are seeking:
..  an aggressive growth stock portfolio;
..  to participate in the technology industry;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  seeking to earn regular income;
..  investing to meet short-term financial goals.

How the Fund Has Performed



Nuveen has selected Columbus Circle Investors to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past two years as well as average annual fund and index returns for the one-year and since inception periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incured. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.


Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.


 Total Returns/1/




                                    [CHART]

Class A Annual Returns

     2000  -9.3%
     2001 -43.2%

Section 1  The Funds

From January 1, 2000 through December 31, 2001, the fund's highest and lowest calendar quarter returns were 33.57% and -42.66%, respectively, for the quarters ended 12/31/01 and 3/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How the Portfolio Managers Have Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.



                                     Average Annual Total Returns
                                        for the Periods Ended
                                          December 31, 2001
                Class Returns                   Since Inception
                Before Taxes         1 Year   (December 20, 1999)
                -------------------------------------------------
                Class B              -45.89%        -27.19%
                Class C              -43.66%        -25.71%
                Class R              -43.03%        -24.95%
                Class A (Offer)      -46.48%        -27.29%
                -------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions     -46.48%        -27.29%
                 After Taxes on
                   Distributions and
                   Sale of Shares    -28.31%        -21.05%
                -------------------------------------------------
                S&P 500 Index/1/     -11.89%        -10.51%
                Lipper Peer Group/1/ -34.72%        -32.54%


What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/3/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/4/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/5/      None/4/ 5%/6/ 1%/7/ None


1. The Class A year-to-date return on net asset value as of 9/30/02 was -28.35%.


   Peer Group returns reflect the performance of the Lipper Science and Technology Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Science and Technology Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. Index returns are for the applicable calendar period.


 Annual Fund Operating Expenses/8/


Paid From Fund Assets


          Share Class                           A     B     C     R
          -----------------------------------------------------------
          Management Fees                     1.00% 1.00% 1.00% 1.00%
          12b-1 Distribution and Service Fees  .25% 1.00% 1.00%    --
          Other Expenses                       .91%  .91%  .91%  .91%
          Total Operating Expenses*           2.16% 2.91% 2.91% 1.91%


  *The Total Operating Expenses provided in the table above do not reflect expense reimbursements. Such expense reimbursements reduced the actual operating expenses for the most recent fiscal year to the levels provided below. Expense reimbursements may fluctuate and may be discontinued at any time.


             After Expense Reimbursements    A     B     C     R
             Expense Reimbursements        -.02% -.01% -.02% -.02%
             Total Operating Expenses--Net 2.14% 2.90% 2.89% 1.89%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class    A     B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  781 $  694 $  294 $  194 $  781 $  294 $  294 $  194
       3 Years    $1,212 $1,201 $  901 $  600 $1,212 $  901 $  901 $  600
       5 Years    $1,668 $1,633 $1,533 $1,032 $1,668 $1,533 $1,533 $1,032
       10 Years   $2,925 $3,056 $3,233 $2,233 $2,925 $3,056 $3,233 $2,233


2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ International Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide long-term capital appreciation.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund invests in foreign equity securities, primarily U.S.-traded American Depositary Receipts and similar instruments.


Nuveen Institutional Advisory Corp. ("NIAC") has selected NWQ Investment Management Company, LLC ("NWQ") to serve as sub-adviser to the fund. NWQ seeks to identify undervalued foreign companies where a catalyst exists--such as new management, industry consolidation, company restructuring or a turn in the company's fundamentals--to recognize value or improve a company's profitability. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's disciplined, value-driven investment strategy is based on bottom up fundamental research, which focuses on both fundamental and qualitative valuation measures.


                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?

Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.



Foreign Risk - The fund's investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.



Emerging Market Risk - The fund may invest in companies located in countries with emerging markets. These markets are generally more volatile than countries with more mature economies.



Currency Risk - Currency risk is the risk that the value of the fund's portfolio will be more volatile due to changes in foreign currency exchange rates.


As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
This fund may be right for you if you are seeking:
..  to invest in foreign stocks;
..  long-term total return potential from a value-driven equity investing strategy;
..  to meet long-term financial goals;
..  to diversify your otherwise U.S.-oriented equity portfolio.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  unwilling to accept the risks of foreign investment;
..  investing to meet short-term financial goals.

How the Fund Has Performed



Nuveen has selected NWQ to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past two years as well as average annual fund and index returns for the one-year and since inception periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1,2/




                                    [CHART]

Class A Annual Returns

     2000  -2.5%
     2001 -26.5%

Section 1  The Funds

From January 1, 2000 through December 31, 2001, the fund's highest and lowest calendar quarter returns were 19.42% and -19.48%, respectively, for the quarters ended 3/31/00 and 3/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How the Portfolio Managers Have Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.



                                       Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2001
              Class Returns                       Since Inception
              Before Taxes             1 Year   (December 20, 1999)
              -----------------------------------------------------
              Class B                  -29.96%        -13.65%
              Class C                  -27.01%        -11.90%
              Class R                  -26.31%        -11.03%
              Class A (Offer)          -30.68%        -13.77%
              -----------------------------------------------------
              Class A (Offer) Returns:
               After Taxes on
                 Distributions         -30.68%        -13.77%
               After Taxes on
                 Distributions and
                 Sale of Shares        -18.69%        -10.84%
              -----------------------------------------------------
              MSCI All Country World
                Free Index ex USA/2/   -19.50%        -17.32%
              Lipper Peer Group/2/     -19.33%        -17.06%


What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/

Paid Directly From Your Investment


             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None
             Redemption Fee/9/                  2%    2%    2%   2%



1. Effective October 7, 2002, based upon the determination of the fund's Board of Trustees and a shareholder vote, the fund changed its name from the Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. The fund's sub-adviser and primary investment strategy were also changed. The performance figures provided reflect the fund's performance prior to such changes.


2. The Class A year-to-date return on net asset value as of 9/30/02 was -19.08%.


   Peer Group returns reflect the performance of the Lipper International Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The MSCI All Country World Free Index ex-USA is a capitalization-weighted index of listed securities in 46 markets


 Annual Fund Operating Expenses/10/


Paid From Fund Assets


          Share Class                           A     B     C     R
          -----------------------------------------------------------
          Management Fees                     1.05% 1.05% 1.05% 1.05%
          12b-1 Distribution and Service Fees  .25% 1.00% 1.00%    --
          Other Expenses                       .53%  .55%  .53%  .51%
          Total Operating Expenses*           1.83% 2.60% 2.58% 1.56%


* The Total Operating Expenses provided in the table above do not reflect expense reimbursements. Such expense reimbursements reduced the actual operating expenses for the most recent fiscal year to the levels provided below. Expense reimbursements may fluctuate and may be discontinued at any time.


             After Expense Reimbursements      A     B     C     R
             Expense Reimbursements        -.07% -.07% -.07% -.07%
             Total Operating Expenses--Net 1.76% 2.53% 2.51% 1.49%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  750 $  663 $  261 $  159 $  750 $  263 $  261 $  159
       3 Years    $1,117 $1,108 $  802 $  493 $1,117 $  808 $  802 $  493
       5 Years    $1,508 $1,480 $1,370 $  850 $1,508 $1,380 $1,370 $  850
       10 Years   $2,599 $2,747 $2,915 $1,856 $2,599 $2,747 $2,915 $1,856



   around the world including both developing and emerging markets, but excluding the U.S. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. Index returns are for the applicable calendar year period.

3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
6. As a percentage of lesser of purchase or redemption proceeds.
7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.
8. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

9. As a percentage of total redemption or exchange proceeds. The fund imposes a redemption fee on shares that are redeemed or exchanged within 90 days of acquisition by a Market Timer (as defined herein). See "How to Sell Shares--Redemption Fee Policy" for further information.

10. Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Rittenhouse Growth Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund ordinarily will invest at least 65% of its total assets in the equity securities of blue chip companies--those large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth. Through fundamental analysis, Rittenhouse seeks to invest in the 20-50 companies that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?

Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.



Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.




As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
This fund may be right for you if you are seeking:
..  a conservative growth stock fund as the core of a diversified investment plan;
.. to build and protect wealth over time through prudent capital management; .. to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.

How the Fund Has Performed



Nuveen has selected Rittenhouse Financial Services, Inc. to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past four years as well as average annual fund and index returns for the one-year and since inception periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/




                                    [CHART]

Class A Annual Returns

     1998  25.3%
     1999  14.1%
     2000  -0.3%
     2001 -19.1%


Section 1  The Funds

From January 1, 1998 through December 31, 2001, the fund's highest and lowest calendar quarter returns were 21.21% and -17.60%, respectively, for the quarters ending 12/31/98 and 3/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance is not necessarily an indication of how the fund will perform in the future.



                                       Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2001
              Class Returns                       Since Inception
              Before Taxes             1 Year   (December 31, 1997)
              -----------------------------------------------------
              Class B                  -22.96%         2.38%
              Class C                  -19.71%         2.86%
              Class R                  -18.92%         3.87%
              Class A (Offer)          -23.76%         2.08%
              -----------------------------------------------------
              Class A (Offer) Returns:
               After Taxes on
                 Distributions         -23.76%         2.05%
               After Taxes on
                 Distributions and
                 Sale of Shares        -14.47%         1.66%
              -----------------------------------------------------
              S&P 500 Index/1/         -11.89%         5.66%
              Lipper Peer Group/1/     -23.87%         2.99%


What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/


Paid Directly From Your Investment


             Share Class                     A       B     C   R/3/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/4/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/5/      None/4/ 5%/6/ 1%/7/ None



1. The Class A year-to-date return on net asset value as of 9/30/02 was -14.53%.

   Peer Group returns reflect the performance of the Lipper Large Cap Growth Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Growth Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.

 Annual Fund Operating Expenses/8/


Paid From Fund Assets


          Share Class                           A     B     C     R
          -----------------------------------------------------------
          Management Fees                      .84%  .84%  .84%  .84%
          12b-1 Distribution and Service Fees  .25% 1.00% 1.00%   --%
          Other Expenses                       .36%  .36%  .36%  .36%
          Total Operating Expenses            1.45% 2.20% 2.20% 1.20%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  714 $  623 $  223 $  122 $  714 $  223 $  223 $  122
       3 Years    $1,007 $  988 $  688 $  381 $1,007 $  688 $  688 $  381
       5 Years    $1,322 $1,280 $1,180 $  660 $1,322 $1,180 $1,180 $  660
       10 Years   $2,210 $2,344 $2,534 $1,455 $2,210 $2,344 $2,534 $1,455




2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money


                       To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.



                                                 [GRAPHIC]

                                           Who Manages the Fund


                       Nuveen Institutional Advisory Corp., the funds' investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. NIAC has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.



                       The NIM advisers are wholly-owned subsidiaries of The John Nuveen Company. Founded in 1898, The John Nuveen Company, through its various affiliates, manages over $83 billion in assets for clients in separate accounts, registered investment companies, and other collective investment vehicles. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.



                       NIAC has selected Columbus Circle Investors ("CCI"), Metro Center, One Station Place, Stamford CT 06902, as subadviser to manage the investment portfolio of the Innovation Fund. CCI is an institutional investment management firm with over 25 years of experience and approximately $2.3 billion in assets under management. Anthony Rizza, Chartered Financial Analyst, is responsible for the day-to-day management of the Innovation Fund's portfolio and has held such position since the fund's inception. Mr. Rizza joined CCI in 1991 and is a Managing Director of the firm.



                       NIAC has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the NWQ International Value Fund. The John Nuveen Company purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, and its sole managing member is The John Nuveen Company.



                       NWQ formerly was an affiliate of Pilgrim Baxter & Associates, Ltd. and Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $6.8 billion in assets as of January 31, 2002. Paul J. Hechmer, Vice President and International Portfolio Manager of NWQ since March 2001, is the portfolio manager of the fund and has held such position since October 7, 2002. From August 1998 through March 2001, Mr. Hechmer served as Portfolio Manager and Senior Equity Analyst for Palley-Needelman's International Value Portfolios. From October 1996 through January 1998, Mr. Hechmer was Senior Equity Analyst (international) for Founders Asset Management.


Section 2  How We Manage Your Money

                       NIAC has selected Rittenhouse Financial Services, Inc. ("Rittenhouse"), Two Radnor Corporate Center, Radnor, PA 19087-9570, as subadviser to manage the investment portfolio of the Rittenhouse Growth Fund. Rittenhouse, a wholly owned subsidiary of The John Nuveen Company, is an institutional investment management firm with over 20 years of experience and approximately [$17] billion in assets under management. Rittenhouse's investment management strategy and portfolio purchase and sale determinations are set through a team approach, with all of its investment professionals contributing. The investment team meets regularly to review pertinent information from internal and external sources and make decisions regarding all Rittenhouse investment positions. The activities of the investment team are overseen by an investment oversight committee, which meets regularly to review the investment strategy, market sectors, and individual security holdings to verify their continued appropriateness.

                       For providing these services, NIAC is paid an annual fund management fee according to the following schedule:

                                        Nuveen    Nuveen NWQ     Nuveen
      Average Daily                   Innovation International Rittenhouse
      Net Assets                         Fund     Value Fund   Growth Fund

      For the first $125 million       1.0000%      1.0500%      0.8500%

      For the next $125 million        0.9875%      1.0375%      0.8375%

      For the next $250 million        0.9750%      1.0250%      0.8250%

      For the next $500 million        0.9625%      1.0125%      0.8125%

      For the next $1 billion          0.9500%      1.0000%      0.8000%

      For net assets over $2 billion   0.9250%      0.9750%      0.7750%


                       For the most recent fiscal year, the funds paid NIAC the following management fees (as a percentage of average net assets):


                   Nuveen Innovation Fund               1.00%
                   Nuveen NWQ International Value Fund  1.05%
                   Nuveen Rittenhouse Growth Fund        .84%


                       Out of the fund management fee, NIAC pays a portfolio management fee to CCI for the Innovation Fund, to NWQ for the NWQ International Value Fund and to Rittenhouse for the Rittenhouse Growth Fund. Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.


             [GRAPHIC]

             What Types of Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities

                       Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics. For the Innovation Fund and the NWQ International Value Fund, any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard &

                                            Section 2  How We Manage Your Money

                       Poor's, or Fitch Ratings) when purchased. For the Rittenhouse Growth Fund, convertible bonds and debentures must be rated A or better by Moody's Investors Service, Standard & Poor's, or Fitch Ratings when purchased.


                       Foreign Investments

                       The NWQ International Value Fund primarily invests in a variety of equity securities, denominated in U.S. dollars, of companies domiciled in countries other than the United States. The NWQ International Value Fund may invest in foreign securities either directly or indirectly through American Depositary Receipts ("ADRs") and other types of depositary receipts. ADRs are denominated in U.S. dollars and represent indirect ownership interests in securities of foreign issuers. Although the fund will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets.

                       The Innovation Fund may invest up to 15% of its assets in securities which are traded principally in securities markets outside the United States and may invest without limit in securities of foreign issuers that are traded in U.S. markets. The Innovation Fund may also invest in ADRs and other types of depositary receipts.

                       The Rittenhouse Growth Fund may invest in equity securities of foreign issuers traded in U.S. security markets or in ADRs or other instruments denominated in U.S. dollars (limited to 15% of net assets).

                       All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").

                       Innovative Technologies

                       The Innovation Fund invests at least 65% of its assets in a diversified portfolio of common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that develop, provide and service those technologies. Innovative technologies are new technologies that have the potential to transform how business is conducted or services are provided. Companies that utilize innovative technologies include, but are not limited to, companies in the technology, telecommunications and healthcare industries. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the fund will be guided by the theory of Positive Momentum and Positive Surprise (described below) with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

                       Short-Term Investments

                       The funds may invest in short-term investments, including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                         How We Select Investments

                       Innovation Fund

                       The Innovation Fund Invests in Technology for Capital Appreciation

                       For many investors, building a portfolio with the potential for superior growth is a critical part of a long-term investment strategy. In a portfolio designed for long-term growth, investors are willing to tolerate the short-term volatility of stocks with an expectation that over time volatility will give way to growth exceeding that of other investments. In the recent past, the demand for technology has grown exponentially. Not surprisingly, the stocks of companies developing and utilizing technology have captured both the imagination and the investments of many long-term investors. The Innovation Fund offers these investors a time-tested way of investing in some of the industry's most attractive opportunities for long-term growth while moderating risks introduced by individual securities.

                       Positive Momentum and Positive Surprise

                       The investment philosophy of the Innovation Fund is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI calls this discipline Positive Momentum and Positive Surprise. CCI believes that Positive Momentum in a company's progress plus Positive Surprise in reported results yield superior returns through rising stock prices. In practice, CCI strives to invest in companies that exceed investors' expectations, and sells or avoids those that fall short of those expectations.

                       The fund's teams of investment analysts monitor numerous factors including political and/or economic developments, secular trends, industry and/or group dynamics, and company-specific events to determine which companies are best positioned to benefit in revenue and earnings acceleration. Investments are selected on the basis of their potential to exceed consensus forecasts. Companies selected for purchase remain in the fund's portfolio only if they continue to achieve or exceed expectations, and are replaced when business or earnings results are disappointing.

                       In addition to meeting the criteria for potential Positive Momentum and Positive Surprise, thorough fundamental analysis is completed prior to an investment recommendation. The fund's portfolio management team uses internally-generated reports and pertinent information provided by industry trade groups, individual companies, and reports provided by leading investment research firms. All research is assessed to either confirm or invalidate opinions pertaining to the key elements in a company's analysis.

                       NWQ International Value Fund

                       NWQ adheres to a disciplined, value-driven investment strategy whose aim is to provide long-term capital appreciation. NWQ emphasizes quality securities carefully chosen through in-depth research and follows those securities closely over time to assess whether they continue to meet its purchase rationale.

                       Value Investing


                       NWQ selects stocks for the NWQ International Value Fund through bottom up fundamental research focusing on both fundamental and qualitative valuation measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a turn in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ also applies a strong sell discipline which considers selling a security when it shows deteriorating fundamentals, falls short of expectations and/or NWQ believes valuation is no longer compelling.



                       Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what NWQ believes are their full value or may go down in price. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.


                                            Section 2  How We Manage Your Money

                       Rittenhouse Growth Fund

                       The Rittenhouse Growth Fund will ordinarily invest at least 65% of its total assets in the equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure.

                       From the universe of all stocks traded in the U.S. securities markets, Rittenhouse first identifies companies with an aggregate market capitalization of at least $5 billion under current market conditions and with a financial strength rating of A or better by Standard & Poor's or Value Line. Of those, Rittenhouse selects companies with a history of rising earnings. Then Rittenhouse selects industries with the most attractive potential based upon its evaluation of current market conditions and long-term industry growth trends. Through fundamental analysis, Rittenhouse seeks to invest in the 20-50 stocks within these industries that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

                       Certain of the Rittenhouse Growth Fund's investment policies may result in reduced taxable distributions and enhanced after-tax returns. Because it invests in stocks with lower dividend yields, the fund expects to distribute little, if any, taxable dividend income. The fund anticipates minimizing realized short-term and long-term capital gains as a result of its low portfolio turnover rate and generally long investment holding periods. Upon selling a stock, Rittenhouse will seek to minimize realized gains by selling shares with the highest cost basis first, and where consistent with the fund's investment objective, offsetting gains with capital losses realized from the sale of other stocks in the portfolio.

                       Portfolio Turnover


                       A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The Innovation Fund expects its annual portfolio turnover rate generally will be between 75% and 200%. The NWQ International Value Fund expects its annual portfolio turnover rate to be between 25% and 45%. However, the portfolio turnover rate for the NWQ International Value Fund is expected to be higher during the period of time following NWQ's appointment as sub-adviser following the resignation of the fund's former sub-adviser. The Rittenhouse Growth Fund expects its annual portfolio turnover to be between 20% and 30% under normal market conditions, and will generally not exceed 50%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. The Innovation Fund anticipates that it may engage in active trading in securities. Active trading results in the payment by a fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect fund performance.


Section 2  How We Manage Your Money

                            [GRAPHIC]

              How the Portfolio Managers Have Performed


                       The charts and tables below illustrate the historical performance of the portfolio managers' investment strategy for the respective funds. The chart and table for the Innovation Fund present the performance of CCI's Technology Composite, which represents all its substantially similar managed accounts (totalling $57.5 million) that have substantially the same investment objectives, strategies and policies as the Innovation Fund. The chart and table for the NWQ International Value Fund present the performance of NWQ's International Value Equity (ADR) Composite, which represents all its substantially similar managed accounts (totalling $2.3 million as of June 30, 2002) that have substantially the same investment objectives, strategies and policies as the NWQ International Value Fund.


                       Of course, past performance is no indication of future results, and the charts and tables represent performance of managed accounts and not the performance of the funds.

CCI's Technology Composite

Prior Performance of Similar Accounts

Growth of a $10,000 Investment 1/1/95--6/30/02


                CCI Technology      S&P 500    Lipper Science and Technology
                  Composite                            Fund Index

                     9,425          10,000               10,000
      Jan-95         9,307          10,259                9,789
      Feb-95         9,897          10,659               10,251
      Mar-95        10,173          10,974               10,667
      Apr-95        10,623          11,296               11,196
      May-95        10,848          11,748               11,484
      Jun-95        12,070          12,021               12,690
      Jul-95        13,172          12,420               13,941
      Aug-95        13,455          12,451               14,143
      Sep-95        13,758          12,976               14,674
      Oct-95        13,489          12,929               14,459
      Nov-95        13,833          13,497               14,487
      Dec-95        13,420          13,757               13,857
      Jan-96        13,272          14,225               13,779
      Feb-96        13,893          14,358               14,361
      Mar-96        13,767          14,495               13,724
      Apr-96        15,251          14,708               15,093
      May-96        16,463          15,088               15,452
      Jun-96        15,793          15,145               14,386
      Jul-96        13,535          14,476               13,318
      Aug-96        14,343          14,781               14,002
      Sep-96        16,299          15,613               15,322
      Oct-96        16,162          16,044               15,069
      Nov-96        17,111          17,257               16,481
      Dec-96        16,478          16,916               16,203
      Jan-97        17,358          17,973               17,434
      Feb-97        15,383          18,113               15,858
      Mar-97        14,357          17,369               14,664
      Apr-97        14,563          18,406               15,305
      May-97        16,388          19,526               17,126
      Jun-97        16,516          20,403               17,285
      Jul-97        18,949          22,025               19,709
      Aug-97        18,503          20,792               19,831
      Sep-97        19,830          21,931               20,672
      Oct-97        18,577          21,199               18,487
      Nov-97        18,477          22,180               18,329
      Dec-97        17,813          22,562               17,472
      Jan-98        18,478          22,812               17,781
      Feb-98        20,717          24,457               19,897
      Mar-98        21,444          25,709               20,060
      Apr-98        22,975          25,969               20,920
      May-98        21,519          25,522               19,387
      Jun-98        24,202          26,558               20,523
      Jul-98        24,294          26,274               20,330
      Aug-98        19,447          22,480               16,514
      Sep-98        22,967          23,914               18,463
      Oct-98        23,886          25,861               19,872
      Nov-98        26,506          27,431               22,099
      Dec-98        31,604          29,011               25,675
      Jan-99        36,442          30,223               29,000
      Feb-99        32,379          29,283               25,972
      Mar-99        35,672          30,455               28,619
      Apr-99        36,507          31,633               28,976
      May-99        37,324          30,887               28,936
      Jun-99        42,766          32,601               32,695
      Jul-99        45,298          31,584               32,685
      Aug-99        46,847          31,429               34,483
      Sep-99        48,833          30,568               34,952
      Oct-99        57,614          32,503               38,632
      Nov-99        68,560          33,169               44,361
      Dec-99        86,023          35,116               54,919
      Jan-00        88,663          33,353               54,342
      Feb-00       117,124          32,723               68,982
      Mar-00       105,986          35,923               66,885
      Apr-00        92,716          34,842               59,080
      May-00        82,499          34,128               51,949
      Jun-00        98,223          34,971               59,824
      Jul-00        93,469          34,425               56,659
      Aug-00       117,005          36,563               65,255
      Sep-00       114,045          34,633               58,566
      Oct-00       100,667          34,487               52,141
      Nov-00        77,353          31,770               38,699
      Dec-00        77,979          31,925               38,293
      Jan-01        75,032          33,059               42,176
      Feb-01        54,496          30,044               31,185
      Mar-01        44,616          28,139               26,616
      Apr-01        54,962          30,325               31,812
      May-01        52,500          30,528               30,329
      Jun-01        52,673          29,787               29,829
      Jul-01        46,426          29,495               27,440
      Aug-01        40,191          27,648               24,010
      Sep-01        33,262          25,414               18,857
      Oct-01        37,939          25,902               21,712
      Nov-01        43,978          27,886               24,873
      Dec-01        44,308          28,137               24,993
      Jan-02        44,933          27,715               24,555
      Feb-02        38,251          27,183               21,275
      Mar-02        42,092          28,203               23,213
      Apr-02        37,516          26,496               20,451
      May-02        35,205          26,300               19,381
      Jun-02        30,984          24,428               16,829

CCI's Technology Composite Returns


                                           Average Annual Total Returns (as of 6/30/02)
                                                                   Since Composite
                                           1-Year      5-Year     Inception (1/1/95)
  -------------------------------------------------------------------------------------
  On Offer (reflecting sales charges)      -44.56%      12.07%          16.27%
  S&P 500 Index                            -17.99%       3.66%          12.64%
  Lipper Science and Technology Fund Index -43.58%     - 0.53%           7.19%



As of June 30, 2002, CCI's Technology Composite included six managed accounts. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Innovation Fund, which affect fund performance. The managed accounts are not subject to the diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected performance. We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from CCI's Technology Composite's gross-of-fee returns the Class A gross operating expenses of 2.16% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. If actual fees and expenses for the Innovation Fund are higher than those used above, the actual returns shown would be lower. The Composite's inception date is January 1, 1995. Composite performance was provided by CCI and was calculated in accordance with the standard average annual total return method prescribed by SEC rules. The Lipper Science and Technology Fund Index is a managed index that represents the 30 largest funds in the Lipper Science and Technology Fund Category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the Innovation Fund.




                                            Section 2  How We Manage Your Money

NWQ's International Value Equity (ADR) Composite

Prior Performance of Similar Accounts


Growth of a $10,000 Investment 1/1/99--6/30/02


                                    [CHART]

             NWQ International Value                        Lipper International
                Equity Composite        MSCI Eafe Index          Fund Index
                     9,425                 10,000                  10,000
1/31/1999            9,266                  9,970                  10,061
2/28/1999            9,169                  9,733                   9,802
3/31/1999            9,538                 10,139                  10,129
4/30/1999           10,340                 10,549                  10,601
5/31/1999            9,975                 10,006                  10,207
6/30/1999           10,559                 10,396                  10,690
7/31/1999           10,692                 10,705                  10,929
8/31/1999           10,748                 10,745                  11,015
9/30/1999           10,517                 10,853                  11,050
10/31/1999          10,699                 11,260                  11,436
11/30/1999          10,944                 11,651                  12,274
12/31/1999          12,234                 12,697                  13,783
1/31/2000           11,432                 11,891                  12,976
2/29/2000           11,223                 12,211                  13,833
3/31/2000           11,665                 12,684                  13,869
4/30/2000           11,366                 12,017                  12,990
5/31/2000           11,200                 11,724                  12,632
6/30/2000           11,996                 12,182                  13,217
7/31/2000           11,902                 11,672                  12,789
8/31/2000           11,941                 11,773                  13,005
9/30/2000           11,284                 11,200                  12,247
10/31/2000          11,283                 10,936                  11,830
11/30/2000          11,244                 10,526                  11,331
12/31/2000          11,932                 10,899                  11,754
1/31/2001           12,268                 10,894                  11,823
2/28/2001           12,135                 10,077                  10,993
3/31/2001           11,380                  9,405                  10,220
4/30/2001           12,104                 10,058                  10,842
5/31/2001           12,138                  9,703                  10,579
6/30/2001           11,752                  9,306                  10,281
7/31/2001           11,583                  9,137                  10,014
8/31/2001           11,477                  8,906                   9,813
9/30/2001            9,940                  8,004                   8,743
10/31/2001          10,430                  8,209                   8,980
11/30/2001          10,878                  8,511                   9,315
12/31/2001          11,106                  8,562                   9,481
1/31/2002           11,099                  8,107                   9,098
2/28/2002           11,361                  8,164                   9,225
3/31/2002           12,192                  8,645                   9,713
4/30/2002           12,697                  8,662                   9,781
5/31/2002           13,243                  8,772                   9,921
6/30/2002           12,388                  8,423                   9,529

NWQ's International Value Equity (ADR) Composite Returns




                                             Average Annual Total Returns (as of 6/30/02)
                                                               Since Composite
                                             1-Year           Inception (1/1/99)
         --------------------------------------------------------------------------------
         On Offer (reflecting sales charges) -0.65%                  6.31%
         MSCI EAFE Index                     -9.49%                 -4.79%
         Lipper International Fund Index     -7.29%                 -1.36%



As of June 30, 2002, NWQ's International Value Equity (ADR) Composite included twelve managed accounts. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the NWQ International Value Fund, which affect fund performance. The managed accounts are not subject to the diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected performance. We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from NWQ's International Value Equity (ADR) Composite's gross-of-fee returns the Class A gross operating expenses of 1.83% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. If actual fees and expenses for the NWQ International Value Fund are higher than those used above, the actual returns would be lower. The Composite's inception date is January 1, 1999. Composite performance was provided by NWQ and was calculated in accordance with the standard average annual total return method prescribed by SEC rules. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of companies in Europe, Australasia and the Far East. The Lipper International Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the NWQ International Value Fund.


Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.


                       Market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to market risk. Market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.



                       Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:







                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.



                        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.





                        . Foreign markets may be less liquid and more volatile than U.S. markets.



                        . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign currency holdings.



                       Emerging Markets Risk: The NWQ International Value Fund may invest a portion of its assets in companies located in emerging markets. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.





                       Concentration risk: The Innovation Fund will be concentrated in the securities of companies that develop, service, provide or utilize innovative technologies. The Innovation Fund's possible concentration in technology companies causes


                                            Section 2  How We Manage Your Money
                       the Innovation Fund to be more susceptible to any single occurrence affecting the industry and may subject the fund to greater market risk than more diversified funds. Companies involved in the technology industry must contend with rapidly changing technology, worldwide competition, rapid obsolescence of products and services, government regulation, high research and development costs, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The stocks of many technology companies have exceptionally high price-to-earnings ratios with little or no earnings histories. In addition, many technology companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.


                       Although the following risk factors are not principal risks, they may still affect your investment in a fund:

                       Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

                       Correlation risk: The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.


                                                 [GRAPHIC]

                                            How We Manage Risk

                       Time-tested risk management strategies are utilized to help protect your capital during periods of market uncertainty or weakness. These strategies include broad portfolio diversification, investment limitations and hedging. The Innovation Fund and the NWQ International Value Fund also employ a rigorous sell discipline. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.


                       The NWQ International Value Fund's investment philosophy and process stress the importance of attractive risk/reward characteristics, solid balance sheets and cash flow strength, providing a measure of protection in adverse markets. The NWQ International Value Fund generally purchases undervalued stocks with attractive risk/reward characteristics. The prices of these types of stocks frequently decline less than more fully valued stocks during market downturns.


                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                         . 5% in securities of any one issuer, or 10% of the
                           voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);



                         . 25% in any one industry (except U.S. government
                           securities and, in the case of the Innovation Fund, the securities of companies that use innovative technologies to gain a strategic, competitive advantage in their industries as well as companies that develop, provide and service those technologies).

Section 2  How We Manage Your Money

                       Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                       A Focus on Blue Chips

                       The Rittenhouse Growth Fund invests primarily in equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure. As a result, blue chip companies have historically exhibited less risk and price volatility than companies lacking these high quality characteristics. In addition, the large market of publicly held shares for these companies and substantial trading volume create a high degree of liquidity for their stocks.

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the funds may not achieve their investment objectives.

                       Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to limit the risk of price fluctuations, and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the Innovation Fund and the NWQ International Value Fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. These funds may also buy or sell foreign currencies. These strategies may reduce fund returns and will benefit the funds largely to the extent we are able to use them successfully. A fund could lose money on futures transactions or an option can expire worthless.

                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
 Amount of Purchase                 Public Offering Price Net Amount Invested   Public Offering Price
 Less than $50,000                          5.75%                6.10%                 5.00%
 $50,000 but less than $100,000             4.50%                4.71%                 4.00%
 $100,000 but less than $250,000            3.75%                3.90%                 3.25%
 $250,000 but less than $500,000            2.75%                2.83%                 2.50%
 $500,000 but less than $1,000,000          2.00%                2.04%                 1.75%
 $1,000,000 and over                        --/1/                   --                 --/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within

Section 3  How You Can Buy and Sell Shares
                       six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase  0-1 1-2 2-3 3-4 4-5 5-6 Over 6
                     CDSC           5%  4%  4%  3%  2%  1%   None

                       Class C Shares


                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


                                                 [GRAPHIC]

                                     How to Reduce Your Sales
             Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge     Class A Sales Charge        Class R Eligibility
Reductions               Waivers                     . Certain employees and
.. Rights of accumulation . Certain Nuveen Defined      directors of Nuveen or
.. Letter of intent         Portfolio or Exchange-      employees of authorized
.. Group purchase           Traded Fund                 dealers
                           reinvestments             . Bank trust departments
                         . Retirement plans
                         . Certain employees and
                           directors of Nuveen or
                           employees of authorized
                           dealers
                         . Bank trust departments

                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or comprehensive

                                     Section 3  How You Can Buy and Sell Shares

                       "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                                             How To Buy Shares


                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.


                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for providing ongoing investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       By Mail


                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.


                       Investment Minimums

                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

Section 3  How You Can Buy and Sell Shares

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                                     Section 3  How You Can Buy and Sell Shares

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC or a redemption fee, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Section 3  How You Can Buy and Sell Shares

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail


                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:


                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.


                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                       Redemption Fee Policy

                       The NWQ International Value Fund will assess a 2% fee on the proceeds of fund shares redeemed or exchanged by a Market Timer (see definition below) within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares
                       paid directly to the NWQ International Value Fund. The fee is intended to offset the trading costs and fund operating expenses associated with frequent trading. When a Market Timer redeems or exchanges NWQ International Value Fund shares subject to the redemption fee, the fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order.

                       You may be deemed a "Market Timer" if you: (i) redeem out of any Nuveen fund within 30 days of purchase or exchange; or (ii) exchange out of any Nuveen fund within 30 days of purchase or exchange; or (iii) otherwise engage in a trading pattern deemed to be adverse to a Nuveen fund's operations. In the event you are considered a Market Timer, you will receive written notice of such status and will be required to place all subsequent trades directly with Nuveen. In addition to the assessment of a redemption fee, the NWQ International Value Fund imposes certain other restrictions on trading activities by Market Timers. See the Statement of Additional Information for a complete description of these restrictions.

Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       The funds intend to pay income dividends and any taxable gains annually.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Foreign Income Tax Considerations

                       Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting

                       The funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                       Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                                                 Section 4  General Information

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.


                                                 [GRAPHIC]

                                      Distribution and Service
             Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.


                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

Section 4  General Information

                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available the pricing service establishes fair value based on prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the funds, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.

                       If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                 [GRAPHIC]

                                          Fund Service Providers


                       The custodian of the assets of the funds is currently The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413. The custodian also provides certain accounting services to the funds. Effective November 1, 2002, the custodian will be State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


                                                 Section 4  General Information

    Section 5  Financial Highlights


                     The financial highlights table is intended to help you understand a fund's financial performance for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended July 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which are available upon request. The information for the prior fiscal years was audited by Arthur Andersen LLP.


Nuveen Innovation Fund



                                                          Investment Operations         Less Distributions
Class (Inception Date)                                -----------------------------  ------------------------

                                                                        Net
                                                                   Realized
                                                                        and
                                                             Net Unrealized                                   Ending
                                            Beginning Investment Investment                 Net                  Net
                                            Net Asset     Income       Gain          Investment Capital        Asset     Total
Year Ended July 31,                             Value     (Loss)     (Loss)    Total     Income   Gains Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------------

Class A (12/99)
 2002                                        $11.66     $(.20)    $ (4.55)  $ (4.75)    $--       $--    $--  $ 6.91  (40.74)%
 2001                                         23.27      (.34)     (11.27)   (11.61)     --        --     --   11.66  (49.87)
 2000(c)                                      20.00      (.26)       3.53      3.27      --        --     --   23.27   16.30

Class B (12/99)
 2002                                         11.50      (.27)      (4.46)    (4.73)     --        --     --    6.77  (41.13)
 2001                                         23.15      (.48)     (11.17)   (11.65)     --        --     --   11.50  (50.22)
 2000(c)                                      20.00      (.37)       3.52      3.15      --        --     --   23.15   15.70

Class C (12/99)
 2002                                         11.52      (.27)      (4.48)    (4.75)     --        --     --    6.77  (41.23)
 2001                                         23.17      (.47)     (11.18)   (11.65)     --        --     --   11.52  (50.26)
 2000(c)                                      20.00      (.37)       3.54      3.17      --        --     --   23.17   15.80

Class R (12/99)
 2002                                         11.70      (.18)      (4.58)    (4.76)     --        --     --    6.94  (40.68)
 2001                                         23.29      (.28)     (11.31)   (11.59)     --        --     --   11.70  (49.72)
 2000(c)                                      20.00      (.21)       3.50      3.29      --        --     --   23.29   16.45
-------------------------------------------------------------------------------------------------------------------------------


                                                   Ratios/Supplemental Data
Class (Inception Date)                      -------------------------------------
                                                                Ratio of
                                                                     Net
                                                     Ratio of Investment
                                                     Expenses     Income
                                             Ending        to  (Loss) to
                                                Net   Average    Average Portfolio
                                             Assets       Net        Net  Turnover
Year Ended July 31,                           (000) Assets(b)  Assets(b)      Rate
----------------------------------------------------------------------------------

Class A (12/99)
 2002                                       $ 5,544   2.16%     (2.06)%     163%
 2001                                        13,958   1.96      (1.91)      240
 2000(c)                                     22,838   1.89*     (1.82)*     117

Class B (12/99)
 2002                                         8,480   2.91      (2.82)      163
 2001                                        19,196   2.70      (2.66)      240
 2000(c)                                     33,288   2.63*     (2.56)*     117

Class C (12/99)
 2002                                        11,026   2.91      (2.82)      163
 2001                                        23,813   2.71      (2.66)      240
 2000(c)                                     39,907   2.60*     (2.53)*     117

Class R (12/99)
 2002                                         1,944   1.91      (1.82)      163
 2001                                         3,461   1.70      (1.66)      240
 2000(c)                                      4,020   1.51*     (1.47)*     117
----------------------------------------------------------------------------------


*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are 2.14%, 2.90%, 2.89% and 1.89% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2002 are (2.04)%, (2.80)%, (2.80)% and (1.80)% for
    classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.

Section 5  Financial Highlights

Nuveen NWQ International Value Fund(a)



                                                           Investment Operations         Less Distributions
Class (Inception Date)                                ------------------------------  ------------------------

                                                                         Net
                                                                    Realized
                                                                         and
                                                             Net  Unrealized                                   Ending
                                            Beginning Investment  Investment                 Net                  Net
                                            Net Asset     Income        Gain          Investment Capital        Asset     Total
Year Ended July 31,                             Value     (Loss)      (Loss)    Total     Income   Gains Total  Value Return(b)
----------------------------------------------------------------------------------------------------------------------------------

Class A (12/99)
 2002                                          $16.22      $(.12)     $(2.15) $(2.27)        $--     $--   $-- $13.95    (14.00)%
 2001                                           22.93       (.18)      (6.53)  (6.71)         --      --    --  16.22    (29.26)
 2000(d)                                        20.00       (.15)       3.08    2.93          --      --    --  22.93     14.65

Class B (12/99)
 2002                                           16.03       (.23)      (2.12)  (2.35)         --      --    --  13.68    (14.66)
 2001                                           22.82       (.34)      (6.45)  (6.79)         --      --    --  16.03    (29.75)
 2000(d)                                        20.00       (.25)       3.07    2.82          --      --    --  22.82     14.10

Class C (12/99)
 2002                                           16.03       (.22)      (2.13)  (2.35)         --      --    --  13.68    (14.66)
 2001                                           22.82       (.32)      (6.47)  (6.79)         --      --    --  16.03    (29.75)
 2000(d)                                        20.00       (.24)       3.06    2.82          --      --    --  22.82     14.10

Class R (12/99)
 2002                                           16.29       (.06)      (2.19)  (2.25)         --      --    --  14.04    (13.81)
 2001                                           22.96       (.14)      (6.53)  (6.67)         --      --    --  16.29    (29.05)
 2000(d)                                        20.00       (.12)       3.08    2.96          --      --    --  22.96     14.80
----------------------------------------------------------------------------------------------------------------------------------


                                                     Ratios/Supplemental Data
Class (Inception Date)                      -----------------------------------------
                                                                 Ratio of
                                                                      Net
                                                     Ratio of  Investment
                                                     Expenses      Income
                                             Ending        to   (Loss) to
                                                Net   Average     Average   Portfolio
                                             Assets       Net         Net    Turnover
Year Ended July 31,                           (000) Assets(c)   Assets(c)        Rate
--------------------------------------------------------------------------------------

Class A (12/99)
 2002                                       $ 4,011      1.83%       (.84)%       183%
 2001                                         7,551      2.12        (.98)        224
 2000(d)                                     10,676      1.82*      (1.05)*       111

Class B (12/99)
 2002                                         2,586      2.60       (1.59)        183
 2001                                         4,741      2.86       (1.78)        224
 2000(d)                                      6,435      2.57*      (1.76)*       111

Class C (12/99)
 2002                                         4,667      2.58       (1.53)        183
 2001                                         7,048      2.86       (1.72)        224
 2000(d)                                      6,925      2.58*      (1.75)*       111

Class R (12/99)
 2002                                         8,367      1.56        (.48)        183
 2001                                        10,325      1.86        (.78)        224
 2000(d)                                     14,265      1.50*       (.90)*       111
--------------------------------------------------------------------------------------


*  Annualized.

(a) Effective October 7, 2002, based upon the determination of the fund's Board of Trustees and a shareholder vote, the fund changed its name from the Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. The fund's sub-adviser and primary investment strategy were also changed.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are 1.76%, 2.53%, 2.51% and 1.49% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2002 are (.77)%, (1.52)%, (1.46)% and (.41)% for
    classes A, B, C and R, respectively.

(d) From commencement of class operations as noted.

                                                Section 5  Financial Highlights

Nuveen Rittenhouse Growth Fund



Class
(Inception                    Investment Operations        Less Distributions
Date)                     ----------------------------  ------------------------


                                            Net
                                       Realized
                                            and
                                 Net Unrealized                                   Ending
                Beginning Investment Investment                Net                   Net
Year Ended      Net Asset     Income       Gain         Investment Capital         Asset     Total
July 31,            Value     (Loss)     (Loss)   Total     Income   Gains  Total  Value Return(a)
---------------------------------------------------------------------------------------------------

Class A (12/97)
  2002           $23.92     $(.12)     $(6.32)  $(6.44)    $--      $  --  $  --  $17.48  (26.92)%
  2001            29.09      (.13)      (5.04)   (5.17)     --         --     --   23.92  (17.77)
  2000            25.10      (.12)       4.12     4.00      --       (.01)  (.01)  29.09   15.93
  1999            22.75      (.04)       2.45     2.41      --       (.06)  (.06)  25.10   10.62
  1998(c)         20.00      (.01)       2.76     2.75      --         --     --   22.75   13.75

Class B (12/97)
  2002            23.31      (.28)      (6.14)   (6.42)     --         --     --   16.89  (27.54)
  2001            28.55      (.33)      (4.91)   (5.24)     --         --     --   23.31  (18.35)
  2000            24.82      (.33)       4.07     3.74      --       (.01)  (.01)  28.55   15.01
  1999            22.66      (.23)       2.45     2.22      --       (.06)  (.06)  24.82    9.86
  1998(c)         20.00      (.11)       2.77     2.66      --         --     --   22.66   13.30

Class C (12/97)
  2002            23.32      (.28)      (6.14)   (6.42)     --         --     --   16.90  (27.53)
  2001            28.56      (.33)      (4.91)   (5.24)     --         --     --   23.32  (18.35)
  2000            24.84      (.33)       4.06     3.73      --       (.01)  (.01)  28.56   15.01
  1999            22.67      (.23)       2.46     2.23      --       (.06)  (.06)  24.84    9.86
  1998(c)         20.00      (.11)       2.78     2.67      --         --     --   22.67   13.35

Class R (12/97)
  2002            24.15      (.07)      (6.40)   (6.47)     --         --     --   17.68  (26.79)
  2001            29.29      (.07)      (5.07)   (5.14)     --         --     --   24.15  (17.55)
  2000            25.22      (.05)       4.13     4.08      --       (.01)  (.01)  29.29   16.17
  1999            22.79       .02        2.47     2.49      --       (.06)  (.06)  25.22   10.95
  1998(c)         20.00       .03        2.76     2.79      --         --     --   22.79   13.95
---------------------------------------------------------------------------------------------------


Class
(Inception             Ratios/Supplemental Data
Date)           --------------------------------------
                                     Ratio of
                                          Net
                                   Investment
                          Ratio of     Income
                          Expenses     (Loss)
                  Ending        to         to
                     Net   Average    Average Portfolio
Year Ended        Assets       Net        Net  Turnover
July 31,           (000) Assets(b)  Assets(b)      Rate
-------------------------------------------------------

Class A (12/97)
  2002          $ 64,914   1.45%      (.58)%     27%
  2001           106,264   1.35       (.50)      35
  2000           121,610   1.35       (.45)      28
  1999           101,080   1.27       (.18)      22
  1998(c)         43,092   1.35*      (.09)*      4

Class B (12/97)
  2002           145,947   2.20      (1.33)      27
  2001           239,203   2.10      (1.26)      35
  2000           287,993   2.10      (1.20)      28
  1999           222,156   2.01       (.93)      22
  1998(c)         81,823   2.10*      (.84)*      4

Class C (12/97)
  2002           104,626   2.20      (1.33)      27
  2001           167,272   2.10      (1.25)      35
  2000           190,520   2.10      (1.20)      28
  1999           146,927   2.01       (.93)      22
  1998(c)         43,260   2.10*      (.84)*      4

Class R (12/97)
  2002            29,977   1.20       (.34)      27
  2001            40,995   1.10       (.25)      35
  2000            49,256   1.10       (.19)      28
  1999            45,211   1.03        .08       22
  1998(c)         37,664   1.10*       .20*       4
-------------------------------------------------------


*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) From commencement of class operations as noted.

Section 1  Financial Highlights

     Nuveen Mutual Funds

     Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

     Growth
     Innovation Fund
     Nuveen Rittenhouse Growth Fund

     Growth and Income

     Nuveen NWQ International Value Fund
     Large-Cap Value Fund

     European Value Fund
     Balanced Stock and Bond Fund
     Balanced Municipal and Stock Fund

     Multi-Cap Value Fund

     Income
     Income Fund
     Floating Rate Fund/1/

     Tax-Free Income
     National Municipal Bond Funds
     High Yield
     Long-term
     Insured Long-term
     Intermediate-term
     Limited-term

     State Municipal Bond Funds
     Arizona            Louisiana               North Carolina
     California/2/      Maryland                Ohio
     Colorado           Massachusetts/2/        Pennsylvania
     Connecticut        Michigan                Tennessee
     Florida            Missouri                Virginia
     Georgia            New Jersey              Wisconsin
     Kansas             New Mexico
     Kentucky           New York/2/

     Several additional sources of information are available to you, including the codes of ethics adopted by the funds, CCI, NWQ, Nuveen and NIAC.
     The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus.

     Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800)257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.

     You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549. The funds' Investment Company file number is 811-08333.

     1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

     2.   Long-term and insured long-term portfolios.

                                                     [MPR-GRW-1002 NA]

N U V E E N
        Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800)257-8787
www.nuveen.com

Statement of Additional Information

October 7, 2002

Nuveen Investment Trust II
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN INNOVATION FUND
NUVEEN NWQ INTERNATIONAL VALUE FUND
NUVEEN RITTENHOUSE GROWTH FUND




This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments ("Nuveen"), or from the Funds by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Nuveen Innovation Fund, Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund, dated October 7, 2002.



Table of Contents                                                                             Page
--------------------------------------------------------------------------------------------- ----
General Information                                                                            B-2
--------------------------------------------------------------------------------------------- ----
Investment Policies and Restrictions                                                           B-2
--------------------------------------------------------------------------------------------- ----
Investment Policies and Techniques                                                             B-4
--------------------------------------------------------------------------------------------- ----
Management                                                                                    B-23
--------------------------------------------------------------------------------------------- ----
Fund Manager and Sub-Advisers                                                                 B-30
--------------------------------------------------------------------------------------------- ----
Portfolio Transactions                                                                        B-33
--------------------------------------------------------------------------------------------- ----
Net Asset Value                                                                               B-34
--------------------------------------------------------------------------------------------- ----
Tax Matters                                                                                   B-35
--------------------------------------------------------------------------------------------- ----
Performance Information                                                                       B-37
--------------------------------------------------------------------------------------------- ----
Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs B-43
--------------------------------------------------------------------------------------------- ----
Distribution and Service Plans                                                                B-54
--------------------------------------------------------------------------------------------- ----
Independent Public Accountants, Custodian and Transfer Agent                                  B-56
--------------------------------------------------------------------------------------------- ----
Financial Statements                                                                          B-56
--------------------------------------------------------------------------------------------- ----
General Trust Information                                                                     B-56
--------------------------------------------------------------------------------------------- ----
Appendix A--Ratings of Investments                                                             A-1
--------------------------------------------------------------------------------------------- ----


The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

                              GENERAL INFORMATION


The Nuveen Innovation Fund (the "Innovation Fund"), Nuveen NWQ International Value Fund (the "International Fund") and Nuveen Rittenhouse Growth Fund (the "Rittenhouse Fund") (individually a "Fund" and collectively, the "Funds") are open-end management investment companies and are series of the Nuveen Investment Trust II (the "Trust"). The Nuveen NWQ International Value Fund was formerly named the Nuveen International Growth Fund, and the principal investment strategy of the fund was modified. The name change and the investment strategy change occurred on October 7, 2002. The Innovation Fund, International Fund and Rittenhouse Fund are diversified funds. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, three series of the Trust are authorized and outstanding.


Certain matters under the Investment Company Act of 1940, which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

The investment objective and certain fundamental investment policies of the Funds are described in the Prospectuses for the Funds. The Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Funds:

(1) With respect to 75% of the total assets of the Innovation Fund, International Fund and Rittenhouse Fund, individually, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of a Fund's total assets would be invested in securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.


(2) With respect to the Innovation Fund and the International Fund, borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and
(ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).


(3) With respect to the Rittenhouse Fund, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing, provided that the combination of (i) and
(ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(4) Act as an underwriter of another issuer's securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5) Make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(8) Issue senior securities, except as permitted under the Investment Company Act of 1940.


(9) Purchase the securities of any issuer if, as a result, 25% or more of a Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to: (1) securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof; and (2) the Innovation Fund in regards to its concentration of more than 25% of its assets in companies that use innovative technologies to gain a strategic, competitive advantage in their industries as well as companies that develop, provide and service those technologies.


Except for restriction (3) that relates exclusively to the Rittenhouse Fund, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each Fund and certain other policies specifically identified in the applicable Prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Funds may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.


(3) With respect to the Innovation Fund and the International Fund, pledge, mortgage or hypothecate any assets owned by a Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of a Fund's total assets at the time of the borrowing or investment.



(4) With respect to the Innovation Fund and the International Fund, purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.


(5) With respect to the Rittenhouse Fund, purchase securities of open-end and closed-end investment companies except in compliance with the Investment Company Act of 1940.


(6) With respect to the Innovation Fund and the International Fund, enter into futures contracts or related options if more than 30% of a Fund's net assets would be represented by futures contracts or more than 5% of a Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.


(7) With respect to the Rittenhouse Fund, enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by such instruments or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contacts and related options.

(8) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in the securities of issuers that engage in these activities.

(9) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of a Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(10) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund's net assets would be invested in illiquid securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectuses for the Funds.

Equity Securities


Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics. The NWQ International Value Fund may also invest in pooled investment vehicles. For the Innovation Fund and the NWQ International Value Fund, any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service ("Moody's"), Standard & Poor's ("S&P"), or Fitch Ratings ("Fitch")) when purchased.


Equity Securities for the Rittenhouse Fund

Under normal market conditions, the Rittenhouse Fund invests primarily in equity securities of blue chip companies. Equity Securities for the Rittenhouse Fund include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity characteristics. The Rittenhouse Fund expects to be substantially fully invested in Equity Securities under normal market conditions, and will invest at least 65% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock.

Convertible securities for the Rittenhouse Fund must be rated A or higher by Moody's, S&P, or Fitch when purchased. A general description of ratings may be found in Appendix A.


In addition, the Rittenhouse Fund may invest up to 15% of its net assets in equity securities of foreign issuers, either directly in U.S. market-traded securities of those issuers or indirectly through investments in American Depositary Receipts ("ADRs") or other instruments denominated in U.S. dollars, as described in "Foreign Securities" below.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

The Innovation Fund and International Fund may invest up to 35% of their total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of their total assets, in cash equivalents, money market funds and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or determined by the portfolio manager to be of comparable quality, and having a maturity of one year or less. For temporary defensive purposes and to keep cash on hand fully invested, the Rittenhouse Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and must have a maturity of one year or less. Such securities include, without limitation, the following: Short-term taxable fixed income securities are defined to include, without limitation, the following;


(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, each Fund other than the Rittenhouse Fund, may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(3) Each Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Nuveen Innovation Fund may invest in Eurodollar certificates of deposit, which are certificates of deposit issued by foreign banks that are denominated in U.S. dollars.

(5) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(6) Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.


(7) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Innovation Fund and the International Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody's, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality. The Rittenhouse Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality.


Foreign Securities

Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.


The Funds may invest in foreign securities by purchasing depositary receipts, denominated in U.S. dollars, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. However, the Rittenhouse Fund may only purchase depositary receipts denominated in U.S. dollars. The International Fund currently intends to invest primarily in such U.S. dollar denominated depositary receipts. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. For purposes of a Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency risks. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period.


Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


The Funds may also invest directly in the securities of foreign issuers. The Innovation Fund may invest up to 15% of its assets in securities which are traded principally in securities markets outside the U.S. and may invest without limit in securities of foreign issuers that are traded in U.S. markets. The Rittenhouse Fund may invest up to 15% of its net assets in equity securities of foreign issuers, either directly in equity securities of those issuers traded in U.S. securities markets, or indirectly in ADRs or other instruments denominated in U.S. dollars that permit indirect investment in foreign securities. The foreign issuers in which the Rittenhouse Fund invests are generally large-capitalization companies having characteristics similar to those the Fund seeks in investments in U.S. issuers listed on U.S. exchanges.

In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.


The Innovation Fund and International Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. Such Funds also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the Innovation Fund and the International Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).



The investments of the Innovation Fund may be allocated among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio manager's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar.


Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.


The Innovation Fund may invest in Eurodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.



Emerging Markets. The Innovation Fund may invest in companies located in developing countries. The International Fund currently intends to invest in such companies only through U.S. dollar denominated depositary receipts, if available. The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.


Special Risks of Investing in Russian and Other Eastern European Securities. The Innovation Fund (and International Fund through U.S. dollar denominated depositary receipts) may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries appropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.


In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's portfolio manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Currency Risks. To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U. S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although each Fund values its assets daily in U.S. dollars, a Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. A Fund may engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

Small and Medium Market Capitalizations

The Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Generally, small market capitalization is considered to be less than

$1.5 billion and large market capitalization is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Technology Risks


The Innovation Fund is concentrated in the technology sector. There are risks associated with investments in this sector, and an investment in Fund concentrated in this sector should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.


Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer-related equipment, computer networks, communications systems, telecommunications products, electronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of certain issuers of the equity securities included in a Fund concentrated in the technology sector depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the equity securities included in a Fund concentrated in the technology sector will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on the trading history of common stocks, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the equity securities held in a Fund concentrated in the technology sector.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of equity securities held by a Fund concentrated in the technology sector will obtain orders of a similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of equity securities held in a Fund concentrated in the technology sector.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the equity securities held by a Fund concentrated in the technology sector to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services.

Hedging Strategies

General Description of Hedging Strategies
Each Fund may engage in hedging activities. The portfolio manager may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings. The Rittenhouse Fund may also use forward contracts to hedge holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's net assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Federal Income Tax Treatment of Options

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, a Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the "1934 Act")).

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

Each Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures

Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the Nasdaq-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on the portfolio manager's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Future Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract. Under certain circumstances, the recognition of losses may be required to be deferred to a later taxable year.


Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments


Foreign Currency Transactions. The Innovation Fund and International Fund may engage in foreign currency forward contracts, options, and futures transactions. A Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If a Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, a Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, a Fund may segregate assets to cover its futures contracts obligations.



Forward Foreign Currency Exchange Contracts. The Innovation Fund and International Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. A Fund will not speculate in foreign currency exchange.


A Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U. S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. A Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Other Investment Policies and Techniques

Delayed-Delivery Transactions
Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a

Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Illiquid Securities
Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the applicable adviser of a Fund the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the applicable adviser of a Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; the method of soliciting offers; and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box
When the applicable portfolio manager believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. Each Fund will limit its transactions in short sales against the box to 5% of its net assets. In addition, each Fund (other than the Rittenhouse Fund) will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

The Innovation Fund and the International Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. For the Innovation Fund and the International Fund, of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. The Rittenhouse Fund does not intend to invest more than 5% of its net assets in warrants. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.


Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies
Each Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects the Funds to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Fund or its investment adviser, may subject the Fund to overlapping fees and expenses that may be payable to the adviser or its affiliates.

Portfolio Turnover

The portfolio turnover rates for the Innovation Fund and the International Fund for the 2002 fiscal year were 163% and 183% respectively. These rates were significantly lower than the previous year rates of 240% and 224%, respectively, as a result of the determination of each fund's portfolio manager in fiscal year 2001 to reduce the overall volatility of each fund by selling more volatile stocks and replacing them with more stable stocks.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


------------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of
                                                                                               Portfolios in    Other
                                                                                                   Fund       Director-
                      Position(s)    Term of Office                                               Complex       ships
  Name, Address and      Held        and Length of              Principal Occupation(s)          Overseen      Held by
    Date of Birth     with Funds      Time Served                 During Past 5 Years           by Trustee     Trustee
------------------------------------------------------------------------------------------------------------------------
Trustees who are not
interested persons of the Funds
James E. Bacon        Trustee     .Term - Indefinite(1)  Treasurer, Cathedral of St. John the       19           N/A
333 West Wacker Drive             .Length of Service -   Divine (New York City) 1997-
Chicago, IL 60606                  Since inception       present; formerly, Director of Lone
(2/27/31)                                                Star Industries, Inc. (1992-1999);
                                                         previously, Director and Executive
                                                         Vice President of U.S. Trust
                                                         Corporation and Trustee of United
                                                         States Trust Company of New York.
------------------------------------------------------------------------------------------------------------------------
William E. Bennett    Trustee     .Term - Indefinite(1)  Private investor; previously               19           N/A
333 West Wacker Drive             .Length of Service -   President and C.E.O., Draper &
Chicago, IL 60606                  Since 2001            Kramer, Inc. (a private company that
(10/16/46)                                               handles mortgage banking, real
                                                         estate development, pension
                                                         advising and real estate
                                                         management) (1995-1998).
------------------------------------------------------------------------------------------------------------------------
Jack B. Evans         Trustee     .Term - Indefinite(1)  President, The Hall-Perrine                19           See
333 West Wacker Drive             .Length of Service -   Foundation (a private philanthropic                  Principal
Chicago, IL 60606                  Since inception       corporation); Director, Alliant                     Occupation
(10/22/48)                                               Energy; Director and Vice                           description
                                                         Chairman, United Fire and Casualty
                                                         Company; Director, Federal Reserve
                                                         Bank of Chicago; previously
                                                         President and Chief Operating
                                                         Officer, SCI Financial Group, Inc. (a
                                                         regional financial services firm).
------------------------------------------------------------------------------------------------------------------------
William L. Kissick    Trustee     .Term - Indefinite(1)  Professor Emeritus, School of              19           N/A
333 West Wacker Drive             .Length of Service -   Medicine and the Wharton School of
Chicago, IL 60606                  Since inception       Management and former Chairman,
(7/29/32)                                                Leonard Davis Institute of Health
                                                         Economics, University of
                                                         Pennsylvania; Adjunct Professor,
                                                         Health Policy and Management,
                                                         Yale University.
------------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand  Trustee     .Term - Indefinite(1)  Retired; previously, Vice President        19           N/A
333 West Wacker Drive             .Length of Service -   in charge of Municipal
Chicago, IL 60606                  Since inception       Underwriting, Trading, and Dealer
(11/11/31)                                               Sales at The Northern Trust
                                                         Company.
------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington  Trustee     .Term - Indefinite(1)  President of Catalyst (a not-for-          19           N/A
333 West Wacker Drive             .Length of Service -   profit organization focusing on
Chicago, IL 60606                  Since inception       women's leadership development in
(2/24/32)                                                business and the professions).
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                                    Portfolios in    Other
                                                                                                        Fund       Director-
                          Position(s)     Term of Office                                               Complex       ships
   Name, Address and         Held         and Length of              Principal Occupation(s)          Overseen      Held by
     Date of Birth        with Funds       Time Served                 During Past 5 Years           by Trustee     Trustee
-----------------------------------------------------------------------------------------------------------------------------
Trustee who is an
interested person of the Funds
*Timothy R. Schwertfeger Chairman,     .Term - Indefinite(1)  Chairman (since 1999), President           130          See
333 West Wacker Drive    President and .Length of Service -   and Trustee of the funds advised by                  Principal
Chicago, IL 60606        Trustee        Since inception       Nuveen Institutional Advisory Corp.                 Occupation
(3/28/49)                                                     (since 1996); Chairman (since 1996)                 description
                                                              and Director of The John Nuveen
                                                              Company, Nuveen Investments,
                                                              Nuveen Advisory Corp., Nuveen
                                                              Institutional Advisory Corp. and the
                                                              funds advised by Nuveen Advisory
                                                              Corp.; Chairman and Director (since
                                                              1997) of Nuveen Asset Management
                                                              Inc.; Chairman and Director of
                                                              Rittenhouse Financial Services, Inc.
                                                              (since 1999); Chief Executive Officer
                                                              and Director of Nuveen Senior Loan
                                                              Asset Management, Inc. (since
                                                              1999).
-----------------------------------------------------------------------------------------------------------------------------

* "Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, NIAC.


(1) Trustees serve an indefinite term until his/her successor is elected.



The following table sets forth information with respect to each officer of the Funds, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Funds receive no compensation from the Funds. The terms of office of all officers will expire in July 2003.



--------------------------------------------------------------------------------------------------------------------------
Officers of the Funds
                                                                                                               Number of
                                                                                                             Portfolios in
                       Position(s)         Term of Office                                                    Fund Complex
  Name, Address and       Held             and Length of                   Principal Occupation(s)             Served by
    Date of Birth      with Funds           Time Served                      During Past 5 Years                Officer
--------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President .Term - Until July 2003     Vice President (since January 2002);             130
333 West Wacker Drive                .Length of Service - Since  formerly, Assistant Vice President (since
Chicago, IL 60606                     2002                       March 2000); previously, Associate of
(2/3/66)                                                         Nuveen Investments.
--------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President .Term - Until July 2003     Vice President of Nuveen Investments             130
333 West Wacker Drive and Treasurer  .Length of Service - Since  (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                     inception                  President (from 1997 to 1999); formerly,
(11/28/67)                                                       Associate of Nuveen Investments; Vice
                                                                 President and Treasurer of Nuveen Senior
                                                                 Loan Asset Management, Inc. (since 1999);
                                                                 Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President .Term - Until July 2003     Vice President of Nuveen Advisory Corp.          130
333 West Wacker Drive                .Length of Service - Since  and Nuveen Institutional Advisory Corp
Chicago, IL 60606                     inception                  (since 2001); previously, Vice President of
(9/8/54)                                                         Van Kampen Investment Advisory Corp.
                                                                 (since 1998); prior thereto Assistant Vice
                                                                 President of Van Kampen Investment
                                                                 Advisory Corp. (since 1994).
--------------------------------------------------------------------------------------------------------------------------

                                                                                                                Number of
                                                                                                              Portfolios in
                       Position(s)         Term of Office                                                     Fund Complex
  Name, Address and       Held             and Length of                   Principal Occupation(s)              Served by
    Date of Birth      with Funds           Time Served                      During Past 5 Years                 Officer
---------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President .Term - Until July 2003     Vice President (since January 2002) and           130
333 West Wacker Drive and Assistant  .Length of Service - Since  Assistant General Counsel (since 1998),
Chicago, IL 60606     Secretary       2002                       formerly Assistant Vice President (since
(9/24/64)                                                        1998) of Nuveen Investments; Vice
                                                                 President (since May 2002) and Assistant
                                                                 Secretary formerly Assistant Vice President
                                                                 of Nuveen Advisory Corp. and Nuveen
                                                                 Institutional Advisory Corp.; prior thereto,
                                                                 Associate at the law firm D'Ancona
                                                                 Partners LLC.
---------------------------------------------------------------------------------------------------------------------------
Lorna G. Ferguson     Vice President .Term - Until July 2003     Vice President of Nuveen Investments              130
333 West Wacker Drive                .Length of Service - Since  (since 1996); Vice President of Nuveen
Chicago, IL 60606                     inception                  Advisory Corp. and Nuveen Institutional
(10/24/45)                                                       Advisory Corp.
---------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President .Term - Until July 2003     Managing Director (since January 2002) of         130
333 West Wacker Drive                .Length of Service - Since  Nuveen Investments; Managing Director
Chicago, IL 60606                     inception                  (since 2001), formerly Vice Presient (since
(3/2/64)                                                         1995) of Nuveen Advisory Corp. and
                                                                 Nuveen Institutional Advisory Corp.;
                                                                 Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President .Term - Until July 2003     Vice President of Nuveen Investments and          130
333 West Wacker Drive and Controller .Length of Service - Since  (since 1998) The John Nuveen Company;
Chicago, IL 60606                     inception                  Certified Public Accountant.
(5/31/54)
---------------------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President .Term - Until July 2003     Vice President of Nuveen Investments              130
333 West Wacker Drive                .Length of Service - Since  (since 2000); prior thereto, Assistant Vice
Chicago, IL 60606                     2000                       President (since 1999), formerly Associate
(3/22/63)                                                        of Nuveen Investments; Certified Public
                                                                 Accountant.
---------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President .Term - Until July 2003     Vice President of Nuveen Investments              130
333 West Wacker Drive                .Length of Service - Since  (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                     2002                       President (since 1993).
(6/27/61)
---------------------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President .Term - Until July 2003     Vice President, Assistant Secretary and           130
333 West Wacker Drive and Assistant  .Length of Service - Since  Assistant General Counsel of Nuveen
Chicago, IL 60606     Secretary       inception                  Investments; Vice President and Assistant
(7/27/51)                                                        Secretary of Nuveen Advisory Corp.,
                                                                 Nuveen Institutional Advisory Corp. and
                                                                 Nuveen Senior Loan Asset Management
                                                                 Inc. (since 1999); Assistant Secretary of
                                                                 The John Nuveen Company; Assistant
                                                                 Secretary of Nuveen Asset Management
                                                                 (since 1997).
---------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV   Vice President .Term - Until July 2003     Managing Director (since January 2002);           130
333 West Wacker Drive                .Length of Service - Since  formerly Vice President of Nuveen
Chicago, IL 60606                     inception                  Investments; Managing Director (since
(7/7/65)                                                         1997) of Nuveen Advisory Corp. and
                                                                 Nuveen Institutional Advisory Corp.;
                                                                 Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------------------------

                                                                                                               Number of
                                                                                                             Portfolios in
                       Position(s)         Term of Office                                                    Fund Complex
  Name, Address and       Held             and Length of                   Principal Occupation(s)             Served by
    Date of Birth      with Funds           Time Served                      During Past 5 Years                Officer
--------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Vice President .Term - Until July 2003     Managing Director (since 2002), Assistant        130
333 West Wacker Drive                .Length of Service - Since  Secretary and Associate General Counsel,
Chicago, IL 60606                     inception                  formerly, Vice President of Nuveen
(9/9/56)                                                         Investments; Managing Director (since
                                                                 2002), General Counsel and Assistant
                                                                 Secretary, formerly, Vice President of
                                                                 Nuveen Advisory Corp. and Nuveen
                                                                 Institutional Advisory Corp.; Managing
                                                                 Director (since 2002) and Assistant
                                                                 Secretary, formerly, Vice President of
                                                                 Nuveen Senior Loan Asset Management,
                                                                 Inc. (since 1999); Managing Director (since
                                                                 2002), Associate General Counsel and
                                                                 Assistant Secretary (since 2000) of Nuveen
                                                                 Asset Management Inc.; Assistant
                                                                 Secretary of The John Nuveen Company;
                                                                 Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------

William L. Kissick and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.


The trustees of the Trust are trustees of nineteen open-end and closed-end funds advised by NIAC. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.


Mr. Schwertfeger is a director or trustee, as the case may be, of 102 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.


The following table sets forth compensation paid by the Funds to each of the trustees who are not designated "interested persons" during the Funds' fiscal year ended July 31, 2002 and the total compensation that the Nuveen Funds paid to such trustees during the calendar year ended December 31, 2001. The Funds have no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Funds.



                                                  Total Compensation
                                                    from Funds and
                                Compensation from Fund Complex Paid
           Name of Trustee        the Funds(1)      to Trustees(2)
           ---------------      ----------------- ------------------
           James E. Bacon......        $41             $44,500
           William E. Bennett..        $41             $38,150
           Jack B. Evans.......        $41             $48,000
           William L. Kissick..        $41             $47,500
           Thomas E. Leafstrand        $41             $51,000
           Sheila W. Wellington        $41             $48,000

--------

(1) The compensation paid to the independent trustees for the fiscal year ending July 31, 2002 for services to the Funds.


(2) Based on the compensation paid (including any amounts deferred) to the independent trustees for the fiscal year ended December 31, 2001 for services to the eighteen Nuveen open-end and closed-end funds.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of July 31, 2002:



                                               Aggregate Dollar Range of
                                               Equity Securities in All
                                                 Registered Investment
                              Dollar Range of    Companies Overseen by
                             Equity Securities   Trustee in Family of
        Name of Trustee        in the Funds      Investment Companies
        ---------------      ----------------- -------------------------
        James E. Bacon...... $10,001-$ 50,000         over $100,000
        William E. Bennett.. $10,001-$ 50,000      $50,001-$100,000
        Jack B. Evans....... $50,001-$100,000         over $100,000
        William L. Kissick.. $10,001-$ 50,000      $50,001-$100,000
        Thomas E. Leafstrand $50,001-$100,000         over $100,000
        Sheila W. Wellington $50,001-$100,000         over $100,000


No independent trustee who is not an interested person of the Trust owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.




The trustee affiliated with Nuveen and the Adviser serves without any compensation from the fund. Trustees who are not affiliated with Nuveen or the Adviser ("Independent Trustees") receive a $35,000 annual retainer for serving as a trustee for all funds managed by the Adviser, $1,000 fee per day plus expenses for attendance in person at all meetings (other than a meeting of the dividend committee or the executive committee), $500 for attendance by telephone of such meetings and $200 or $100, respectively, for attendance in person or by telephone at a meeting of the dividend committee or the executive committee, respectively. The annual retainer, fees and expenses are allocated among the funds on the basis of relative net asset sizes.


The John Nuveen Company ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The independent trustees of the funds managed by the NIAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.


As of September 30, 2002, the officers and trustees of the Funds, in the aggregate, own less than 1% of the shares of each Fund.

The following table sets forth the percentage ownership of each person, who, as of September 30, 2002, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.



                                                                          Percentage
                                                                          of Record
Name of Fund and Class                    Name and Address of Owner       Ownership
----------------------              ------------------------------------- ----------
Nuveen Innovation Fund
  Class B Shares................... Merrill Lynch, Pierce, Fenner & Smith    6.10%
                                    For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E FL 3
                                    Jacksonville, FL 32246-6484

  Class C Shares................... Merrill Lynch, Pierce, Fenner & Smith    8.11%
                                    For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen NWQ International Value Fund
  Class R Shares................... The John Nuveen Company                 43.33%
                                    333 W. Wacker Dr
                                    Chicago, IL 60606.

  Class B Shares................... Merrill Lynch, Pierce, Fenner & Smith    7.38%
                                    For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen Rittenhouse Growth Fund
  Class B Shares................... Merrill Lynch, Pierce, Fenner & Smith   14.85%
                                    For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E FL 3
                                    Jacksonville, FL 32246-6484

  Class C Shares................... Merrill Lynch, Pierce, Fenner & Smith   10.74%
                                    For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E FL 3
                                    Jacksonville, FL 32246-6484





As of September 30, 2002, NIAC owned approximately 43% of the outstanding shares of the Nuveen NWQ International Value Fund. As a result of its ownership, NIAC is deemed to control the fund and has the ability to considerably affect the outcome of any matter submitted to shareholders.


Committees




The Board of Trustees of the Funds has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee.



William L. Kissick and Timothy R. Schwertfeger, Chair, serve as the current members of the executive committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The executive committee of each Fund did not hold any meetings during the fiscal year ended July 31, 2002.



During the Funds' last fiscal year, each Fund had a dividend and valuation committee. William E. Bennett, Thomas E. Leafstrand and Timothy R. Schwertfeger were the members of the dividend and valuation committee for each Fund. The dividend and valuation committee was authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions, and to oversee the pricing of each Fund's assets. The dividend and valuation committee of each Fund held six meetings during the fiscal year ended July 31, 2002. Effective August 1, 2002, the Board of Trustees approved the separation of the dividend and valuation committee into two committees: the dividend committee and the valuation committee.



The dividend committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, William E. Bennett and Thomas E. Leafstrand.



The valuation committee oversees each Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are James E. Bacon, William E. Bennett and Thomas E. Leafstrand.



The audit committee monitors the accounting and reporting policies and practices of each Fund, the quality and integrity of the financial statements of each Fund, compliance by each Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand, trustees of each Fund who are not interested persons of each Fund. The audit committee of each Fund held two meetings during the fiscal year ended July 31, 2002. The audit committee has adopted a written charter.



Nomination of those trustees who are not "interested persons" of each Fund is committed to a nominating and governance committee composed of the trustees who are not "interested persons" of each Fund. The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington. The nominating and governance committee held four meetings during the fiscal year ended July 31, 2002.




Approval of Advisory Agreements


In June, 2002, the independent trustees of the Funds met with representatives of NIAC, CCI and Rittenhouse (collectively the "Nuveen Advisers") to consider the possible renewal of the investment advisory and sub-advisory agreements between each Fund and the Nuveen Advisers. The trustees reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the adviser's and the sub-advisers' cost in providing their services; (c) the extent to which the adviser and each sub-adviser realizes economies of scale as the fund grows larger; and (d) the independent trustees' role in approving the advisory and sub-advisory contracts.



In evaluating the nature and quality of the Nuveen Advisers' service, the trustees reviewed narrative and statistical information concerning the types of services the Nuveen Advisers provide, the Funds' investment performance in relation to each Fund's stated objectives, each Fund's past performance, and the performance of comparable, unaffiliated funds. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by the Nuveen Advisers or their affiliates; information describing the Nuveen organization and each department's responsibilities; and recent financial statements of the Nuveen Advisers. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized indices. This information expands upon information the trustees receive throughout the year on fund performance expense ratios, portfolio composition, and sales activity.



The trustees considered the Nuveen Advisers' cost of providing services to determine whether their compensation is fair and reasonable and reviewed the Nuveen Advisers' expense allocation methodology. The trustees considered the ratio of the Nuveen Advisers' fees to their costs and the amount of their profit in relation to the nature and quality of services rendered. In evaluating the reasonableness of the Nuveen Advisers' compensation, the trustees considered the following information, among other things:
(a) statements of the Nuveen Advisers' revenues, costs, and profits from furnishing all services to the Funds over the past year; (b) the nature and amount of any indirect benefits the Nuveen Advisers' and their affiliates received that are directly attributable to their management of the Funds, if any; (c) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; and (d) data with respect to the expense ratios of the Funds and comparable investment companies.



The trustees also compared the Nuveen Advisers' fee/expense ratios and profitability margins to those of advisers to funds with similar investment objectives and performance records, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments the Nuveen Advisers or their affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Fund's advisory fees. The trustees reviewed economies of scale, including the breakpoints in the Fund's advisory fees.



The trustees did not identify any single factor discussed above as all-important or controlling. The trustees concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that the Nuveen Advisers' fees are reasonable in light of the services provided to the Fund and that the Nuveen Advisers' investment advisory and sub-advisory agreements should be continued for another year.


                         FUND MANAGER AND SUB-ADVISERS

Fund Manager
Nuveen Institutional Advisory Corp. ("NIAC") acts as the manager of each Fund, with responsibility for the overall management of each Fund. NIAC is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Innovation Fund, NIAC has entered into a Sub-Advisory Agreement with Columbus Circle Investors ("CCI") under which CCI, subject to NIAC's supervision, manages the Innovation Fund's investment portfolio. For the International Fund, NIAC has entered into a Sub-Advisory Agreement with NWQ Investment Management Company, LLC ("NWQ") under which NWQ, subject to NIAC's supervision, manages International Fund's investment portfolio. For the Rittenhouse Fund, NIAC has entered into a Sub-Advisory Agreement with Rittenhouse Financial Services, Inc.

("Rittenhouse") under which Rittenhouse, subject to NIAC's supervision, manages the Rittenhouse Fund's investment portfolio. NIAC is also responsible for managing each Fund's business affairs and providing day-to-day administrative services to each Fund. For additional information regarding the management services performed by NIAC, CCI, NWQ and Rittenhouse, see "Who Manages the Fund(s)" in the applicable Prospectus.



NIAC is an affiliate of Nuveen Investments ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of each Fund's shares. Founded in 1898, Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NIAC are both subsidiaries of JNC which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in

St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, each Fund has agreed to pay an annual management fee at rates set forth in the applicable Prospectus under "Who Manages the Fund(s)." In addition, NIAC may agree to waive all or a portion of its management fee or reimburse certain expenses of each Fund as specified in the Prospectus. Any expense limitation may be waived at any time. In addition to the management fee, each Fund also pays its portion of the Nuveen Investment Trust II's general administrative expenses allocated in proportion to its net assets. All fees and expenses are accrued daily and deducted before payment of dividends to investors. The following table sets forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NIAC for the three most recent fiscal years.


                                    Amount of Management Fees (Net of    Amount of Fees Waived and
                                    Expense Reimbursements by NIAC)     Expenses Reimbursed by NIAC
                                    ----------------------------------- ---------------------------
                                    8/1/99-       8/1/00-    8/1/01-    8/1/99-     8/1/00- 8/1/01-
                                    7/31/00       7/31/01    7/31/02    7/31/00     7/31/01 7/31/02
                                    ----------    ---------- ---------- --------    ------- -------
Nuveen Innovation Fund............. $  377,125(1) $  917,361 $  452,492 $ 57,200(1) $   --  $ --
Nuveen NWQ International Value Fund     12,831(1)    396,791    261,365  157,005(1)  2,574    --
Nuveen Rittenhouse Growth Fund.....  4,817,323     5,169,160  3,926,265  149,870        --    --



--------
(1) For the period from December 20, 1999 (inception) through the fiscal year ended July 31, 2000



The Funds, the other Nuveen funds, NIAC, the sub-advisers and other related entities have adopted codes of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Advisers
CCI was founded in 1975 and is located at Metro Center, One Station Place, Stamford, CT 06902. Under the Sub-Advisory Agreement for the Innovation Fund, CCI is compensated by NIAC for its investment advisory services with respect to the Innovation Fund. Under a Sub-Advisory Agreement with NIAC, CCI manages the investment portfolio of the Innovation Fund. CCI is an investment management firm organized as a general partnership. CCI has two partners: CCIP LLC and Columbus Circle Investor Management Inc. The predecessors of CCI, including the Columbus Circle Investors Division of Thomson Advisory Group L.P. (TAG), commenced operations in 1975, CCI is registered as an investment advisor with the Securities and Exchange Commission.

At the center of CCI's equity investment strategy is its theory of Positive Momentum and Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, CCI attempts to manage the Funds with a view to investing in its stock price. Based on this theory, CCI attempts to manage the Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.


Investment decisions made by CCI are generally made by one or more committees, although Anthony Rizza has primary responsibility for the day-to-day management of the Innovation Fund. Mr. Rizza was the portfolio manager for the Pimco Innovation Fund from 1994 to 1999. The Pimco Innovation Fund was named Mutual Fund Magazine's 1998 Fund of the Year.



NIAC has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the NWQ International Value Fund. NWQ manages and supervises the investment of the NWQ International Value Fund's assets on a discretionary basis, subject to the supervision of NIAC. The John Nuveen Company purchased NWQ on August 1, 2002. NWQ is organized as a member-managed Delaware limited liability company, and its sole managing member is The John Nuveen Company.





Out of the fund management fee, NIAC pays CCI and NWQ a portfolio management fee based on the daily net assets of the applicable Fund for which it serves as the portfolio manager. CCI is paid according to the following base schedule:



                                              Innovation
                   Daily Net Assets           Fund
                   ----------------           ---------- -
                   For the first $1 billion..    0.37%
                   For assets over $1 billion    0.30%



For the NWQ International Value Fund, NWQ is paid 50% of NIAC's management fee net of all reimbursements, fee waivers and platform payments.



CCI and NWQ provide continuous advice and recommendations concerning the Innovation Fund's and International Fund's investments, and are responsible for selecting the broker/dealers who execute the transactions of the respective portfolios.


Rittenhouse is an institutional investment management firm based in Radnor, Pennsylvania with over 20 years of experience and approximately $17 billion in assets under management as of September 30, 2001. Rittenhouse is a wholly owned subsidiary of The John Nuveen Company. Under the Sub-Advisory Agreement, Rittenhouse is compensated by NIAC for its investment advisory services to the Rittenhouse Fund.

Out of the fund management fee, NIAC pays Rittenhouse a portfolio management fee based on the daily net assets of the Rittenhouse Fund at an annual rate as set forth below:

                                                 Rittenhouse
                    Daily Net Assets             Fund
                    ----------------             -----------
                    For the first $500 million..    0.35%
                    For assets over $500 million    0.30%

Rittenhouse provides continuous advice and recommendations concerning the Rittenhouse Fund's investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Rittenhouse seeks to obtain the best net result for the Rittenhouse Fund. Rittenhouse also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors.

The following table sets forth the fees paid by NIAC to CCI and Rittenhouse for the funds for which they serve as sub-advisors:



                                       Amount Paid by NIAC to Sub-Advisor
                                       ---------------------------------------------
                                       8/1/99-7/31/00  8/1/00-7/31/01 8/1/01-7/31/02
                                       --------------  -------------- --------------
Nuveen Innovation Fund................   $  163,520(2)   $  339,134     $  167,410
Nuveen NWQ International Value Fund(1)       50,393(2)      114,020         74,700
Nuveen Rittenhouse Growth Fund........    2,044,634       2,116,670      1,643,001

--------


(1) CCI served as sub-adviser of the International Fund from inception through October 4, 2002. NWQ currently serves as sub-adviser of the International Fund.




(2) For the period December 20, 1999 (inception) through the fiscal year ended July 31, 2000.


                             PORTFOLIO TRANSACTIONS


CCI is responsible for decisions to buy and sell securities for the Innovation Fund, NWQ is responsible for decisions to buy and sell securities for the International Fund and Rittenhouse is responsible for such decisions for the Rittenhouse Fund. CCI, NWQ and Rittenhouse are also responsible for the applicable Fund, for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of CCI, NWQ and Rittenhouse to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective advisor and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, CCI, NWQ and Rittenhouse consider, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.



Section 28(e) of the 1934 Act ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).



In light of the above, in selecting brokers, CCI, NWQ and Rittenhouse consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if CCI, NWQ or Rittenhouse determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to CCI, NWQ or Rittenhouse or a Fund. CCI, NWQ and Rittenhouse believe that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement, if applicable, provide that such higher commissions will not be paid by a Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to CCI, NWQ or Rittenhouse under the Sub-Advisory Agreements are not reduced as a result of receipt by either NIAC, NWQ, Rittenhouse or CCI of research services.


CCI, NWQ and Rittenhouse place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which each Fund effects its securities transactions may be used by CCI, NWQ and Rittenhouse in servicing all of their accounts; not all of such services may be used by CCI, NWQ or Rittenhouse in connection with a Fund. CCI, NWQ and Rittenhouse believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, CCI, NWQ and Rittenhouse believe such costs to each Fund will not be disproportionate to the benefits received by a Fund on a continuing basis. CCI, NWQ and Rittenhouse seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by CCI, NWQ and Rittenhouse are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.


The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.


                                           Aggregate Amount of
                                           Brokerage Commissions
                                           -----------------------------
                                           8/1/99-     8/1/00-  8/1/01-
                                           7/31/00     7/31/01  7/31/02
                                           --------    -------- --------
       Nuveen Innovation Fund............. $ 56,928(1) $156,376 $138,172
       Nuveen NWQ International Value Fund  189,463(1)  375,376  223,564
       Nuveen Rittenhouse Growth Fund.....  287,252     284,308  365,472



--------
(1) For the period December 20, 1999 (inception) through the fiscal year ended July 31, 2000.




During the fiscal year ended July 31, 2002, the Innovation Fund, International Fund and Rittenhouse Fund paid to brokers as commissions in return for research services $137,154, $223,564 and $326,858, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $141,453,186, $94,449,311 and $245,833,260, respectively.



The Funds have not acquired during the fiscal year ended July 31, 2002 the securities of their regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers.




                                NET ASSET VALUE

Each Fund's net asset value per share is determined separately for each class of a Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.




This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.



Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.



Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.



Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.



If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.



Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long-term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Deductibility of Portfolio Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.



Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.


                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a-b           /6/
                      Yield=2[ (   -----+1  )         -1]
                                    cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

In computing yield, each Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.


                                               Yield (as of 7/31/02)
                                          -------------------------------
                                          Class A Class B Class C Class R
                                          ------- ------- ------- -------
      Nuveen Innovation Fund.............  -1.66% -2.53%  -2.52%   -1.49%
      Nuveen NWQ International Value Fund   1.00%  0.26%   0.33%    1.38%
      Nuveen Rittenhouse Growth Fund.....  -1.20% -1.99%  -1.99%   -1.05%




Each Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Each Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e., the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

    The formula for beta is given by:

           Beta = (sigma) A * B / C

        where

           A = (Xi - X), i=1,..., N
           B = (Yi - Y), i=1,..., N
           C = S (Xi - X)2, i=1,..., N
           Xi = Security Return in period i
           Yi = Market Return in period i
           X = Average of all observations Xi
           Y = Average of all observations Yi
           N = Number of observations in the measurement period


The betas for the Innovation Fund, International Fund and Rittenhouse Fund on July 31, 2002 were 2.05, 1.50 and 0.89, respectively. The beta equals the weighted average of the betas for each stock in a Fund's investment portfolio. The beta for each stock in each Fund's portfolio was calculated based on weekly returns for the periods ended July 31, 2002 and using the S&P 500 Index as the market benchmark.


All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in each Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Funds and are not necessarily representative of the future performance of the Funds.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.


The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.



Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:



P(1+T)/n/=ATV\\D\\



Where: P = a hypothetical initial payment of $1,000.



T = average annual total return (after taxes on distributions).



n = number of years.



ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.



Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:



P(1+T)/n/=ATV\\DR\\



Where: P = a hypothetical initial payment of $1,000.



T = average annual total return (after taxes on distributions and redemption).



n = number of years.



ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.


Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present average annual and cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of each Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that the Fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of each Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of a Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

In reports and other communications to shareholders or in advertising and sales literature, the Funds may also present economic statistics obtained from governmental agencies or industry or financial publications comparing foreign countries to the U.S. Additionally, a Fund may discuss certain economic and financial trends existing in foreign countries in order to illustrate the general investment opportunities in those countries. A Fund may present historical performance of certain countries, as reported by independent data providers, as a way to show the opportunities provided by such countries. A Fund may also show the historical performance of certain foreign equity market indicies to compare against other international equity market indices and to show how maintaining investments in both foreign stocks and U.S. stocks may moderate risk. This data is obtained from independent services such as Morgan Stanley Capital International and Ibbotson Associates, Inc.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") and Wiesenberger Investment Companies Service ("Wiesenberger") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index or other unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar and Wiesenberger are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

Nuveen Innovation Fund
The Fund commenced operations on December 20, 1999. The table below represents the investment returns for the specified period of the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable Contingent Deferred Sales Charge ("CDSC").


                                    Nuveen Innovation Fund
                               ---------------------------------
                               Average Annual Total
                                     Returns         Cumulative
                               -------------------- ------------
                                         12/20/99     12/20/99
                               8/1/01- (inception)- (inception)-
                               7/31/02   7/31/02      7/31/02
                               ------- ------------ ------------
                Class A\\NAV\\ -40.74%   -33.43%      -65.45%
                Class A\\POP\\ -44.14%   -34.92%      -67.44%
                Class B....... -43.49%   -34.97%      -67.50%
                Class C....... -41.23%   -33.95%      -66.15%
                Class R....... -40.68%   -33.32%      -65.30%



Total returns reflect past performance and are not predictive of future results.

CCI's Performance Record

The table below presents annual investment returns for the CCI Technology Composite between January 1, 1995 and December 31, 2001 and the 2002 year-to-date returns through July 31, 2002. The CCI Technology Composite represents the composite performance of the 4 managed accounts totalling approximately $45.9 million as of July 31, 2002, for which CCI serves as investment advisor and that have substantially the same investment objectives and policies as the Innovation Fund.



                                     Annual Total Returns for the Year
                                            Ending December 31,
                    ------- ---------------------------------------------------
                    1/1/02-
                    7/31/02  2001    2000    1999    1998   1997   1996   1995
                    ------- ------- ------- ------- ------ ------ ------ ------
 CCI Technology
   Composite
   (Gross)......... -36.23% -41.86%  -7.33% 177.67% 81.13% 10.45% 25.43% 45.40%
 CCI Technology
   Composite
   (Net)........... -37.08% -43.18%  -9.35% 172.19% 77.42%  8.10% 22.79% 42.38%
 S&P 500 Index..... -19.93% -11.89%  -9.10%  21.04% 28.58% 33.38% 22.96% 37.58%
 Lipper Science and
   Technology
   Fund Index...... -39.86% -34.72% -30.27% 113.90% 46.95%  7.83% 16.93% 38.57%


The gross performance results of the CCI Technology Composite reflect the investment performance of the respective composites before deduction of any investment advisory fees or other expenses. The net performance results of the Composite reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reimbursements) for Class A shares of the Fund as summarized in the Fund's Prospectus and may be compared to the performance of the indices referenced below. The performance information of a Composite should not be interpreted as indicative of future performance of a fund. The Lipper Science and Technology Fund Index is a managed index that represents the 30 largest funds in the Lipper Science and Technology Fund Category and assumes reinvestment of all fund dividends and distributions. The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely-recognized, unmanaged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index.

The information shown reflects the past performance achieved by CCI's managed accounts, and does not reflect past performance of the Fund. Past performance is not predictive of future results.


Nuveen NWQ International Value Fund /(1) /

The Fund commenced operations on December 20, 1999. The table below represents the investment returns for the specified period of the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares and Class C shares include the effect of the applicable CDSC.


                                   Nuveen International Fund
                               ---------------------------------
                               Average Annual Total
                                     Returns         Cumulative
                               -------------------- ------------
                                         12/20/99     12/20/99
                               8/1/01- (inception)- (inception)-
                               7/31/02   7/31/02      7/31/02
                               ------- ------------ ------------
                Class A\\NAV\\ -14.00%   -12.88%      -30.25%
                Class A\\POP\\ -18.94%   -14.84%      -34.26%
                Class B....... -18.07%   -14.87%      -34.34%
                Class C....... -14.66%   -13.53%      -31.60%
                Class R....... -13.81%   -12.67%      -29.80%



(1) Effective October 7, 2002, based upon the determination of the fund's Board of Trustees and a shareholder vote, the fund changed its name from the Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. The fund's sub-adviser and primary investment strategy were also changed. The performance figures provided reflect the fund's performance prior to such changes.


Total returns reflect past performance and are not predictive of future results.

NWQ's Performance Record

The table below presents annual investment returns for the NWQ International Value Equity (ADR) Composite between January 1, 1997 and December 31, 2001 and the 2002 year-to-date returns through July 31, 2002. The NWQ International Value Equity (ADR) Composite represents the composite performance of the 18 managed accounts totalling approximately $3.9 million as of July 31, 2002, for which NWQ serves as investment advisor and that have substantially the same investment objectives and policies as the International Fund.



                                                         Annual Total Returns
                                                          for the Year Ending
                                                             December 31,
                                                ------- -----------------------
                                                1/1/02-
                                                7/31/02  2001    2000    1999
                                                ------- ------- ------- -------
 NWQ International Value Equity (ADR) Composite
   (Gross).....................................   3.76%  -5.19%  -0.67%  32.15%
 NWQ International Value Equity (ADR) Composite
   (Net).......................................   2.66%  -6.92%  -2.47%  29.81%
 MSCI EAFE Index............................... -11.33% -21.44% -14.17%  26.96%
 Lipper International Fund Index...............  -9.52% -19.33% -14.72%  37.83%

The gross performance results of the NWQ International Value Equity (ADR) Composite reflect the investment performance of the respective composites before deduction of any investment advisory fees or other expenses. The net performance results of the Composite reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reimbursements) for Class A shares of the Fund as summarized in the Fund's Prospectus and may be compared to the performance of the indices referenced below. The performance information of a Composite should not be interpreted as indicative of future performance of a fund. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The Lipper International Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund Category and assumes reinvestment of all fund dividends and distributions.

The information shown reflects the past performance achieved by NWQ's managed accounts, and does not reflect past performance of the Fund. Past performance is not predictive of future results.

Nuveen Rittenhouse Growth Fund
The Fund commenced operations on December 31, 1997. The table below represents the investment returns for the specified periods of the Fund's Class A, Class
B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.


                  Average Annual
                   Total Return                 Average Annual
               (After Taxes on Distributions     Total Return                  Average Annual
                 and Redemption)             (After Taxes on Distributions)     Total Return      Cumulative
               ----------------------------- ------------------------------ -------------------- ------------
                              12/31/97                      12/31/97                  12/31/97     12/31/97
               8/1/01-      (inception)-     8/1/01-      (inception)-      8/1/01- (inception)- (inception)-
               7/31/02        7/31/02        7/31/02        7/31/02         7/31/02   7/31/02      7/31/02
               -------      ------------     -------      ------------      ------- ------------ ------------
Class A\\NAV\\     N/A            N/A            N/A            N/A         -26.92%    -2.84%      -12.35%
Class A\\POP\\ -18.96%         -3.22%        -31.13%         -4.11%         -31.13%    -4.08%      -17.39%
Class B....... -18.54%         -3.15%        -30.44%         -4.01%         -30.44%    -3.98%      -17.00%
Class C....... -16.77%         -2.81%        -27.53%         -3.57%         -27.53%    -3.55%      -15.26%
Class R....... -16.32%         -2.06%        -26.79%         -2.62%         -26.79%    -2.59%      -11.35%

--------
Total returns reflect past performance and are not predictive of future results.





    ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND
                              SHAREHOLDER PROGRAMS

As described in the applicable Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on July 31, 2002 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class
A shares.


                                                               Innovation International Rittenhouse
                                                               Fund       Fund          Fund
                                                               ---------- ------------- -----------
Net Asset Value per share.....................................  $6.91        $13.95      $17.48
Per Share Sales Charge--5.75% of public offering price (6.08%,
  6.09% and 6.12% of net asset value per share)...............    .42           .85        1.07

                                                                -------      -------     ---------
Per Share Offering Price to the Public........................  $7.33        $14.80      $18.55

                                                                -------      -------     ---------
Shares Outstanding............................................  802,760      287,431     3,714,437


Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of a Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund, of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the applicable Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of a Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the applicable Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent that contains the same information and representations contained in the Application Form. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various municipal defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of a Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of a Fund or portfolio for each participant in the program is $50 per share class per Fund provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

   . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

   .  officers, trustees and former trustees of the Nuveen Funds;

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

   . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/ maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

In determining the amount of your purchases of Class A Shares of a Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility

Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

   . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

   . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

   . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of a Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by a Fund at any time. To encourage their participation, each Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption. Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose,

Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's service fee of .25%. See "Distribution and Service Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible employer-sponsored defined contribution plan described above, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made
pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge.


If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See "Market Timer Policy" below.)

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of one of the Funds or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In Kind
Each Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although each Fund has no present intention to redeem in kind. Each Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

Redemption Fee Policy

The International Fund will assess a 2% fee on the proceeds of Fund shares redeemed or exchanged by a Market Timer (see definition below) within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the International Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When a Market Timer redeems or exchanges International Fund Shares subject to the redemption fee, the Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order. The International Fund reserves the right, in its sole discretion, to waive any redemption fee charged to shareholders (e.g., upon the death or disability of the shareholder).

Market Timer Policy
You may be deemed a "Market Timer" if you: (i) redeem out of any Nuveen fund within 30 days of purchase or exchange; or (ii) exchange out of any Nuveen fund within 30 days of purchase or exchange; or (iii) otherwise engage in a trading pattern deemed to be adverse to a Nuveen fund's operations. In the event you are considered a Market Timer, you will receive written notice of such status.

Market Timers are subject to the following trading limitations, which are subject to change:

1. Transaction amounts not in excess of 1% of Fund net assets. As to transaction amounts not in excess of 1% of fund net assets, a Market Timer may effect no more than six rounds-trips per account per trailing twelve-month period, and no more than one such round-trip per month per account.

2. Transaction amounts in excess of 1% of Fund net assets. As to transaction amounts in excess of 1% of a Fund's net assets, a Market Timer may effect no more than two round-trips per account per trailing twelve-month period (but still no more than one such round-trip per month per account). Any trades that relate to more than 1% of fund net assets must be placed on a non-cancelable basis at least three business days prior to the desired trade date. (In the event that the Market Timer does not place the exchange trade order the requisite three business days in advance, the 1940 Act would require that we honor the redemption request on a same-day basis, but would not require that we honor the complementary purchase transaction). A single Market Timer's investment in a fund (in one or more accounts) may not exceed 5% of that fund's net assets.

3. Number of accounts. A Market Timer must maintain a reasonable number of accounts. If we determine that the number of accounts negatively affects fund operations, we may require the Market Timer to reduce the number of accounts.

4. Rules re Placing Orders. All orders by Market Timers must be placed telephonically with Nuveen. Orders must be placed prior to 1 P.M. New York time. All telephone exchange requests are final. Trades placed through NSCC FundSERV do not permit the portfolio manager to efficiently effect necessary portfolio transactions and therefore will not be permitted. "As of"' trades will not be permitted. Next-day settlement is generally acceptable but we reserve the right to require that settlement be done regular way.

5. Other Considerations. If activity by Market Timers results in any significant excess costs to the Fund (e.g., high state registration fees), we may require that, on a going-forward basis, the account of the Market Timer reimburse the Fund for such excess costs. The Fund may prohibit the trading activity of Market Timers (by not permitting the sale of shares of the fund into which exchange is desired; we would continue to honor redemption requests, as required by the Investment Company Act) at any time upon written or oral notice to the Market Timer. The Fund may also prohibit the trading activity of Market Timers, without notice, under unusual market circumstances (e.g., severe price changes, threatened changes in tax law affecting the relative attractiveness of municipal bonds, etc.).

General Matters

Each Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the applicable Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares and Nuveen Defined Portfolio units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of a Fund, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, each Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use a Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. A Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.


If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial advisor's firm can only be made by an order in good form from the financial advisor acting on your behalf.


A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use BFDS' sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by BFDS will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.


The Shares are offered continuously. However, subject to the rules and regulations of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the three most recent fiscal years. All figures are to the nearest thousand.


                                                                            Amount of Compensation
                          Amount of Underwriting   Amount Retained by       on Redemptions and
                          Commissions              Nuveen                   Repurchases
                          ------------------------ ------------------------ ------------------------
                          8/1/99-  8/1/00- 8/1/01- 8/1/99-  8/1/00- 8/1/01- 8/1/99-  8/1/00- 8/1/01-
                          7/31/00  7/31/01 7/31/02 7/31/00  7/31/01 7/31/02 7/31/00  7/31/01 7/31/02
                          -------  ------- ------- -------  ------- ------- -------  ------- -------
Nuveen Innovation Fund...  $244(1)  $ 88    $ 15     $25(1)   $--     $ 1    $ 87(1)  $171    $128
Nuveen NWQ International
  Value Fund.............   105(1)    10       9      12(1)     1      --       3(1)    52      43
Nuveen Rittenhouse Growth
  Fund...................   373      321     150      33       --      17     967      853     994



--------
(1)For the period from December 20, 1999 (inception) through the fiscal year ended July 31, 2000.

                         DISTRIBUTION AND SERVICE PLANS

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.


During the fiscal year ended July 31, 2002, the Innovation Fund, International Fund and Rittenhouse Fund incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.



                                                    12b-1 Fees
                                                    Incurred by
                                                   each Fund for
                                                  the fiscal year
                                                       ended
                                                   July 31, 2002
                                                  ---------------
              Nuveen Innovation Fund
                  Class A........................   $   24,636
                  Class B........................      144,324
                  Class C........................      179,731

                                                    ----------
                      Total......................   $  348,691
              Nuveen NWQ International Value Fund
                  Class A........................   $   13,612
                  Class B........................       36,727
                  Class C........................       61,127

                                                    ----------
                      Total......................   $  111,466
              Nuveen Rittenhouse Growth Fund
                  Class A........................   $  223,768
                  Class B........................    2,020,564
                  Class C........................    1,419,019

                                                    ----------
                      Total......................   $3,663,351

Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.


             INDEPENDENT ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT



PricewaterhouseCoopers, LLP ("PWC"), independent accountants, have been selected as auditors for the Trust. In addition to audit services, PWC will provide assistance on accounting, internal control, tax and related matters.



The custodian of the assets of the Funds is currently The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413. The custodian performs custodial, fund accounting and portfolio accounting services. Effective November 1, 2002, State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, will be the custodian of the Funds.



The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.


                              FINANCIAL STATEMENTS

The audited financial statements for each Fund's most recent fiscal year appear in the respective Fund's Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

                           GENERAL TRUST INFORMATION


The Funds are series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are three series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

                             Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:


    1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


    2.  Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.


Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                 Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)  Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            U.S. Short-Term Ratings


MIG/VMIG Ratings


In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3   This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--Leadingmarket positions in well-established industries.

--Highrates of return on funds employed.

--Conservativecapitalization structure with moderate reliance on debt and ample asset protection.

--Broadmargins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-establishedaccess to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.


Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.


Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.


Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.


                    International Long-Term Credit Ratings


Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


DD,DDD, D    Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
             'DDD' obligations have the highest potential for recovery, around
             90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.


Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.


                    International Short-Term Credit Ratings



The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.


F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

               STANDARD & POOR'S EARNINGS AND DIVIDEND RANKINGS
                               FOR COMMON STOCKS

The investment process involves assessment of various factors--such as products and industry position, corporate resources and financial policy--with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years--a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic changes in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

In addition, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for exceptions when the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+  Highest
    A High
  A- AboveAverage
B+ Average
   B BelowAverage
  B- Lower
  C Lowest
    D In  Reorganization

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-scoring stock may at times be so overpriced as to justify its sale, while a low-scoring stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects on management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                VALUE LINE FINANCIAL STRENGTH RATINGS CRITERIA

Value Line--Financial Strength Rating (A++, A+, A, B++, B+, C++, C+, C)--The financial strength of each of the more than 1,600 companies in the VS II data base is rated relative to all the others. The ratings range from A++ to C in nine steps. (For screening purposes, think of an A rating as "greater than" a B). Companies that have the best relative financial strength are given an A++ rating, indicating an ability to weather hard times better than the vast majority of other companies. Those who don't quite merit the top rating are given an A+ grade, and so on. A rating as low as C++ is considered satisfactory. A rating of C+ is well below average, and C is reserved for companies with very serious financial problems. The ratings are based upon a computer analysis of a number of key variables that determine (a) financial leverage, (b) business risk, and (c) company size, plus the judgment of Value Line's analysts and senior editors regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio", accounting methods, variability of return, fixed charge coverage, stock price stability, and company size.

                                                                  MAI-GRW-1002D

[LOGO APPEARS HERE]

NUVEEN Investments
--------------------------------------------------------------------------------

Nuveen Growth Funds

Annual Report dated July 31, 2002

For investors seeking long-term capital appreciation.

[PHOTO APPEARS HERE]

Nuveen Innovation Fund

Nuveen International Growth Fund

Nuveen Rittenhouse Growth Fund

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This report must be preceded by or accompanied by a prospectus.

Dear Shareholder,

During the period covered by this report, there has been an unprecedented amount of volatility and uncertainty in the financial markets. As we wait for a friendlier environment for growth investing, it is important to remember that proper financial planning begins with investments that center on discipline and experience. Included in this report are three Nuveen offerings that adhere to these guiding principles--the Nuveen Innovation Fund, the Nuveen International Growth Fund and the Nuveen Rittenhouse Growth Fund.

Nuveen's Innovation and International Growth Funds are currently managed by Columbus Circle Investors (CCI), which applies its more than 25 years of money-management experience to seek strong investment results. The Innovation Fund searches for fast-growing domestic companies, while the International Growth Fund invests in global businesses. Shareholders of the Nuveen International Growth Fund have recently been asked, via a separate proxy statement, to approve the appointment of NWQ Investment Management as the sub-advisor to the Fund, who if approved, will manage the Fund in an international value style.

Our Rittenhouse investment team manages the Nuveen Rittenhouse Growth Fund. The team focuses on financially strong companies that display consistent earnings growth and global market leadership. Our Rittenhouse team has been investing in growth stocks for 20 years. During that time they have weathered all types of market conditions.

In lieu of printed materials, I urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail. Not only will you be able to receive the information faster, but this may also help lower Fund expenses. Sign up is quick and easy--see the inside front cover of this report for detailed instructions.

Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/S/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 16, 2002

[PHOTO APPEARS HERE]

     "In lieu of printed materials, I urge you to consider receiving future Fund reports and other information electronically ... see the inside front cover of this report for detailed instructions."

                             Annual Report | Page 1

Nuveen Innovation Fund
Portfolio Manager's Comments

Nuveen Innovation Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $3.5 billion in assets under management. For more than 25 years, CCI has sought to produce strong investment results using a single, disciplined investment process for all asset classes. To help you understand the Fund's performance during the 12 months ended July 31, 2002, we spoke with Tony Rizza, portfolio manager of the fund and senior managing director of CCI, the Fund's sub-adviser.
--------------------------------------------------------------------------------

Q. How did the Fund perform during the past 12 months?

A. The technology downturn that began in 2000 continued throughout 2001 and the first half of 2002. During the 12-month period ended July 31, 2002, the Fund declined 40.74 percent (Class Ashares at net asset value). This result trailed that of several broad market indexes, namely the Standard & Poor's 500 Index/1/ and NASDAQ Composite Index/2/, which fell 23.63 and 34.48 percent, respectively. The Fund, however, did better than its peer group benchmark, which, as measured by the Lipper Science & Technology Funds Index/3/, lost 45.21 percent during the same time frame.

We were disappointed though not surprised by the Fund's underperformance relative to the S&P 500 and NASDAQ. Because our universe of potential investments represents a narrow, closely correlated group of stocks, we were disadvantaged during a time in which technology stocks were falling across the board. At the same time, many of the stocks that did the best during the past 12 months were those of defensive companies that do not fit the Fund's investment guidelines.

Q. How would you characterize the recent market environment?

A. The stock market was a volatile and uncertain place to invest during the past 12 months. As the period began, the economy was entering a recession--a situation made worse by the September 11 terrorist attacks. The economy remained weak despite an aggressive series of interest rate cuts by the Federal Reserve. Although stocks rebounded impressively in late 2001, concerns about the accuracy of companies' financial statements put substantial pressure on stock prices throughout the rest of the period. In this environment, investors were most likely to reward companies that could produce consistent earnings despite the difficult economic conditions. Unfortunately for the Fund, most technology companies saw their earnings fall or disappear during the reporting period and performed poorly.

Q. Given these conditions, what was your strategy in managing the Fund?

A. Regardless of current market conditions, we stick to our basic investment approach: We look to invest in companies that display positive momentum in their business fundamentals and positive surprise in their results. Very few technology stocks, however, were showing positive momentum and positive surprise during the period. Given the challenge in finding companies that surpassed expectations, we focused on those investments whose fundamentals and earnings were at least meeting expectations--quite an accomplishment in this market environment. This led to a generally defensive portfolio orientation within the larger group of technology-oriented or innovative companies in which the Fund principally invests. We focused on high quality technology businesses such as Dell, Microsoft, Intel
--------------------------------------------------------------------------------

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

2 The NASDAQ Composite is an index of over 3,000 OTC issues with an aggregate market value of approximately $500 billion. It tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and ADRs. Capitalization is weighted. The types of assets represented by this index involve risks, including the loss of principal. An index is not available for direct investment.

3 The Lipper Science & Technology Funds Index is a managed index that represents the 30 largest funds in the Lipper Science and Technology Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

                             Annual Report | Page 2
and Cisco--household names we believed were best positioned to hold up in a struggling economy.

Q. Did any of your investments perform well during the past 12 months?

A. Yes, though not as many as we hoped. One of the Fund's best performers was Amazon.com, the Internet retailer. Amazon's stock rose steadily throughout the period, even as the average tech stock fell. The company continued its successful transition from a money-losing online superstore to a money-making online specialty retailer. Our investing discipline seeks to identify companies generating positive surprise, and Amazon was one of the few stocks we found during the past 12 months that was doing so.

Another strong performer for the Fund was Dell, a company whose stock we've owned for many years now and that to date has been a remarkably successful and well-managed business. Even as the personal computer industry suffered through its biggest slowdown ever, Dell managed to take large amounts of market share from its competitors. Furthermore, the company managed to grow its revenues at a time when few technology manufacturers could make that claim.

Q. What were some of the Fund's biggest disappointments?

A. In general, these were technology stocks we bought because of their superior financial statements and relatively strong fundamentals. While we thought that investing in such high quality tech names would help the fund weather a downturn, many of these stocks fell anyway. Siebel Systems was one such investment. Siebel is the market leader in customer relationship management software, which businesses use to automate sales and customer service departments. We invested in Siebel because of its solid cash and revenue positions. Yet despite the company's strong competitive position, the stock did poorly and dragged down Fund performance.

We had a similar experience with our investment in Cisco Systems, which makes much of the technology that directs Internet traffic. We had confidence in Cisco because of its extremely strong financial position--a position that included billions of dollars in cash at its disposal. Yet despite reporting earnings during the period that were roughly in line with expectations, the company's stock lagged during 2002.

A third disappointment for the Fund was Brocade Communications Systems, which provides products enabling users of corporate networks to access stored data. Brocade realized impressive revenue growth despite the difficult environment for technology companies. We believe that the storage segment is a very bright spot in the technology world, and that Brocade is very well positioned in its market. Nevertheless, the company's stock was a poor performer during the period. We continue to own a position in Brocade because we believe better days may be ahead for the stock.

Q. What is your outlook for technology stocks and the Fund?

A. We are optimistic about the long-term potential for technology stocks, though there are still many uncertainties that could keep valuations low in the short-term. For nearly three years now, companies have severely limited their spending on new technologies. We believe that eventually, companies will again increase their technology budgets as efficiency opportunities outweigh the costs to buy new software or equipment. Once that happens, we expect a better environment for technology stocks. Until that day, we plan to continue managing the Fund defensively within its discipline, focusing on high quality technology companies with strong balance sheets. We believe these types of businesses are best positioned to ride out the current market uncertainty. We also believe that such market-leading firms may be the first technology businesses to benefit from a recovering economy.

                             Annual Report | Page 3

--------------------------------------------------------------------------------
Fund Spotlight as of 7/31/02                              Nuveen Innovation Fund
================================================================================
Quick Facts
                       A Shares      B Shares        C Shares           R Shares
--------------------------------------------------------------------------------
Net Asset Value           $6.91         $6.77           $6.77              $6.94
--------------------------------------------------------------------------------
Inception Date           Dec-99        Dec-99          Dec-99             Dec-99
--------------------------------------------------------------------------------

Average Annualized Total Returns as of
7/31/02/1/

A Shares                              NAV       Offer
1-Year                            -40.74%     -44.14%
-----------------------------------------------------
Since Inception                   -33.43%     -34.92%
-----------------------------------------------------

B Shares                         w/o CDSC      w/CDSC
1-Year                            -41.13%     -43.49%
-----------------------------------------------------
Since Inception                   -33.95%     -34.97%
-----------------------------------------------------

C Shares                              NAV
1-Year                            -41.23%
-----------------------------------------------------
Since Inception                   -33.95%
-----------------------------------------------------

R Shares                              NAV
1-Year                            -40.68%
-----------------------------------------------------
Since Inception                   -33.32%
-----------------------------------------------------

Top Ten Stock Holdings/2/

Cisco Systems, Inc.                           6.7%
--------------------------------------------------
Microsoft Corporation                         5.8%
--------------------------------------------------
Dell Computer Corporation                     5.8%
--------------------------------------------------
Intel Corporation                             5.5%
--------------------------------------------------
Texas Instruments Incorporated                5.0%
--------------------------------------------------
Amazon.com, Inc.                              4.1%
--------------------------------------------------
Microchip Technology Incorporated             4.1%
--------------------------------------------------
Motorola, Inc.                                3.9%
--------------------------------------------------
Brocade Communications Systems, Inc.          3.8%
--------------------------------------------------
Micron Technology, Inc.                       3.3%
--------------------------------------------------

Average Annualized Total Returns as of
6/30/02/1/

A Shares                  NAV       Offer
1-Year                -41.79%     -45.15%
-----------------------------------------
Since Inception       -31.49%     -33.08%
-----------------------------------------

B Shares             w/o CDSC      w/CDSC
1-Year                -42.15%     -44.46%
-----------------------------------------
Since Inception       -31.99%     -33.08%
-----------------------------------------

C Shares                  NAV
1-Year                -42.19%
-----------------------------------------
Since Inception       -31.99%
-----------------------------------------

R Shares                  NAV
1-Year                -41.63%
-----------------------------------------
Since Inception       -31.32%
-----------------------------------------

Portfolio Allocation

Equity 100%

Top Five Industry Diversification/3/

Semiconductors                                24.9%
---------------------------------------------------
Networking Equipment                          10.5%
---------------------------------------------------
Systems Software                               8.9%
---------------------------------------------------
Computer Hardware                              6.8%
---------------------------------------------------
Computers Storage & Peripherals                5.5%
---------------------------------------------------

Portfolio Statistics

Net Assets ($000)                           $26,994
---------------------------------------------------
Number of Stocks                                 37
---------------------------------------------------
Average Market Capitalization
(Stocks)/4/                             $47 billion
---------------------------------------------------
Beta/4/                                        2.05
---------------------------------------------------
Expense Ratio/5/                              2.14%
---------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of July 31, 2002. Holdings are subject to change.

3 As a percentage of total assets as of July 31, 2002. Holdings are subject to change.

4 As of June 30, 2002.

5 Class A shares after credit/reimbursement.


                             Annual Report | Page 4

Important News Regarding the Nuveen International Growth Fund

You should have already received a communication from Nuveen in August regarding developments with the Nuveen International Growth Fund. To recap what is happening, Columbus Circle Investors, the sub-adviser for the Fund, recently notified Nuveen of its decision to resign as the Fund's sub-adviser effective in mid-October. The Fund's Board of Trustees selected NWQ Investment Management Company ("NWQ") to serve as sub-adviser and manage the Fund's investment portfolio following the effective date of the resignation, subject to shareholder approval at a special meeting scheduled for early October. NWQ is a value-oriented investment management firm that manages over $7 billion in assets for corporate and multi-employer plans, public entities, endowments, foundations and high net worth individuals. A proxy statement was mailed to you in late August to vote on the changes to the Fund. If you have any questions on this matter, please contact your financial advisor or call Nuveen Investments at
(800)257-8787.
--------------------------------------------------------------------------------

Portfolio Manager's Comments

During the reporting period, the Nuveen International Growth Fund featured portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $3.5 billion in assets under management. To help you understand the Fund's performance during the 12 months ended July 31, 2002, we spoke with Cliff Fox, portfolio manager of the Fund and senior managing director of CCI, the Fund's sub-adviser during this period.

Q. How did the Fund perform during the reporting period?

A. In a sluggish economic environment, the Fund had a total return of -14.00 percent for the 12 months ended July 31, 2002 (Class A shares at net asset value). Although this result was disappointing on an absolute basis, the Fund's total return surpassed that of two indexes we use to evaluate our performance:

.. The Morgan Stanley Capital International (MSCI) All-Country World Index Free ex USA/1/, which measures the performance of international stock markets, declined 15.23 percent during the this time period.

.. The average international stock mutual fund, represented by the Lipper
  International Funds Index/2/, fell 14.32 percent during the same time frame.

We attribute this relative performance in part to our stock selection approach, which focuses on companies whose fundamentals are improving faster than the investment community expects.

Q. What were some of the major economic and market factors that influenced the Fund's results?

A. Many of the factors that depressed stock prices here in the United States had a similar impact abroad. Overinvestment in the technology and telecommunications sectors, coupled with sharp cutbacks in corporate technology budgets, continued to depress worldwide economic growth and generate sharp stock market losses. World events such as the aftermath of the September 11 attacks, ongoing Middle East violence, and the threat of nuclear conflict between
--------------------------------------------------------------------------------

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 The Morgan Stanley Capital International All-Country World Index Free ex USA is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 48 countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

2 The Lipper International Funds Index is a managed index that represents the average of the 30 largest funds in the Lipper International Fund category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.

                             Annual Report | Page 5

India and Pakistan also had a negative impact on market performance. Despite these influences, economic growth in the U.S. and, to a lesser extent, worldwide was stronger than expected. Here at home, consumer spending remained high, thanks largely to the inexpensive mortgages and car loans made possible by low interest rates. By the end of the period, world economies appeared to be recovering from recession to various degrees--though investors seemingly need further confidence in the recovery before stock markets can regain their long-term footing.

Q. What was your strategy in managing the Fund during this volatile period?

A. In all types of market conditions, we take the same general approach to picking stocks; we look for companies that display positive momentum and positive surprise. In other words, we want to invest in strong companies that are getting stronger, or businesses that are exceeding investor and analyst expectations and may continue to do so.

During the past 12 months, this approach led us away from many technology and telecommunications businesses, which continued to struggle with stockpiles of unsold inventory. Instead, we focused on companies whose profits appeared reasonably secure, in our opinion. For example, we found attractive opportunities in the consumer staples sector, especially in large companies with strong brand names. We also continued to invest in a wide variety of healthcare businesses, which, despite the economic slowdown, managed to generate solid earnings.

The Fund's portfolio remained broadly diversified across multiple countries, with a large portion of our investments centered on Western Europe. We also gradually increased our holdings in Japanese stocks to reflect our somewhat more favorable outlook on Japan's economy. Our investments in emerging markets stocks continued to be limited, especially in Pacific Rim countries whose fortunes are closely tied to the flagging technology and telecommunications sectors.

Q. What were some stocks with a positive impact on Fund performance?

A. One stock that continued to perform well for the Fund was Nichii Gakkan, a Japanese company that provides home nursing services as well as helps manage hospitals and clinics. The company continued to benefit from its recent restructuring efforts. In addition, we believe the company has been well positioned to grow its earnings in light of Japan's rapidly aging population.

Another positive investment for the Fund was Grupo Fer-rovial, a large engineering and construction company based in Spain. The company develops, maintains, and manages toll roads, airports, and other facilities, earning fees as each facility is used. Spain's infrastructure is somewhat less developed than that of the rest of Europe, and Ferrovial has been the main beneficiary of efforts to upgrade that infrastructure. Consequently, Ferrovial's concessions business boosted the company's earnings. A similar business, Autostrade S.p.A., operates toll roads in Italy and throughout Europe. Its performance was strong during the period, helping the Fund.

Q. Did any stocks negatively influence performance?

A. One disappointing performer for the Fund was IntesaB-ci, an Italian banking group with nearly 4,500 branches in Italy and 40 other countries. We bought this stock thinking that the company's new management and restructuring proposals would generate favorable results. Unfortunately, IntesaBci had substantial operations in Brazil, which was suffering from rising debt and a steadily weakening currency. As the situation continued to deteriorate, so did the stock. Consistent with our investment discipline, we sold our holdings in IntesaBci, but not before the stock's price declined.

AstraZeneca, a leading London based pharmaceutical company, was another disappointment for the Fund during the period. The company is developing Crestor, a much heralded anti-cholesterol drug that analysts believe is critical to the company's future. When concerns arose about the medicine's potential side effects and delays in obtaining U.S. regulatory approval, AstraZeneca's stock fell and was eliminated from the Fund's portfolio.

                             Annual Report | Page 6

--------------------------------------------------------------------------------
Fund Spotlight as of 7/31/02                    Nuveen International Growth Fund
================================================================================
Quick Facts
                       A Shares         B Shares        C Shares        R Shares
--------------------------------------------------------------------------------
Net Asset Value          $13.95           $13.68          $13.68          $14.04
--------------------------------------------------------------------------------
Inception Date           Dec-99           Dec-99          Dec-99          Dec-99
--------------------------------------------------------------------------------

Average Annualized Total Returns as of
7/31/02/1/

A Shares                             NAV      Offer
1-Year                           -14.00%    -18.94%
---------------------------------------------------
Since Inception                  -12.88%    -14.84%
---------------------------------------------------

B Shares                        w/o CDSC     w/CDSC
1-Year                           -14.66%    -18.07%
---------------------------------------------------
Since Inception                  -13.53%    -14.87%
---------------------------------------------------

C Shares                             NAV
1-Year                           -14.66%
---------------------------------------------------
Since Inception                  -13.53%
---------------------------------------------------

R Shares                             NAV
1-Year                           -13.81%
---------------------------------------------------
Since Inception                  -12.67%
---------------------------------------------------
Top Five Stock Sectors/2/

Consumer Discretionary                      28.5%
-------------------------------------------------
Healthcare                                  17.3%
-------------------------------------------------
Industrials                                 15.9%
-------------------------------------------------
Consumer Staples                            13.1%
-------------------------------------------------
Materials                                   10.7%
-------------------------------------------------

Top Ten Stock Holdings/2/

Grupo Ferrovial, S.A.                        3.4%
-------------------------------------------------
Compagnie Generale des Etablissements
Michelin - Class B                           3.4%
-------------------------------------------------
Honda Motor Co., Ltd.                        3.3%
-------------------------------------------------
Rio Tinto Limited                            3.2%
-------------------------------------------------
Nichii Gakkan Company                        3.2%
-------------------------------------------------
Sony Corporation                             3.2%
-------------------------------------------------
Autostrade-Concessioni e Costruzioni
Autostrade S.p.A.                            3.0%
-------------------------------------------------
Industria de Diseno Textil, S.A. (Inditex)   3.0%
-------------------------------------------------
Lonza Group AG                               2.9%
-------------------------------------------------
Novartis AG                                  2.7%
-------------------------------------------------

Average Annualized Total Returns as of
6/30/02/1/

A Shares                    NAV        Offer
1-Year                   -7.59%      -12.90%
--------------------------------------------
Since Inception          -9.69%      -11.77%
--------------------------------------------

B Shares               w/o CDSC       w/CDSC
1-Year                   -8.34%      -12.00%
--------------------------------------------
Since Inception         -10.36%      -11.80%
--------------------------------------------

C Shares                    NAV
1-Year                   -8.34%
--------------------------------------------
Since Inception         -10.36%
--------------------------------------------

R Shares                    NAV
1-Year                   -7.38%
--------------------------------------------
Since Inception          -9.46%
--------------------------------------------

Top Ten Country Allocation/2/

Japan                                15.7%
------------------------------------------
Switzerland                          12.3%
------------------------------------------
United Kingdom                       10.5%
------------------------------------------
Italy                                10.1%
------------------------------------------
Spain                                 8.6%
------------------------------------------
France                                8.2%
------------------------------------------
Germany                               6.3%
------------------------------------------
Australia                             5.0%
------------------------------------------
Denmark                               3.8%
------------------------------------------
Finland                               3.7%
------------------------------------------

Portfolio Statistics

Net Assets ($000)                  $19,631
------------------------------------------
Number of Stocks                        51
------------------------------------------
Beta/3/                               1.50
------------------------------------------
Expense Ratio/4/                     1.76%
------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of July 31, 2002. Holdings are subject to change.

3 As of June 30, 2002.

4 Class A shares after credit/reimbursement.


                             Annual Report | Page 7

Nuveen Rittenhouse Growth Fund
Portfolio Manager's Comments

To help you better understand your investment, we recently sat down with John P. Waterman, chief investment officer of Rittenhouse Investment Management and portfolio manager of Nuveen Rittenhouse Growth Fund, for his thoughts on recent Fund performance. The following discussion focuses on factors that influenced Fund results between August 1, 2001, and July 31, 2002.
--------------------------------------------------------------------------------

Q. How did the Fund perform during the past 12 months?

A. With growth investing--and, in particular, large-capitalization growth investing--out of favor throughout the period, it was a challenging market environment for our management style. For the 12 months ended July 31, 2002, the Fund declined 26.92 percent (Class A shares at net asset value). These results lagged the performance of the broad stock market, measured by the Standard & Poor's (S&P) 500 Index/2/, which fell 23.63 percent. This relative under-performance stems from the presence in the S&P 500 of small-cap and value stocks, which we don't invest in but did much better than the typical large-cap growth stock. Relative to other measures of large-cap growth performance, however, the Fund fared better, with the Russell 1000 Growth Index/3/ declining
28.75 percent and the Lipper Large-Cap Growth Funds Index4 losing 27.98 percent.

-----------------------------------------------
One-Year Total Returns
                as of 7/31/02
-----------------------------------------------
Nuveen Rittenhouse Growth Fund/1/       -26.92%
S&P 500 Index/2/                        -23.63%
Russell 1000 Index/3/                   -28.75%
Lipper Large-Cap Growth Funds Index/4/  -27.98%
-----------------------------------------------

Q. What made the environment so challenging for growth investors?

A. Corporate earnings have fallen dramatically in recent years, with recent declines among the most severe since before World War II. In such an environment, it was difficult to find companies demonstrating enough earnings growth to inspire our confidence. Even when we found businesses we believed could deliver relatively strong earnings growth, more often than not these companies saw their valuations decline because of other factors, such as investor concern about corporate accounting, worldwide terrorism, and a muted economic recovery.

In describing recent market conditions, we're reminded of a quote from Warren Buffett, "Be fearful when people are greedy and greedy only when others are fearful." A few years ago, investors were extremely optimistic about stocks. Now they seem to ignore positive reports and focus entirely on negative news, in the process depressing stock valuations. In our view, the optimists were too optimistic then and the pessimists may be too pessimistic now.

Q. In light of this environment, what was your strategy in managing the Fund?

A. Our approach was to stay diversified on a stock and economic sector basis, and to take a steady long-term view. We continued to invest in what we believe to be solid, financially strong, blue-chip companies with the potential
--------------------------------------------------------------------------------

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 Performance figures are quoted for Class A shares at net asset value as of July 31, 2002. Current performance may be less than the performance shown.

2 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

3 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The types of assets represented by this index involve risks, including the loss of principal. An index is not available for direct investment.

4 The Lipper Large-Cap Growth Funds Index is a managed index that represents the average of the 30 largest funds in the Large-Cap Growth Funds category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.

                             Annual Report | Page 8
to realize strong earnings growth over time. Our focus was on stable growth stocks as well as "soft cyclical" growth stocks. Stable growers have tended to realize steady earnings growth year after year, regardless of what's happening in the economy, while soft cyclicals have tended to grow somewhat more quickly as the economy rebounds. Having both in the portfolio helps anchor the Fund during a slow economy while also allowing it the potential to benefit from a market rebound when the economy recovers.

Owning more stocks than usual was another way we sought to moderate investment risk. As of the end of the period, we owned 36 high quality names in the Fund, up from the 30 to 32 stocks that we tended to own at most times in recent years. By owning more stocks, we believed we were providing shareholders additional protection against an unexpected decline in any single holding.

Q. Which of your investments were strong performers?

A. Our investment in Walgreens, the second-largest drugstore chain in the United States, was successful. Despite the difficult economy, the company managed to deliver rock-solid earnings and currently plans to add more than 300 new stores around the country. Recent expansion has helped increase their profits, as has the nationwide growth in pharmaceutical sales. Walgreens is extremely well managed and has a very strong balance sheet--exactly the type of company we prefer during uncertain economic times.

Another solid performer for the Fund was Wells Fargo, a large regional banking chain. Unlike other financial institutions, Wells Fargo has limited exposure to international investmenT banking and brokerage businesses, which have been especially hard hit by the global economic and market downturn. The company focuses on more traditional lending businesses, such as mortgages and consumer finance, which have benefited from low interest rates.

The Fund also benefited from owning SYSCO, which is the largest food distributor in the U.S., and is a supplier for hotels, restaurants, and other institutions. Unlike its phonetic namesake, Cisco Systems, SYSCO is not widely known by name. Yet if you start looking around, you'll invariably notice the company's trucks on the highways. Over the years, SYSCO has been a consistent performer with a long track record of strong earnings growth.

Q. Were you disappointed by any of your stock picks?

A. Tyco International was a big disappointment during the period. In the wake of the Enron accounting disaster, investors became nervous about owning any company with suspect financial statements. Although there was no evidence that Tyco used improper accounting, there were concerns that the company depended too heavily on acquisitions to generate earnings growth. The more questions investors raised, the more Tyco began having difficulties convincing financers that the company was fundamentally sound. These problems led to a downgrading of the company's credit rating, prompting us to sell the stock in April 2002 even though we believed the company was a victim of circumstances. In hindsight, our sale proved to be fortuitous. Several months later, Tyco's CEO was indicted on sales tax fraud, which further pressured the company's stock.

Drug maker Bristol-Myers Squibb also dragged down Fund results. Early in 2002, we cut back our position in this stock, believing that the company's new hypertension medicine, Vanlev, would face a difficult road to regulatory approval; a prediction that ultimately proved accurate. Later in the period, Bristol-Myers unexpectedly announced an enormous inventory glut that would lead to sharply reduced earnings. The stock declined sharply on the news, leading us to sell the rest of our position.

AOL Time Warner, a media conglomerate, was a third poor performer. We invested in the company because we wanted exposure to the media industry. We were also attracted to AOL's high level of recurring subscription revenues--a quality that meant more predictable earnings growth compared to that of other media companies. Yet the company's stock price soon fell as concerns arose about weak advertising revenue growth and the potential restructuring of some of the company's business partnerships. We also became worried about AOL's increasing debt load and whether it might drag down the company's credit rating. These concerns led us to sell the stock, though, unfortunately, not before AOL's weakness negatively affected Fund performance.

Q. What is your outlook for the Fund?

A. We are optimistic about the portfolio's current makeup.


                             Annual Report | Page 9

The Fund includes businesses that we believe may grow their earnings on a relatively consistent basis. It also includes companies poised to potentially outperform if the economy rebounds. Furthermore, after several years of poor stock performance, valuations for large-cap growth stocks are now at levels we haven't seen since the early 1990s. The combination of strong earnings fundamentals and reasonable valuations is, in our opinion, a favorable long-term trend.

In this environment, we'll continue to follow our stock selection strategy, focusing on earnings and ensuring that the Fund remains adequately diversified to moderate risk. While such an approach produced mixed results in the extremely difficult bear market conditions of the past year, we continue to believe that choosing strong companies with strong fundamentals can generate long-term success for shareholders.

                            Annual Report | Page 10

--------------------------------------------------------------------------------
Fund Spotlight as of 7/31/02                      Nuveen Rittenhouse Growth Fund
================================================================================
Quick Facts
                       A Shares        B Shares        C Shares         R Shares
--------------------------------------------------------------------------------
Net Asset Value          $17.48          $16.89          $16.90           $17.68
--------------------------------------------------------------------------------
Inception Date           Dec-97          Dec-97          Dec-97           Dec-97
--------------------------------------------------------------------------------

Average Annualized Total Returns as of
7/31/02/1/

A Shares                     NAV       Offer
1-Year                   -26.92%     -31.13%
--------------------------------------------
Since Inception           -2.84%      -4.08%
--------------------------------------------

B Shares                w/o CDSC      w/CDSC
1-Year                   -27.54%     -30.44%
--------------------------------------------
Since Inception           -3.56%      -3.98%
--------------------------------------------

C Shares                     NAV
1-Year                   -27.53%
--------------------------------------------
Since Inception           -3.55%
--------------------------------------------

R Shares                     NAV
1-Year                   -26.79%
--------------------------------------------
Since Inception           -2.59%
--------------------------------------------

Top Five Stock Sectors/2/

Healthcare                           23.3%
------------------------------------------
Financials                           22.5%
------------------------------------------
Consumer Staples                     16.8%
------------------------------------------
Information Technology               14.3%
------------------------------------------
Industrials                          12.0%
------------------------------------------

Portfolio Statistics

Net Assets ($000)                 $345,463
------------------------------------------
Number of Stocks                        36
------------------------------------------
Average Market Capitalization
(Stocks)/3/                   $104 billion
------------------------------------------
Beta/3/                               0.89
------------------------------------------
Expense Ratio/4/                     1.45%
------------------------------------------

Average Annualized Total Returns as of
6/30/02/1/

A Shares                  NAV       Offer
1-Year                -22.10%     -26.59%
-----------------------------------------
Since Inception        -1.56%      -2.85%
-----------------------------------------

B Shares             w/o CDSC      w/CDSC
1-Year                -22.71%     -25.80%
-----------------------------------------
Since Inception        -2.29%      -2.73%
-----------------------------------------

C Shares                  NAV
1-Year                -22.70%
-----------------------------------------
Since Inception        -2.28%
-----------------------------------------

R Shares                  NAV
1-Year                -21.94%
-----------------------------------------
Since Inception        -1.32%
-----------------------------------------

Portfolio Allocation

Equity 97%
Cash Equivalents 3%

Top Ten Stock Holdings/2/

General Electric Company                          5.7%
------------------------------------------------------
Pfizer Inc.                                       5.4%
------------------------------------------------------
American International Group, Inc.                4.7%
------------------------------------------------------
Wal-Mart Stores, Inc.                             4.5%
------------------------------------------------------
Medtronic, Inc.                                   4.4%
------------------------------------------------------
Cardinal Health, Inc.                             4.1%
------------------------------------------------------
Microsoft Corporation                             4.0%
------------------------------------------------------
Amgen Inc.                                        3.9%
------------------------------------------------------
Colgate-Palmolive Company                         3.8%
------------------------------------------------------
PepsiCo, Inc.                                     3.7%
------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of July 31, 2002. Holdings are subject to change.

3 As of June 30, 2002.

4 Class A shares after credit/reimbursement.


                             Annual Report | Page 11

Nuveen Innovation Fund, Growth of an Assumed $10,000 Investment/1, 2, 3, 4/

                                                                    Lipper
             Nuveen               Nuveen                            Science &
             Innovation           Innovation         Nasdaq         Technology          S&P
             Fund (Offer)         Fund (NAV)         Composite      Funds Index         Index
             $3,021               $3,205             $3,265         $2,737              $6,415
Dec-99        9,425               10,000             10,000         10,000              10,000
Jul-00       10,169               10,789              9,257         10,317               9,803
Jan-01        8,232                8,734              6,814          7,680               9,414
Jul-01        5,097                5,408              4,982          4,996               8,399
Jan-02        4,927                5,227              4,753          4,471               7,894
Jul-02        3,021                3,205              3,265          2,737               6,415


Nuveen International Growth Fund, Growth of an Assumed $10,000 Investment/1, 5,
6/

             Nuveen International        Nuveen International        Lipper International        MSCI All-Country
             Growth Fund (Offer)         Growth Fund (NAV)           Funds Index                 World Index Free ex U.S.
             $6,007                      $6,373                      $6,224                      $6,103
Dec-99       9,425                       10,000                      10,000                      10,000
Jul-00       9,874                       10,476                       9,279                       9,285
Jan-01       8,840                        9,379                       8,578                       8,617
Jul-01       6,984                        7,410                       7,266                       7,200
Jan-02       6,532                        6,931                       6,601                       6,542
Jul-02       6,007                        6,373                       6,224                       6,103

Nuveen Rittenhouse Growth Fund, Growth of an Assumed $10,000 Investment/1, 4, 7/

                     Nuveen                  Nuveen
                     Rittenhouse             Rittenhouse             Lipper Large-Cap
                     Growth Fund             Growth Fund             Growth Funds
                     (Offer)                 (NAV)                   Index                        S&P 500 Index
                     $8,264                  $8,768                  $8,634                       $9,985
Dec-97                9,425                  10,000                  10,000                       10,000
Jul-98               10,720                  11,374                  12,041                       11,645
Jan-99               11,916                  12,643                  14,533                       13,396
Jul-99               11,860                  12,584                  14,801                       13,999
Jan-00               13,082                  13,880                  17,660                       14,783
Jul-00               13,752                  14,591                  18,066                       15,258
Jan-01               13,119                  13,919                  15,205                       14,652
Jul-01               11,308                  11,998                  11,851                       13,073
Jan-02               10,557                  11,201                  10,995                       12,287
Jul-02                8,264                   8,768                   8,534                        9,985

--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund (at NAV) compared with the corresponding index(es). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

2 The NASDAQ Composite is an index of over 3,000 OTC issues with an aggregate market value of approximately $500 billion. It tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and ADRs. Capitalization is weighted. The types of assets represented by this index involve risks, including the loss of principal. An index is not available for direct investment.

3 The Lipper Science & Technology Funds Index is a managed index that represents the 30 largest funds in the Lipper Science and Technology Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

4 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

5 The Lipper International Funds Index is a managed index that represents the average of the 30 largest funds in the Lipper International Funds category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.

6 The Morgan Stanley Capital International All-Country World Index Free ex
  USA is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 48 countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

7 The Lipper Large-Cap Growth Funds Index is a managed index that represents the average of the 30 largest funds in the Large-Cap Growth Funds category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.

Portfolio of Investments
NUVEEN INNOVATION FUND
July 31, 2002


                                                                                 Market
 Shares Description                                                               Value
---------------------------------------------------------------------------------------
        COMMON STOCKS - 88.3%
        Consumer Discretionary - 5.0%
 39,000 Alloy, Inc. #                                                   $       381,030
 67,500 Amazon.com, Inc. #                                                      975,983
---------------------------------------------------------------------------------------
        Healthcare - 5.1%
 17,000 Amgen Inc. #                                                            775,880
 14,300 Varian Medical Systems, Inc. #                                          597,740
---------------------------------------------------------------------------------------
        Industrials - 1.9%
 21,000 CheckFree Corp. #                                                       209,160
  9,000 Dun & Bradstreet Corporation #                                          291,150
---------------------------------------------------------------------------------------
        Information Technology - 76.3%
 45,000 Applied Materials, Inc. #                                               669,150
 26,500 Broadcom Corporation - Class A #                                        497,140
 48,000 Brocade Communications Systems, Inc. #                                  900,000
 13,500 Celestica Inc. #                                                        289,575
121,500 Cisco Systems, Inc. #                                                 1,602,585
 55,000 Dell Computer Corporation #                                           1,371,150
 55,000 EMC Corporation #                                                       412,500
 16,500 Emulex Corporation #                                                    382,140
 36,000 Extreme Networks, Inc. #                                                374,400
 34,000 Hewlett-Packard Company                                                 481,100
 70,000 Intel Corporation                                                     1,315,300
 21,000 Itron, Inc. #                                                           331,590
 38,700 Juniper Networks, Inc. #                                                309,600
 13,000 KLA-Tencor Corporation #                                                512,070
  9,000 Lexmark International, Inc. #                                           439,920
 16,000 Mercury Interactive Corporation #                                       409,920
 44,250 Microchip Technology Incorporated #                                     974,385
 40,000 Micron Technology, Inc. #                                               779,600
 29,000 Microsoft Corporation #                                               1,390,550
 81,000 Motorola, Inc.                                                          939,600
 31,000 National Semiconductor Corporation #                                    561,410
 31,000 Network Appliance, Inc. #                                               262,260
 61,000 Oracle Corporation #                                                    610,549
 29,400 PeopleSoft, Inc. #                                                      528,612
 11,000 QLogic Corporation #                                                    448,250
 41,500 Siebel Systems, Inc. #                                                  390,100
 68,200 Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR #         621,984
 51,000 Texas Instruments Incorporated                                        1,180,650
 26,100 VERITAS Software Corporation #                                          439,263
 23,300 Xilinx, Inc. #                                                          447,127

----
13

Portfolio of Investments
NUVEEN INNOVATION FUND (continued)
July 31, 2002

                                                                   Market
      Shares Description                                            Value
      -------------------------------------------------------------------
             Information Technology (continued)
      55,000 Yahoo! Inc. #                                $       724,350
      -------------------------------------------------------------------
             Total Investments (cost $32,071,711) - 88.3%      23,827,773
             ------------------------------------------------------------
             Other Assets Less Liabilities - 11.7%              3,166,396
             ------------------------------------------------------------
             Net Assets - 100%                            $    26,994,169
             ------------------------------------------------------------

#   Non-income producing.






                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN INTERNATIONAL GROWTH FUND
July 31, 2002


                                                                            Market
 Shares Description                                                          Value
----------------------------------------------------------------------------------
        COMMON STOCKS - 93.4%
        Consumer Discretionary - 25.3%
  6,500 Accor S.A. #                                               $       214,438
 79,200 Amadeus Global Travel Distribution S.A. - Class A                  430,945
 10,600 Autoliv, Inc. - Swedish Depository Receipt                         233,544
 22,500 British Sky Broadcasting Group plc #                               210,546
 15,900 Compagnie Generale des Etablissements Michelin - Class B           630,550
 15,100 Honda Motor Co., Ltd.                                              627,906
 28,230 Industria de Diseno Textil, S.A. (Inditex)                         553,535
  9,700 Nichii Gakkan Company                                              593,696
134,500 Rank Group plc                                                     495,876
 13,100 Sony Corporation                                                   591,775
  8,900 Tod's S.p.A. #                                                     358,621
----------------------------------------------------------------------------------
        Consumer Staples - 12.5%
 33,600 Diageo plc #                                                       407,324
  6,000 Ito-Yokado Co., Ltd.                                               276,052
 56,600 Marks & Spencer Group plc                                          300,631
 59,800 Mediaset S.p.A.                                                    444,401
  1,900 Nestle S.A.                                                        408,361
 28,700 TV Azteca, S.A. de C.V. Sponsored ADR                              171,913
  7,900 Unilever NV                                                        446,897
----------------------------------------------------------------------------------
        Energy - 3.7%
  4,700 BP plc Sponsored ADR                                               218,080
 17,700 Eni S.p.A. #                                                       267,411
  8,300 Precision Drilling Corporation #                                   246,510
----------------------------------------------------------------------------------
        Financials - 1.4%
 21,000 Nomura Holdings, Inc.                                              280,736
----------------------------------------------------------------------------------
        Healthcare - 16.5%
  8,900 Altana AG                                                          440,642
 12,200 Instrumentarium Corporation                                        252,614
  5,700 Omega Pharma S.A.                                                  245,885
 12,600 Novartis AG                                                        513,132
 10,900 Recordati S.p.A.                                                   272,716
  3,900 Sanofi - Synthelabo S.A.                                           230,179
  6,100 Schering AG                                                        320,552
 63,500 Smith & Nephew plc                                                 333,313
  3,000 Teva Pharmaceutical Industries Ltd. Sponsored ADR                  200,103
 21,800 William Demant Holding A/S                                         438,733
----------------------------------------------------------------------------------
        Industrials - 15.2%
  5,700 Adecco S.A. #                                                      259,248
 68,700 Autostrade - Concessioni e Costruzioni Autostrade S.p.A. #         557,688
 74,900 Brambles Industries Limited                                        328,591
 28,300 Grupo Ferrovial, S.A.                                              632,594

----
15

Portfolio of Investments
NUVEEN INTERNATIONAL GROWTH FUND (continued)
July 31, 2002

                                                                                Market
Shares Description                                                               Value
--------------------------------------------------------------------------------------
       Industrials (continued)
 5,900 Nidec Corporation                                               $       344,856
48,500 Singapore Airlines Limited                                              344,030
11,900 Vestas Wind Systems A/S                                                 279,538
13,000 Yamato Transport Co., Ltd.                                              229,041
--------------------------------------------------------------------------------------
       Information Technology - 7.4%
 8,100 Logitech International S.A. #                                           333,423
 8,300 Micronas Semiconductor Holding AG #                                     234,398
15,700 Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR #         143,184
22,100 Tandberg ASA #                                                          275,576
90,600 Wanadoo #                                                               468,993
--------------------------------------------------------------------------------------
       Materials - 10.2%
 8,500 Lonza Group AG                                                          547,777
33,400 Rio Tinto Limited                                                       601,383
 6,100 Solvay S.A.                                                             421,622
37,600 Stora Enso Oyj - Class R                                                438,924
--------------------------------------------------------------------------------------
       Utilities - 1.2%
11,200 SK Telecom Co., Ltd. Sponsored ADR                                      239,905
--------------------------------------------------------------------------------------
       Total Common Stocks (cost $17,831,395)                               18,338,388
       -------------------------------------------------------------------------------
       PREFERRED STOCKS - 2.1%
       Consumer Discretionary - 2.1%
   900 Porsche AG                                                              410,298
--------------------------------------------------------------------------------------
       Total Preferred Stocks (cost $263,419)                                  410,298
       -------------------------------------------------------------------------------
       Total Investments (cost $18,094,814) - 95.5%                         18,748,686
       -------------------------------------------------------------------------------
       Other Assets Less Liabilities - 4.5%                                    882,256
       -------------------------------------------------------------------------------
       Net Assets - 100%                                               $    19,630,942
       -------------------------------------------------------------------------------

           #  Non-income producing.

         Country Allocation (as a percentage of the Fund's net assets)

                             Japan          14.9%
                             ----------------------
                             Switzerland     11.7
                             ----------------------
                             United Kingdom  10.0
                             ----------------------
                             Italy            9.7
                             ----------------------
                             Spain            8.2
                             ----------------------
                             France           7.9
                             ----------------------
                             Germany          6.0
                             ----------------------
                             Australia        4.7
                             ----------------------
                             Denmark          3.7
                             ----------------------
                             Finland          3.5
                             ----------------------

                                Belgium     3.4%
                                ----------------
                                Netherlands  2.3
                                ----------------
                                Singapore    1.8
                                ----------------
                                Norway       1.4
                                ----------------
                                Canada       1.3
                                ----------------
                                South Korea  1.2
                                ----------------
                                Sweden       1.2
                                ----------------
                                Israel       1.0
                                ----------------
                                Mexico       0.9
                                ----------------
                                Taiwan       0.7
                                ----------------

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND
July 31, 2002


                                                                      Market
    Shares Description                                                 Value
   -------------------------------------------------------------------------
           COMMON STOCKS - 97.2%
           Consumer Discretionary - 10.9%
   144,000 Bed Bath & Beyond Inc. #                          $     4,464,000
   359,000 The Home Depot, Inc.                                   11,085,920
   204,000 Target Corporation                                      6,803,400
   310,000 Wal-Mart Stores, Inc.                                  15,245,800
   -------------------------------------------------------------------------
           Consumer Staples - 16.3%
   100,000 The Coca-Cola Company                                   4,994,000
   249,000 Colgate-Palmolive Company                              12,786,150
   289,000 PepsiCo, Inc.                                          12,409,660
    60,000 Procter & Gamble Company                                5,339,400
   323,000 SYSCO Corporation                                       8,414,150
   348,000 Walgreen Co.                                           12,294,840
   -------------------------------------------------------------------------
           Financials - 21.8%
    45,000 AFLAC Incorporated                                      1,413,450
   245,000 American International Group, Inc.                     15,660,400
   235,000 Citigroup Inc.                                          7,881,900
   155,000 Fannie Mae                                             11,607,950
    65,000 Marsh & McLennan Companies, Inc.                        3,113,500
   502,500 MBNA Corporation                                        9,743,475
    65,000 SLM Corporation                                         5,915,000
   275,000 State Street Corporation                               11,687,500
   165,000 Wells Fargo & Company                                   8,391,900
   -------------------------------------------------------------------------
           Healthcare - 22.7%
   290,000 Amgen Inc. #                                           13,235,600
   180,000 Baxter International Inc.                               7,183,800
   241,000 Cardinal Health, Inc.                                  13,881,600
   208,000 Johnson & Johnson                                      11,024,000
   362,000 Medtronic, Inc.                                        14,624,800
   564,750 Pfizer Inc.                                            18,269,663
   -------------------------------------------------------------------------
           Industrials - 11.6%
   306,000 Automatic Data Processing, Inc.                        11,410,740
   598,000 General Electric Company                               19,255,600
    65,000 3M Co.                                                  8,178,950
    20,000 United Parcel Service, Inc. - Class B                   1,306,800
   -------------------------------------------------------------------------
           Information Technology - 13.9%
   387,000 Cisco Systems, Inc. #                                   5,104,530
   120,000 Electronic Data Systems Corporation                     4,412,400
   125,000 International Business Machines Corporation (IBM)       8,800,000
   281,000 Microsoft Corporation #                                13,473,950
   322,000 Nokia Oyj Sponsored ADR                                 3,992,800
   315,000 Oracle Corporation #                                    3,152,835

----
17

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND (continued)
July 31, 2002

                                                                                                        Market
      Shares Description                                                                                 Value
--------------------------------------------------------------------------------------------------------------
             Information Technology (continued)
     397,000 Texas Instruments Incorporated                                                   $     9,190,550
--------------------------------------------------------------------------------------------------------------
             Total Common Stocks (cost $409,939,871)                                              335,751,013
             -----------------------------------------------------------------------------------------------

   Principal                                                                                            Market
Amount (000) Description                                                                                 Value
--------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 3.2%
    $ 11,174 UBS Warburg Repurchase Agreement, 1.77%, dated 7/31/02, due 8/01/02, repurchase       11,174,000
              price $11,174,063, collateralized by U.S. Treasury Bonds
--------------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $11,174,000)                                       11,174,000
             -----------------------------------------------------------------------------------------------
             Total Investments (cost $421,113,871) - 100.4%                                       346,925,013
             -----------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.4)%                                                (1,461,791)
             -----------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                $   345,463,222
             -----------------------------------------------------------------------------------------------

#   Non-income producing.





                                See accompanying notes to financial statements.

----
18

Statement of Assets and Liabilities
July 31, 2002

                                                                                International   Rittenhouse
                                                                     Innovation        Growth        Growth
----------------------------------------------------------------- ------------  ------------- ------------
Assets
Investment securities, at market value
 (cost $32,071,711, $18,094,814 and $421,113,871, respectively)   $ 23,827,773  $ 18,748,686  $346,925,013
Cash                                                                 3,555,956     1,225,536           744
Receivables:
  Dividends and interest                                                 1,084         4,016       129,006
  Reclaims receivable                                                       --        25,642            --
  Shares sold                                                            1,117           835       205,012
Other assets                                                             6,541         1,165       116,365
----------------------------------------------------------------- ------------  ------------- ------------
    Total assets                                                    27,392,471    20,005,880   347,376,140
----------------------------------------------------------------- ------------  ------------- ------------
Liabilities
Payables:
  Investments purchased                                                     --       193,640            --
  Shares redeemed                                                      130,992        78,321       921,699
Accrued expenses:
  Management fees                                                       24,380        18,640       244,065
  12b-1 distribution and service fees                                   18,927         7,513       225,042
  Other                                                                224,003        76,824       522,112
----------------------------------------------------------------- ------------  ------------- ------------
    Total liabilities                                                  398,302       374,938     1,912,918
----------------------------------------------------------------- ------------  ------------- ------------
Net assets                                                        $ 26,994,169  $ 19,630,942  $345,463,222
----------------------------------------------------------------- ------------  ------------- ------------
Class A Shares
Net assets                                                        $  5,543,709  $  4,010,524  $ 64,913,734
Shares outstanding                                                     802,760       287,431     3,714,437
Net asset value and redemption price per share                    $       6.91  $      13.95  $      17.48
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                 $       7.33  $      14.80  $      18.55
----------------------------------------------------------------- ------------  ------------- ------------
Class B Shares
Net assets                                                        $  8,479,782  $  2,586,397  $145,946,539
Shares outstanding                                                   1,252,920       189,030     8,639,596
Net asset value, offering and redemption price per share          $       6.77  $      13.68  $      16.89
----------------------------------------------------------------- ------------  ------------- ------------
Class C Shares
Net assets                                                        $ 11,026,342  $  4,667,054  $104,626,344
Shares outstanding                                                   1,628,218       341,134     6,189,737
Net asset value, offering and redemption price per share          $       6.77  $      13.68  $      16.90
----------------------------------------------------------------- ------------  ------------- ------------
Class R Shares
Net assets                                                        $  1,944,336  $  8,366,967  $ 29,976,605
Shares outstanding                                                     280,108       595,861     1,695,296
Net asset value, offering and redemption price per share          $       6.94  $      14.04  $      17.68
----------------------------------------------------------------- ------------  ------------- ------------

Net Assets Consist of:
----------------------------------------------------------------- ------------  ------------- ------------
Capital paid-in                                                   $113,366,842  $ 35,506,079  $483,020,116
Undistributed net investment income                                         --       (30,016)           --
Accumulated net realized gain (loss) from investment transactions
 and foreign currencies                                            (78,128,735)  (16,502,535)  (63,368,036)
Net unrealized appreciation (depreciation) of investments           (8,243,938)      653,872   (74,188,858)
Net unrealized gain on translation of assets and liabilities
 denominated in foreign currencies                                          --         3,542            --
----------------------------------------------------------------- ------------  ------------- ------------
Net assets                                                        $ 26,994,169  $ 19,630,942  $345,463,222
----------------------------------------------------------------- ------------  ------------- ------------

                                See accompanying notes to financial statements.

----
19

Statement of Operations
Year Ended July 31, 2002

                                                                                               International     Rittenhouse
                                                                                    Innovation        Growth          Growth
-------------------------------------------------------------------------------- ------------  -------------  -------------
Investment Income
Dividends (net of foreign tax withheld of $0, $33,386 and $12,843, respectively) $     43,737    $   259,797  $   3,836,453
Interest                                                                                   --             --        233,320
-------------------------------------------------------------------------------- ------------  -------------  -------------
Total investment income                                                                43,737        259,797      4,069,773
-------------------------------------------------------------------------------- ------------  -------------  -------------
Expenses
Management fees                                                                       452,492        261,365      3,926,265
12b-1 service fees - Class A                                                           24,636         13,612        223,768
12b-1 distribution and service fees - Class B                                         144,324         36,727      2,020,564
12b-1 distribution and service fees - Class C                                         179,731         61,127      1,419,019
Shareholders' servicing agent fees and expenses                                       273,384         37,124      1,109,722
Custodian's fees and expenses                                                          35,834         44,421        113,177
Trustees' fees and expenses                                                             3,166          2,504         67,120
Professional fees                                                                       8,803          8,208        101,474
Shareholders' reports - printing and mailing expenses                                  35,318          5,889        173,519
Federal and state registration fees                                                    44,923         27,481         46,128
Organization and offering costs                                                            --             --         33,555
Other expenses                                                                          9,080          4,005         54,830
-------------------------------------------------------------------------------- ------------  -------------  -------------
Total expenses before custodian fee credit                                          1,211,691        502,463      9,289,141
  Custodian fee credit                                                                 (7,965)       (16,836)        (2,933)
-------------------------------------------------------------------------------- ------------  -------------  -------------
Net expenses                                                                        1,203,726        485,627      9,286,208
-------------------------------------------------------------------------------- ------------  -------------  -------------
Net investment income (loss)                                                       (1,159,989)      (225,830)    (5,216,435)
-------------------------------------------------------------------------------- ------------  -------------  -------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
  Investment transactions                                                         (10,506,944)    (3,716,685)   (63,310,625)
  Foreign currencies                                                                       --        (52,320)            --
Net change in unrealized appreciation or depreciation of investments               (9,812,645)       541,847    (73,928,263)
Net change in unrealized gain on translation of assets and liabilities
 denominated in foreign currencies                                                         --          4,313             --
-------------------------------------------------------------------------------- ------------  -------------  -------------
Net gain (loss)                                                                   (20,319,589)    (3,222,845)  (137,238,888)
-------------------------------------------------------------------------------- ------------  -------------  -------------
Net increase (decrease) in net assets from operations                            $(21,479,578)   $(3,448,675) $(142,455,323)
-------------------------------------------------------------------------------- ------------  -------------  -------------




                                See accompanying notes to financial statements.

----
20

Statement of Changes in Net Assets

                                                           Innovation             International Growth
                                                   --------------------------  --------------------------
                                                      Year Ended    Year Ended    Year Ended    Year Ended
                                                         7/31/02       7/31/01       7/31/02       7/31/01
-------------------------------------------------  ------------  ------------  ------------  ------------
Operations
Net investment income (loss)                       $ (1,159,989) $ (2,212,537) $   (225,830) $   (428,248)
Net realized gain (loss):
 Investment transactions                            (10,506,944)  (53,350,556)   (3,716,685)   (9,838,514)
 Foreign currencies                                          --            --       (52,320)     (205,784)
Net change in unrealized appreciation or
 depreciation of investments                         (9,812,645)   (8,028,729)      541,847    (2,482,103)
Net change in unrealized gain on translation of
 assets and liabilities denominated in foreign
 currencies                                                  --            --         4,313           (64)
-------------------------------------------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets from
 operations                                         (21,479,578)  (63,591,822)   (3,448,675)  (12,954,713)
-------------------------------------------------  ------------  ------------  ------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                      3,770,693    47,603,008    10,200,874    49,566,056
Cost of shares redeemed                             (15,724,156)  (23,637,358)  (16,786,848)  (45,248,178)
-------------------------------------------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets from Fund
 share transactions                                 (11,953,463)   23,965,650    (6,585,974)    4,317,878
-------------------------------------------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets               (33,433,041)  (39,626,172)  (10,034,649)   (8,636,835)
Net assets at the beginning of year                  60,427,210   100,053,382    29,665,591    38,302,426
-------------------------------------------------  ------------  ------------  ------------  ------------
Net assets at the end of year                      $ 26,994,169  $ 60,427,210  $ 19,630,942  $ 29,665,591
-------------------------------------------------  ------------  ------------  ------------  ------------
Undistributed net investment income at the end of
 year                                              $         --  $         --  $         --  $         --
-------------------------------------------------  ------------  ------------  ------------  ------------




                                See accompanying notes to financial statements.

----
21

                                                                            Rittenhouse Growth
                                                                       ----------------------------
                                                                           Year Ended     Year Ended
                                                                              7/31/02        7/31/01
---------------------------------------------------------------------- -------------  -------------
Operations
Net investment income (loss)                                           $  (5,216,435) $  (6,459,616)
Net realized gain (loss):
  Investment transactions                                                (63,310,625)     4,310,331
  Foreign currencies                                                              --             --
Net change in unrealized appreciation or depreciation of investments     (73,928,263)  (123,275,948)
Net change in unrealized gain on translation of assets and liabilities
 denominated in foreign currencies                                                --             --
---------------------------------------------------------------------- -------------  -------------
Net increase (decrease) in net assets from operations                   (142,455,323)  (125,425,233)
---------------------------------------------------------------------- -------------  -------------
Fund Share Transactions
Net proceeds from sale of shares                                          44,517,883    134,256,636
Cost of shares redeemed                                                 (110,333,212)  (104,477,639)
---------------------------------------------------------------------- -------------  -------------
Net increase (decrease) in net assets from Fund share transactions       (65,815,329)    29,778,997
---------------------------------------------------------------------- -------------  -------------
Net increase (decrease) in net assets                                   (208,270,652)   (95,646,236)
Net assets at the beginning of year                                      553,733,874    649,380,110
---------------------------------------------------------------------- -------------  -------------
Net assets at the end of year                                          $ 345,463,222  $ 553,733,874
---------------------------------------------------------------------- -------------  -------------
Undistributed net investment income at the end of year                 $          --  $          --
---------------------------------------------------------------------- -------------  -------------


                                See accompanying notes to financial statements.

----
22

Statement of Changes in Net Assets (continued)

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust is comprised of the Nuveen Innovation Fund ("Innovation"), the Nuveen International Growth Fund ("International Growth") and the Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1997.

Innovation will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies in order to provide capital appreciation without consideration for income.

International Growth primarily invests in common stocks of medium and large capitalization companies domiciled in countries other than the United States in order to provide long-term capital appreciation.

Rittenhouse Growth invests in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth ("blue chip companies") in order to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and/or delayed delivery purchase commitments. At July 31, 2002, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed


----
23
within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Effective January 2, 2002, International Growth began imposing a 2% redemption fee on shares that are redeemed or exchanged within 90 days of acquisition. During the period January 2, 2002 through July 31, 2002, $18 of redemptions fees were imposed on shares redeemed and recorded as an increase to the Fund's capital paid-in.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2002.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that Innovation and International Growth invest in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
Innovation and International Growth may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of July 31, 2002, there were no open foreign currency forward, options or futures contracts.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
Rittenhouse Growth's share of costs incurred in connection with its organization, offering and initial registration of shares was deferred and is being amortized over a 60-month period beginning December 31, 1997 (commencement of operations). If any of the initial shares of Rittenhouse Growth are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization and offering costs as of the date of redemption.


----
24

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                              Innovation
                          --------------------------------------------------
                                 Year Ended                Year Ended
                                   7/31/02                   7/31/01
                          ------------------------  ------------------------
                               Shares        Amount      Shares        Amount
  ---------------------------------------------------------------------------
  Shares sold:
    Class A                   95,560  $    970,010     604,689  $ 12,492,887
    Class B                   77,472       800,148     595,836    12,975,055
    Class C                  102,325     1,026,126     751,778    15,756,920
    Class R                  100,454       974,409     301,965     6,378,146
  ---------------------------------------------------------------------------
                             375,811     3,770,693   2,254,268    47,603,008
  ---------------------------------------------------------------------------
  Shares redeemed:
    Class A                 (490,028)   (4,820,357)   (389,048)   (6,419,762)
    Class B                 (493,039)   (4,649,060)   (365,458)   (6,114,419)
    Class C                 (541,594)   (5,170,624)   (406,964)   (6,902,118)
    Class R                 (116,049)   (1,084,115)   (178,870)   (4,201,059)
  ---------------------------------------------------------------------------
                          (1,640,710)  (15,724,156) (1,340,340)  (23,637,358)
  ---------------------------------------------------------------------------
  Net increase (decrease) (1,264,899) $(11,953,463)    913,928  $ 23,965,650
  ---------------------------------------------------------------------------

                                         International Growth
                          --------------------------------------------------
                                 Year Ended                Year Ended
                                   7/31/02                   7/31/01
                          ------------------------  ------------------------
                               Shares        Amount      Shares        Amount
  ---------------------------------------------------------------------------
  Shares sold:
    Class A                  467,207  $  7,156,006   1,790,794  $ 34,496,159
    Class B                   11,682       180,239      94,527     2,044,506
    Class C                  159,875     2,422,117     291,285     5,730,993
    Class R                   28,487       442,512     398,049     7,294,398
  ---------------------------------------------------------------------------
                             667,251    10,200,874   2,574,655    49,566,056
  ---------------------------------------------------------------------------
  Shares redeemed:
    Class A                 (645,357)   (9,998,199) (1,790,844)  (33,889,117)
    Class B                 (118,366)   (1,787,934)    (80,782)   (1,598,779)
    Class C                 (258,469)   (3,947,726)   (155,008)   (2,758,187)
    Class R                  (66,588)   (1,052,989)   (385,304)   (7,002,095)
  ---------------------------------------------------------------------------
                          (1,088,780)  (16,786,848) (2,411,938)  (45,248,178)
  ---------------------------------------------------------------------------
  Net increase (decrease)   (421,529) $ (6,585,974)    162,717  $  4,317,878
  ---------------------------------------------------------------------------


----
25


                                          Rittenhouse Growth
                         ----------------------------------------------------
                                 Year Ended                 Year Ended
                                  7/31/02                    7/31/01
                         -------------------------  -------------------------
                              Shares         Amount      Shares         Amount
 -----------------------------------------------------------------------------
 Shares sold:
   Class A                  615,934  $  13,356,305   1,848,117  $  50,979,874
   Class B                  568,037     12,091,944   1,424,590     38,457,671
   Class C                  783,651     16,576,525   1,567,388     42,079,645
   Class R                  115,183      2,493,109     101,107      2,739,446
 -----------------------------------------------------------------------------
                          2,082,805     44,517,883   4,941,202    134,256,636
 -----------------------------------------------------------------------------
 Shares redeemed:
   Class A               (1,343,101)   (27,961,869) (1,587,238)   (43,029,707)
   Class B               (2,191,513)   (43,936,650) (1,249,433)   (31,950,950)
   Class C               (1,766,374)   (35,926,993) (1,064,731)   (27,185,817)
   Class R                 (117,180)    (2,507,700)    (85,511)    (2,311,165)
 -----------------------------------------------------------------------------
                         (5,418,168)  (110,333,212) (3,986,913)  (104,477,639)
 -----------------------------------------------------------------------------
 Net increase (decrease) (3,335,363) $ (65,815,329)    954,289  $  29,778,997
 -----------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales of investment securities and short-term investments for the fiscal year ended July 31, 2002, were as follows:

                                                     International    Rittenhouse
                                          Innovation        Growth         Growth
---------------------------------------------------------------------------------
Purchases:
 Investment securities                   $66,166,337   $43,765,898 $  125,088,324
 Short-term investments                           --            --  2,634,944,000
Sales and maturities:
 Investment securities                    76,002,415    50,683,413    184,201,473
 Short-term investments                           --            --  2,647,062,000
---------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis as of July 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

                                           International  Rittenhouse
                                Innovation        Growth       Growth
           ----------------------------------------------------------
           Cost of investments $33,436,434   $18,100,383 $421,113,871
           ----------------------------------------------------------

                                                                        International    Rittenhouse
                                                             Innovation        Growth         Growth
----------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                            $    533,863    $ 1,894,903  $ 11,218,612
  depreciation                                             (10,142,524)    (1,246,600)  (85,407,470)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments $ (9,608,661)   $   648,303  $(74,188,858)
----------------------------------------------------------------------------------------------------

The Funds had no undistributed ordinary income or long-term capital gains at July 31, 2002.

The Funds made no distributions from ordinary income or long-term capital gains during the fiscal year ended July 31, 2002.

At July 31, 2002, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                          International Rittenhouse
                               Innovation        Growth      Growth
             ------------------------------------------------------
             Expiration year:
               2009           $15,694,979   $ 3,103,741 $        --
               2010            58,566,906    12,650,342  15,924,419
             ------------------------------------------------------
             Total            $74,261,885   $15,754,083 $15,924,419
             ------------------------------------------------------


----
26

The Funds have elected to defer net realized losses from investments and currency transactions incurred from November 1, 2001 through July 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                                  International Rittenhouse
                       Innovation        Growth      Growth
                     --------------------------------------
                       $2,502,126      $772,899 $47,443,617
                     --------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of each Fund as follows:

                                                     International  Rittenhouse
                                         Innovation         Growth       Growth
--------------------------------------------------------------------------------
For the first $125 million                   1.0000%        1.0500%       .8500%
For the next $125 million                     .9875         1.0375        .8375
For the next $250 million                     .9750         1.0250        .8250
For the next $500 million                     .9625         1.0125        .8125
For the next $1 billion                       .9500         1.0000        .8000
For net assets over $2 billion                .9250          .9750        .7750
--------------------------------------------------------------------------------

The Adviser may voluntarily agree to reimburse expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Columbus Circle Investors ("CCI"), and Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly owned subsidiary of The John Nuveen Company, under which CCI manages the investment portfolios of Innovation and International Growth (see Footnote 6 for subsequent sub-adviser change) and Rittenhouse manages Rittenhouse Growth's investment portfolio. CCI and Rittenhouse are compensated for their services from the management fee paid to the Adviser. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended July 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                    International Rittenhouse
                                         Innovation        Growth      Growth
  ---------------------------------------------------------------------------
  Sales charges collected (unaudited)       $14,928        $8,547    $149,637
  Paid to authorized dealers (unaudited)     14,040         8,547     132,201
  ---------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                 International Rittenhouse
                                      Innovation        Growth      Growth
      --------------------------------------------------------------------
      Commission advances (unaudited)    $35,951       $16,899    $587,490
      --------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2002, the Distributor retained such 12b-1 fees as follows:

                                                 International Rittenhouse
                                      Innovation        Growth      Growth
      --------------------------------------------------------------------
      12b-1 fees retained (unaudited)   $140,512       $40,643  $1,771,872
      --------------------------------------------------------------------


----
27

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2002, as follows:

                                              International Rittenhouse
                                   Innovation        Growth      Growth
         --------------------------------------------------------------
         CDSC retained (unaudited)   $127,713       $42,572    $993,869
         --------------------------------------------------------------

At July 31, 2002, the Distributor owned 1,250 shares of International Growth's Class A, B, and C and The John Nuveen Company owned 496,250 shares of Class R.

6. Subsequent Event--International Growth's Sub-Adviser

CCI has notified the Board of Trustees of International Growth that, effective mid-October, 2002, it will no longer serve as the Fund's sub-adviser. The Fund's Board of Trustees has selected NWQ Investment Management Company, LLC ("NWQ") to be responsible for management of the Fund's investment portfolio, commencing upon CCI's resignation, subject to shareholder approval. NWQ will continue to manage the Fund according to the Fund's current objective but, if its appointment is approved by shareholders, NWQ will pursue a value approach to international investing in contrast to CCI's growth approach. This sub-adviser change will have no effect on the investment management fee rate paid by the Fund.


----
28

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                       Investment Operations      Less Distributions
                                                   ----------------------------  ---------------------


INNOVATION



                                                                   Net
                                                             Realized/
                                                       Net  Unrealized
                                         Beginning Invest-     Invest-               Net               Ending
                                               Net    ment        ment           Invest-                  Net
Year Ended                                   Asset  Income        Gain              ment Capital        Asset     Total
July 31,                                     Value  (Loss)      (Loss)     Total  Income   Gains Total  Value Return(a)
--------------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2002                                       $11.66   $(.20)    $ (4.55) $ (4.75)     $--     $--  $--  $ 6.91    (40.74)%
 2001                                        23.27    (.34)     (11.27)  (11.61)      --      --   --   11.66    (49.87)
 2000(d)                                     20.00    (.26)       3.53     3.27       --      --   --   23.27     16.30
Class B (12/99)
 2002                                        11.50    (.27)      (4.46)   (4.73)      --      --   --    6.77    (41.13)
 2001                                        23.15    (.48)     (11.17)  (11.65)      --      --   --   11.50    (50.22)
 2000(d)                                     20.00    (.37)       3.52     3.15       --      --   --   23.15     15.70
Class C (12/99)
 2002                                        11.52    (.27)      (4.48)   (4.75)      --      --   --    6.77    (41.23)
 2001                                        23.17    (.47)     (11.18)  (11.65)      --      --   --   11.52    (50.26)
 2000(d)                                     20.00    (.37)       3.54     3.17       --      --   --   23.17     15.80
Class R (12/99)
 2002                                        11.70    (.18)      (4.58)   (4.76)      --      --   --    6.94    (40.68)
 2001                                        23.29    (.28)     (11.31)  (11.59)      --      --   --   11.70    (49.72)
 2000(d)                                     20.00    (.21)       3.50     3.29       --      --   --   23.29     16.45
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                         -----------------------------------------------------------------------------
                                                   Before Credit/           After           After Credit/
                                                    Reimbursement     Reimbursement(b)    Reimbursement(c)
INNOVATION                                       -----------------   -----------------   -----------------
                                                             Ratio               Ratio               Ratio
                                                            of Net              of Net              of Net
                                                           Invest-             Invest-             Invest-
                                                              ment                ment                ment
                                                 Ratio of   Income   Ratio of   Income   Ratio of   Income
                                                 Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                          Ending       to       to         to       to         to       to
                                             Net  Average  Average    Average  Average    Average  Average   Portfolio
Year Ended                                Assets      Net      Net        Net      Net        Net      Net    Turnover
July 31,                                   (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
-----------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2002                                    $ 5,544     2.16%   (2.06)%     2.16%   (2.06)%     2.14%   (2.04)%       163%
 2001                                     13,958     1.96    (1.91)      1.96    (1.91)      1.92    (1.88)        240
 2000(d)                                  22,838     1.97*   (1.89)*     1.89*   (1.82)*     1.86*   (1.79)*       117
Class B (12/99)
 2002                                      8,480     2.91    (2.82)      2.91    (2.82)      2.90    (2.80)        163
 2001                                     19,196     2.70    (2.66)      2.70    (2.66)      2.67    (2.63)        240
 2000(d)                                  33,288     2.72*   (2.65)*     2.63*   (2.56)*     2.60*   (2.53)*       117
Class C (12/99)
 2002                                     11,026     2.91    (2.82)      2.91    (2.82)      2.89    (2.80)        163
 2001                                     23,813     2.71    (2.66)      2.71    (2.66)      2.67    (2.63)        240
 2000(d)                                  39,907     2.75*   (2.68)*     2.60*   (2.53)*     2.57*   (2.50)*       117
Class R (12/99)
 2002                                      1,944     1.91    (1.82)      1.91    (1.82)      1.89    (1.80)        163
 2001                                      3,461     1.70    (1.66)      1.70    (1.66)      1.67    (1.63)        240
 2000(d)                                   4,020     1.87*   (1.83)*     1.51*   (1.47)*     1.48*   (1.44)*       117
-----------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.



                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                      Investment Operations     Less Distributions
                                                   --------------------------  ---------------------


INTERNATIONAL GROWTH




                                                                  Net
                                                      Net   Realized/
                                         Beginning Invest  Unrealized              Net               Ending
                                               Net   ment     Invest-          Invest-                  Net
Year Ended                                   Asset Income   ment Gain             ment Capital        Asset     Total
July 31,                                     Value (Loss)      (Loss)    Total  Income   Gains Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2002                                       $16.22  $(.12)     $(2.15) $(2.27)     $--     $--   $-- $13.95    (14.00)%
 2001                                        22.93   (.18)      (6.53)  (6.71)      --      --    --  16.22    (29.26)
 2000(d)                                     20.00   (.15)       3.08    2.93       --      --    --  22.93     14.65
Class B (12/99)
 2002                                        16.03   (.23)      (2.12)  (2.35)      --      --    --  13.68    (14.66)
 2001                                        22.82   (.34)      (6.45)  (6.79)      --      --    --  16.03    (29.75)
 2000(d)                                     20.00   (.25)       3.07    2.82       --      --    --  22.82     14.10
Class C (12/99)
 2002                                        16.03   (.22)      (2.13)  (2.35)      --      --    --  13.68    (14.66)
 2001                                        22.82   (.32)      (6.47)  (6.79)      --      --    --  16.03    (29.75)
 2000(d)                                     20.00   (.24)       3.06    2.82       --      --    --  22.82     14.10
Class R (12/99)
 2002                                        16.29   (.06)      (2.19)  (2.25)      --      --    --  14.04    (13.81)
 2001                                        22.96   (.14)      (6.53)  (6.67)      --      --    --  16.29    (29.05)
 2000(d)                                     20.00   (.12)       3.08    2.96       --      --    --  22.96     14.80
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                         -----------------------------------------------------------------------------
                                                   Before Credit/           After           After Credit/
                                                    Reimbursement     Reimbursement(b)    Reimbursement(c)
INTERNATIONAL GROWTH                             -----------------   -----------------   -----------------
                                                             Ratio               Ratio               Ratio
                                                            of Net              of Net              of Net
                                                           Invest-             Invest-             Invest-
                                                              ment                ment                ment
                                                 Ratio of   Income   Ratio of   Income   Ratio of   Income
                                                 Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                          Ending       to       to         to       to         to       to
                                             Net  Average  Average    Average  Average    Average  Average   Portfolio
Year Ended                                Assets      Net      Net        Net      Net        Net      Net    Turnover
July 31,                                   (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
-----------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2002                                    $ 4,011     1.83%    (.84)%     1.83%    (.84)%     1.76%    (.77)%       183%
 2001                                      7,551     2.12     (.99)      2.12     (.98)      2.05     (.92)        224
 2000(d)                                  10,676     2.66*   (1.90)*     1.82*   (1.05)*     1.75*    (.99)*       111
Class B (12/99)
 2002                                      2,586     2.60    (1.59)      2.60    (1.59)      2.53    (1.52)        183
 2001                                      4,741     2.87    (1.79)      2.86    (1.78)      2.79    (1.71)        224
 2000(d)                                   6,435     3.41*   (2.61)*     2.57*   (1.76)*     2.50*   (1.70)*       111
Class C (12/99)
 2002                                      4,667     2.58    (1.53)      2.58    (1.53)      2.51    (1.46)        183
 2001                                      7,048     2.86    (1.72)      2.86    (1.72)      2.79    (1.65)        224
 2000(d)                                   6,925     3.40*   (2.58)*     2.58*   (1.75)*     2.51*   (1.69)*       111
Class R (12/99)
 2002                                      8,367     1.56     (.48)      1.56     (.48)      1.49     (.41)        183
 2001                                     10,325     1.87     (.79)      1.86     (.78)      1.79     (.71)        224
 2000(d)                                  14,265     2.58*   (1.99)*     1.50*    (.90)*     1.43*    (.84)*       111
-----------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.




                                See accompanying notes to financial statements.

----
30

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                 Investment Operations       Less Distributions
                                              ---------------------------  ----------------------


RITTENHOUSE GROWTH



                                                              Net
                                                        Realized/
                                                  Net  Unrealized
                                    Beginning Invest-     Invest-              Net                 Ending
                                          Net    ment        ment          Invest-                    Net
                                        Asset  Income        Gain             ment Capital          Asset     Total
Year Ended July 31,                     Value  (Loss)      (Loss)    Total  Income   Gains   Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2002                                  $23.92   $(.12)     $(6.32) $(6.44)     $--   $  --  $  --  $17.48    (26.92)%
 2001                                   29.09    (.13)      (5.04)  (5.17)      --      --     --   23.92    (17.77)
 2000                                   25.10    (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93
 1999                                   22.75    (.04)       2.45    2.41       --    (.06)  (.06)  25.10     10.62
 1998(d)                                20.00    (.01)       2.76    2.75       --      --     --   22.75     13.75
Class B (12/97)
 2002                                   23.31    (.28)      (6.14)  (6.42)      --      --     --   16.89    (27.54)
 2001                                   28.55    (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)
 2000                                   24.82    (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01
 1999                                   22.66    (.23)       2.45    2.22       --    (.06)  (.06)  24.82      9.86
 1998(d)                                20.00    (.11)       2.77    2.66       --      --     --   22.66     13.30
Class C (12/97)
 2002                                   23.32    (.28)      (6.14)  (6.42)      --      --     --   16.90    (27.53)
 2001                                   28.56    (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)
 2000                                   24.84    (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01
 1999                                   22.67    (.23)       2.46    2.23       --    (.06)  (.06)  24.84      9.86
 1998(d)                                20.00    (.11)       2.78    2.67       --      --     --   22.67     13.35
Class R (12/97)
 2002                                   24.15    (.07)      (6.40)  (6.47)      --      --     --   17.68    (26.79)
 2001                                   29.29    (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)
 2000                                   25.22    (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17
 1999                                   22.79     .02        2.47    2.49       --    (.06)  (.06)  25.22     10.95
 1998(d)                                20.00     .03        2.76    2.79       --      --     --   22.79     13.95
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                               Ratios/Supplemental Data
                                    ------------------------------------------------------------------------------
                                               Before Credit/           After           After Credit/
                                                Reimbursement     Reimbursement(b)    Reimbursement(c)
RITTENHOUSE GROWTH                             --------------     ----------------    ----------------
                                                         Ratio               Ratio               Ratio
                                                        of Net              of Net              of Net
                                                       Invest-             Invest-             Invest-
                                                          ment                ment                ment
                                             Ratio of   Income   Ratio of   Income   Ratio of   Income
                                             Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                      Ending       to       to         to       to         to       to
                                         Net  Average  Average    Average  Average    Average  Average   Portfolio
                                      Assets      Net      Net        Net      Net        Net      Net    Turnover
Year Ended July 31,                    (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
-------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2002                               $ 64,914     1.45%    (.58)%     1.45%    (.58)%     1.45%    (.58)%        27%
 2001                                106,264     1.35     (.50)      1.35     (.50)      1.35     (.50)         35
 2000                                121,610     1.37     (.47)      1.35     (.45)      1.35     (.45)         28
 1999                                101,080     1.27     (.18)      1.27     (.18)      1.27     (.18)         22
 1998(d)                              43,092     1.42*    (.16)*     1.35*    (.09)*     1.35*    (.09)*         4
Class B (12/97)
 2002                                145,947     2.20    (1.33)      2.20    (1.33)      2.20    (1.33)         27
 2001                                239,203     2.10    (1.26)      2.10    (1.26)      2.10    (1.25)         35
 2000                                287,993     2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
 1999                                222,156     2.02     (.93)      2.01     (.93)      2.01     (.93)         22
 1998(d)                              81,823     2.17*    (.91)*     2.10*    (.84)*     2.10*    (.84)*         4
Class C (12/97)
 2002                                104,626     2.20    (1.33)      2.20    (1.33)      2.20    (1.33)         27
 2001                                167,272     2.10    (1.25)      2.10    (1.25)      2.10    (1.25)         35
 2000                                190,520     2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
 1999                                146,927     2.01     (.93)      2.01     (.93)      2.01     (.93)         22
 1998(d)                              43,260     2.17*    (.91)*     2.10*    (.84)*     2.10*    (.84)*         4
Class R (12/97)
 2002                                 29,977     1.20     (.34)      1.20     (.34)      1.20     (.34)         27
 2001                                 40,995     1.10     (.25)      1.10     (.25)      1.10     (.25)         35
 2000                                 49,256     1.12     (.21)      1.10     (.19)      1.10     (.19)         28
 1999                                 45,211     1.03      .08       1.03      .08       1.03      .08          22
 1998(d)                              37,664     1.19*     .11*      1.10*     .20*      1.10*     .20*          4
-------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 31, 1997 (commencement of operations) through July 31, 1998.



                                See accompanying notes to financial statements.

----
31

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund (three of the portfolios constituting Nuveen Investments Trust II, hereafter referred to as the "Fund") at July 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements and financial highlights of the Funds as of July 31, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated September 18, 2001 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
September 16, 2002


----
32

                                     Notes

----
33

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                Year First
Name,                       Position(s)         Elected or     Principal Occupation(s)                       Number of Funds in
Birthdate                   Held with          Appointed and   Including other Directorships                   Nuveen Complex
and Address                 the Fund         Term of Office(a) During Past 5 Years                           Overseen by Trustee
--------------------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:

-------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1997 Term      Chairman and Director (since 1996) of The             130
3/28/1949                   Board, President  Indefinite (2)   John Nuveen Company, Nuveen Investments,
333 W. Wacker Drive         and Trustee                        Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                              Institutional Advisory Corp.; Chairman and
                                                               Director (since 1997) of Nuveen Asset
                                                               Management Inc.; Director (since 1996) of
                                                               Institutional Capital Corporation; Chairman
                                                               and Director (since 1999) of Rittenhouse
                                                               Financial Services Inc.; Chief Executive
                                                               Officer (since 1999) of Nuveen Senior Loan
                                                               Asset Management Inc.

Trustees who are not interested persons of the Funds:

-------------------------------------------------------------------------------------------------------------------------------
James E. Bacon              Trustee             1997 Term      Treasurer (1997-present), Cathedral of St.             18
2/27/1931                                     Indefinite (2)   John the Divine (New York City); formerly
333 W. Wacker Drive                                            (1992-1999), Director of Lone Star
Chicago, IL 60606                                              Industries, Inc.; previously, Director and
                                                               Executive Vice President of U.S. Trust
                                                               Corporation and Trustee of United States
                                                               Trust Company of New York.

-------------------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001 Term      Private Investor; previously, President and            18
10/16/1946                                    Indefinite (2)   Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                            Inc. (September 1995 - August 1998).
Chicago, IL 60606

-------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999 Term      President, The Hall-Perrine Foundation, a              18
10/22/1948                                    Indefinite (2)   private philanthropic corporation (since
333 W. Wacker Drive                                            1996); Director, Federal Reserve Bank of
Chicago, IL 60606                                              Chicago; Director, Alliant Energy; Director
                                                               and Vice Chairman United Fire & Casualty
                                                               Company; formerly President and Chief
                                                               Operating Officer, SCI Financial Group,
                                                               Inc., a regional financial services firm.

-------------------------------------------------------------------------------------------------------------------------------
William L. Kissick          Trustee             1997 Term      Emeritus Professor, School of Medicine and             18
7/29/1932                                     Indefinite (2)   the Wharton School of Management and former
333 W. Wacker Drive                                            Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                              Economics, University of Pennsylvania;
                                                               Adjunct Professor, Health Policy and
                                                               Management, Yale University.

-------------------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand        Trustee             1997 Term      Retired; previously, Vice President in                 18
11/11/1931                                    Indefinite (2)   charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                            Sales at The Northern Trust Company.
Chicago, IL 60606

-------------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington        Trustee             1997 Term      President (since 1993) of Catalyst (a                  18
2/24/1932                                     Indefinite (2)   not-for-profit organization focusing on
333 W. Wacker Drive                                            women's leadership development in business
Chicago, IL 60606                                              and the professions).

----
34

--------------------------------------------------------------------------------

                                                                                                         Number of
Name,                 Position(s)         Year First  Principal Occupation(s)                            Funds in
Birthdate             Held with           Elected or  Including other Directorships                   Nuveen Complex
and Address           the Fund           Appointed(b) During Past 5 Years                           Overseen by Officer
-----------------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President         2002     Vice President (since January 2002),                  130
2/3/1966                                              formerly, Assistant Vice President (since
333 W. Wacker Drive                                   2000), previously, Associate of Nuveen
Chicago, IL 60606                                     Investments.


-----------------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002     Vice President (since January 2002),                  126
11/10/1966                                            formerly, Assistant Vice President of Nuveen
333 W. Wacker Drive                                   Advisory Corp.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments (since           130
11/28/1967            Treasurer                       1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (from 1997); Vice President and
Chicago, IL 60606                                     Treasurer (since 1999) of Nuveen Senior Loan
                                                      Asset Management Inc.; Chartered Financial
                                                      Analyst.


-----------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.               130
9/8/1954                                              (since 2001); previously, Vice President of
333 W. Wacker Drive                                   Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                     1998); prior thereto, Assistant Vice
                                                      President of Van Kampen Investment Advisory
                                                      Corp.


-----------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President         2002     Vice President (since January 2002),                  130
9/24/1964                                             Assistant General Counsel and Assistant
333 W. Wacker Drive                                   Secretary (since 1998), formerly Assistant
Chicago, IL 60606                                     Vice President of Nuveen Investments; Vice
                                                      President (since January 2002) and Assistant
                                                      Secretary (since 1998), formerly Assistant
                                                      Vice President of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.; prior
                                                      thereto, Associate at the law firm D'Ancona
                                                      Partners LLC.


-----------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments; Vice            130
10/24/1945                                            President (since 1998) of Nuveen Advisory
333 W. Wacker Drive                                   Corp. and Nuveen Institutional Advisory Corp.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1997     Managing Director (since January 2002) of             130
3/2/1964                                              Nuveen Investments; Managing Director of
333 W. Wacker Drive                                   Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                     Institutional Advisory Corp. (since 2001);
                                                      prior thereto, Vice President of Nuveen
                                                      Advisory Corp.; Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998     Vice President of Nuveen Investments and              130
5/31/1954             Controller                      (since 1998) The John Nuveen Company; Vice
333 W. Wacker Drive                                   President (since 1999) of Nuveen Senior Loan
Chicago, IL 60606                                     Asset Management Inc.; Certified Public
                                                      Accountant.


-----------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President         1997     Vice President of Nuveen Advisory Corp.;              126
7/5/1955                                              Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------------
Richard A. Huber      Vice President         1997     Vice President of Nuveen Institutional                126
3/26/1963                                             Advisory Corp.
333 W. Wacker Drive                                   (since 1998) and Nuveen Advisory Corp.
Chicago, IL 60606

----
35

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

Name,                   Position(s)         Year First  Principal Occupation(s)                         Number of Funds
Birthdate               Held with           Elected or  Including other Directorships                  in Nuveen Complex
and Address             the Fund           Appointed(b) During Past 5 Years                           Overseen by Officer
-------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1997     Vice President of Nuveen Advisory Corp.               126
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since 2000) of Nuveen                 130
3/22/1963                                               Investments, previously Assistant Vice
333 W. Wacker Drive                                     President (since 1999); prior thereto,
Chicago, IL 60606                                       Associate of Nuveen Investments; Certified
                                                        Public Accountant.


-------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,              130
8/27/1961                                               Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1997     Vice President, Assistant Secretary and               130
7/27/1951               Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments; Vice President and Assistant
Chicago, IL 60606                                       Secretary of Nuveen Advisory Corp. and
                                                        Nuveen Institutional Advisory Corp.; Vice
                                                        President and Assistant Secretary of The
                                                        John Nuveen Company and Nuveen Asset
                                                        Management, Inc.; Vice President and
                                                        Assistant Secretary (since 1999) of Nuveen
                                                        Senior Loan Asset Management Inc.


-------------------------------------------------------------------------------------------------------------------------

Edward F. Neild, IV     Vice President         1997     Managing Director (since January 2002) of             130
7/7/1965                                                Nuveen Investments; Managing Director (since
333 W. Wacker Drive                                     1997) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                       Institutional Advisory Corp.; Chartered
                                                        Financial Analyst.


-------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002     Vice President (since January 2002),                  126
9/4/1960                                                formerly, Assistant Vice President (since
333 W. Wacker Drive                                     1998) of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                       thereto, Portfolio Manager.


-------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1997     Vice President of Nuveen Advisory Corp. and           126
7/31/1951                                               Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman    Vice President and     1997     Managing Director (since January 2002,                130
9/9/1956                Secretary                       formerly Vice President), Assistant
333 W. Wacker Drive                                     Secretary and Associate General Counsel
Chicago, IL 60606                                       (formerly Assistant General Counsel) of
                                                        Nuveen Investments; Managing Director (since
                                                        January 2002, formerly Vice President) and
                                                        Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Vice President and Assistant Secretary of
                                                        The John Nuveen Company; Managing Director
                                                        (since January 2002, formerly Vice
                                                        President) and Assistant Secretary (since
                                                        1999) of Nuveen Senior Loan Asset Management
                                                        Inc.; Chartered Financial Analyst.

(a)Year First Elected or Appointed is the year presented or each Fund's respective inception date if later.
(b)Year First Elected or Appointed is the year presented or each Fund's respective inception date if later. Officers serve one year terms through July of each year.
(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Institutional Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.

----
36

--------------------------------------------------------------------------------
Fund Information
================================================================================

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman & Cutler
Chicago, IL

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787

Change of Independent Accountants
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended July 31, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2002.

On October 7, 2002, Boston Financial Data Services, Inc. will assume transfer agent responsibilities for Nuveen's mutual funds. This change requires no action on your part, and it will not affect the way your investments are managed.

The Nuveen Investor Services phone number will remain the same, (800) 257-8787, but transactions and results mailed for receipt after October 7th should be mailed to the following addresses. A deposit or request mailed to our old address may take longer to process.

Regular Address                     Overnight Address
Nuveen Investor Services            Nuveen Investor Services
P.O. Box 8530                       66 Brooks Drive
Boston, MA 02266-8530               Braintree, MA 02184-3800




NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

     Serving
Investors
         For Generations
--------------------------------------------------------------------------------
John Nuveen, Sr. [Photo of John Nuveen, Sr. Appears Here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


Nuveen Investments


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                           PART C--OTHER INFORMATION

Item 23: Exhibits:


(a)(1).  Declaration of Trust of Registrant.(1)
(a)(2).  Certificate for the Establishment and Designation of Series dated June 27, 1997.(1)
(a)(3).  Certificate for the Establishment and Designation of Classes dated June 27, 1997.(1)
(a)(4).  Amended and Restated Establishment and Designation of Series dated August 13, 1997.(1)
(a)(5).  Amended Establishment and Designation of Series dated September 11, 2000.(9)
(a)(6).  Form of Amended Designation of Series dated October 7, 2002.(12)
(b).     By-Laws of Registrant.(1)
(c).     Specimen certificate of Shares of the Registrant.(2)
(d)(1).  Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(2)
(d)(2).  Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Rittenhouse.(2)
(d)(3).  Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(7)
(d)(4).  Investment Sub-Advisory Agreements between Nuveen Institutional Advisory Corp. and
         Columbus Circle Investors, LLC.(7)
(d)(5).  Form of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         NWQ Investment Management Company, LLC.(12)
(d)(6).  Renewal of Investment Management Agreement between Registrant and Nuveen Institutional
         Advisory Corp.(12)
(d)(7).  Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory
         Corp. and Rittenhouse Financial Services, Inc.(12)
(e)(1).  Distribution Agreement between Registrant and Nuveen Investments.(4)
(e)(2).  Renewal of Distribution Agreement between Registrant and Nuveen Investments.(11)
(e)(3).  Renewal of Distribution Agreement between Registrant and Nuveen Investments.(12)
(e)(4).  Form of Dealer Distribution and Shareholder Servicing Agreement.
(f).     Not applicable.
(g)(1).  Custodian Agreement between Registrant and The Chase Manhattan Bank.(7)
(g)(2).  Global Custody Agreement between Registrant and The Chase Manhattan Bank.(7)
(h).     Transfer Agency Agreement between Registrant and Chase Global Funds Services Company.(3)
(i)(1).  Opinion and Consent of Bell, Boyd & Lloyd, dated November 12, 1997.(2)
(i)(2).  Opinion and Consent of Bingham, Dana & Gould, dated November 13, 1997.(2)
(i)(3).  Opinion and Consent of Chapman and Cutler dated November 24, 1999.(6)
(i)(4).  Opinion and Consent of Chapman and Cutler dated December 17, 1999.(7)
(i)(5).  Opinion and Consent of Bingham, Dana and Gould dated December 17, 1999.(7)
(i)(6).  Opinion and Consent of Chapman and Cutler dated January 11, 2000.(7)
(i)(7).  Opinion and Consent of Chapman and Cutler dated September 26, 2000.(9)
(i)(8).  Opinion and Consent of Bingham Dana LLP dated September 26, 2000.(10)
(i)(9).  Opinion and Consent of Chapman and Cutler dated November 28, 2001.(11)
(i)(10). Opinion and Consent of Chapman and Cutler dated October 4, 2002.(12)
(i)(11). Opinion and Consent of Bingham McCutchen LLP dated October 4, 2002.(12)
(j).     Consent of Independent Public Accountants.(12)
(k).     Not applicable.
(l).     Subscription Agreement with Nuveen Institutional Advisory Corp.(2)
(m).     Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares
         and Class C Shares for the Registrant dated July 24, 1997 (as amended May 17, 1998).(3)
(n).     Multi-Class Plan.(2)
(p)(1).  Codes of Ethics of the Registrant, Principal Underwriter and Investment Adviser.(11)
(p)(2).  Code of Ethics of Columbus Circle Investors, LLC.(11)
(p)(3).  Code of Ethics of Rittenhouse Financial Services, Inc.(11)
(p)(4).  Code of Ethics of NWQ Investment Management Company, LLC.(12)
(p)(5).  Code of Ethics for Columbus Circle Investors.(12)
(z)(1).  Original Powers of Attorney for Messrs. Schwertfeger, Evans, Leafstrand, Bacon, Kissick, and Ms.
         Wellington, Trustees, authorizing, among others, Alan G. Berkshire, Nicholas Dalmaso, Jessica
         R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration
         Statement.(8)

(z)(2). Original Power of Attorney of Mr. Bennett, authorizing among others, Nicholas Dalmaso, Jessica
        R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration
        Statement.(11)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post effective amendment no. 3 filed on Form N-1A for Registrant.
(6) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(7) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.
(8) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(9) Incorporated by reference to the post-effective amendment no. 7 filed on Form N-1A for Registrant.
(10) Incorporated by reference to the post-effective amendment no. 8 filed on Form N-1A for Registrant.
(11) Incorporated by reference to the post-effective amendment no. 9 filed on Form N-1A for Registrant.

(12) Filed herewith.


Item 24: Persons Controlled by or under Common Control with Fund.
Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

    (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

    (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

    (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

        (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

        (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

    (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------


The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000 which does not apply to individual directors or officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser

(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.


A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NIAC appears below:


                                                        Other Business, Profession, Vocation or
Name and Position with NIAC                                Employment During Past Two Years
---------------------------                         ---------------------------------------
John P. Amboian, President and Director............ President and Director, formerly Executive Vice
                                                    President and Secretary of The John Nuveen
                                                    Company, Nuveen Investments, Nuveen
                                                    Advisory Corp., Nuveen Senior Loan Asset
                                                    Management Inc. and Nuveen Asset
                                                    Management Inc. and Executive Vice President
                                                    and Director of Rittenhouse Financial Services,
                                                    Inc.
Margaret E. Wilson, Senior Vice President.......... Senior Vice President and Controller of The
                                                    John Nuveen Company, Nuveen Investments
                                                    and Nuveen Advisory Corp.

Alan Berkshire, Senior Vice President and Secretary Senior Vice President (since May 1999), formerly Vice President, and General Counsel
                                                    (since September 1997) and Secretary (since
                                                    May 1998) of The John Nuveen Company and
                                                    Nuveen Investments; Vice President (since
                                                    September 1997) and Secretary (since May
                                                    1998) of Nuveen Advisory Corp.; Senior Vice
                                                    President and Secretary (since September 1999)
                                                    of Nuveen Senior Loan Asset Management Inc.


(b) Rittenhouse acts as sub-investment adviser to the Registrant for the Nuveen Rittenhouse Growth Fund and serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of Rittenhouse. The principal business address for each person is Two Radnor Corporate Center, Suite 400, Radnor, PA 19087, except Mr. Schwertfeger's and Mr. Amboian's address is 333 W. Wacker Drive, Chicago, IL 60606:

                        Positions and Offices         Other Business, Profession, Vocation or
Name                      with Rittenhouse               Employment During Past Two Years
----                    --------------------- --------------------------------------------------------
Timothy R. Schwertfeger   Chairman,           Chairman (since July 1996) and Director, formerly
                          President and       Executive Vice President, of The John Nuveen
                          Trustee             Company (from March 1992 to July 1996) and of
                                              Nuveen Investments; Director and Chairman (since July
                                              1996), formerly Executive Vice President (from May
                                              1994 to July 1996) of Nuveen Institutional Advisory
                                              Corp and Nuveen Advisory Corp.; Chairman and
                                              Director (since January 1997) of Nuveen Asset
                                              Management, Inc.; Director (since 1996) of Institutional
                                              Capital Corporation; Chairman and Director of
                                              Rittenhouse Financial Services Inc. (since 1999); Chief
                                              Executive Officer (since September 1999) of Nuveen
                                              Senior Loan Asset Management Inc.

John P. Amboian           Executive Vice      President, formerly Executive Vice President, of The
                          President and       John Nuveen Company, Nuveen Investments, Nuveen
                          Director            Advisory Corp., Nuveen Asset Management, Inc. and
                                              Nuveen Senior Loan Asset Management Inc.

George W. Connell         Senior Advisor      None

William L. Conrad         Managing Director   None

Michael H. Lewers         Managing Director   None

Deborah D. Manning        Managing Director   None

John P. Waterman          Managing Director   Director, Modern Group Ltd., Bristol, PA.

Leonard H. McCandless     Vice President      None

Marion R. Metzbower       Vice President      None


(c) Columbus Circle Investors acts as sub-investment adviser to the Registrant for the Nuveen Innovation Fund and serves as investment adviser to separately managed accounts. The following is a listing of each managing director of Columbus Circle Investors. Columbus Circle Investors is a general partnership having two partners, CCIP LLC and Columbus Circle Investors Management Inc., of which the majority of outstanding securities are owned by Messrs. Anthony Rizza, Clifford G. Fox and Robert W. Fehrmann. The day-to-day management of Columbus Circle Investors is carried out under the direction of a management board consisting of the individuals named below, pursuant to an irrevocable delegation from the Columbus Circle Investors managing general partner, Columbus Circle Investors Management Inc. The principal business address for each person is Metro Center, One Station Place, Stamford, CT 06902:



                   Positions and Offices
                       with Columbus           Other Business, Profession, Vocation or
Name                 Circle Investors             Employment During Past Two Years
----               --------------------- ---------------------------------------------------
Anthony Rizza         Senior Managing    Portfolio Manager, Nuveen Innovation Fund
                      Director

Clifford G. Fox       Senior Managing    Portfolio Manager, Nuveen International Growth Fund
                      Director           from Inception through October 4, 2002

Robert W. Fehrmann    Senior Managing    None
                      Director

(d) NWQ Investment Management Company, LLC acts as sub-investment adviser to the Registrant for the Nuveen NWQ International Value Fund and serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of NWQ. The principal business address of each person is 2049 Century Park East, 4th Floor, Los Angeles, California 90067.



                  Positions and Offices        Other Business, Profession, Vocation or
Name                    with NWQ                  Employment During Past Two Years
----              --------------------- ------------------------------------------------------
Michael C. Mendez  Chief Executive      President and Director (since 1999), Managing Director
                   Officer              (1992-1999) of NWQ Investment Management
                                        Company, Inc.

Jon D. Bosse       CFA, Chief           Managing Director, Portfolio Manager (since 1996),
                   Investment Officer   Director of Research (1996-2001) of NWQ Investment
                   and Managing         Management Company, Inc.
                   Director

Edward C. Friedel  CFA, Senior          Managing Director (since 1992) of NWQ Investment
                   Managing Director    Management Company, Inc.


Item 27: Principal Underwriters
(a) Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust III, and the Registrant. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal

Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Municipal Fund, and Nuveen Ohio Dividend Advantage Municipal Fund 2. Nuveen North Carolina Dividend Advantage Fund 2, Nuveen Virginia Dividend Advantage Fund 2, Nuveen Real Estate Income Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Insured National Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Floating Rate Fund, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Senior Income Fund.


(b)

Name and                   Positions and Offices      Positions and
Principal Business Address with Underwriter           Offices with Registrant
-------------------------- -------------------------  -------------------------

Timothy R. Schwertfeger    Chairman of the Board,     Chairman, President
333 West Wacker Drive      Chief Executive Officer,   and Trustee
Chicago, IL 60606          and Director

John P. Amboian            President and Director     None
333 West Wacker Drive
Chicago, IL 60606

William Adams IV           Executive Vice President   None
333 West Wacker Drive
Chicago, IL 60606

Alan G. Berkshire          Senior Vice President,     None
333 West Wacker Drive      Secretary and General
                           Counsel
Chicago, IL 60606

Robert K. Burke            Vice President             None
333 West Wacker Drive
Chicago, IL 60606

Ronald J. Buttarazzi       Vice President             None
333 West Wacker Drive
Chicago, IL 60606

Lisa D. Crossley           Vice President             None
333 West Wacker Drive
Chicago, IL 60606

                           Vice President and
Peter H. D'Arrigo          Treasurer                  None
333 West Wacker Drive
Chicago, IL 60606

                                                      Vice President and
Jessica R. Droeger         Vice President, Assistant  Assistant
                           General Counsel and
333 West Wacker Drive      Assistant                  Secretary
Chicago, IL 60606          Secretary

Stephen D. Foy             Vice President             Vice President and
333 West Wacker Drive                                 Controller
Chicago, IL 60606

Name and                   Positions and Offices      Positions and
Principal Business Address with Underwriter           Offices with Registrant
-------------------------- -------------------------  -------------------------

Larry W. Martin            Vice President             Vice President
333 West Wacker Drive      and Assistant              and Assistant
Chicago, IL 60606          Secretary                  Secretary

Thomas C. Muntz            Vice President             None
333 West Wacker Drive
Chicago, IL 60606

                           Senior Vice President,
Margaret E. Wilson         Finance                    None
333 West Wacker Drive
Chicago, IL 60606

Allen J. Williamson        Group President            None
333 West Wacker Drive
Chicago, IL 60606

                           Managing Director,
Gifford R. Zimmerman       Associate                  Vice President and
                           General Counsel and
333 West Wacker Drive      Assistant                  Secretary
Chicago, IL 60606          Secretary


(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.


The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp., or Boston Financial Data Services. Effective November 1, 2002, State Street Bank and Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110 will maintain all items currently maintained by The Chase Manhattan Bank.



Boston Financial Data Services, 66 Brooks Drive, Braintree, Massachusetts 02184, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.


Item 29: Management Services
Not applicable.

Item 30: Undertakings
(a) Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 4th day of October, 2002.


                                        NUVEEN INVESTMENT TRUST II

                                            /S/  GIFFORD R. ZIMMERMAN
                                        _______________________________________
                                                 Gifford R. Zimmerman
                                                    Vice President

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                     Title                          Date
          ---------                     -----          -               ----

     /S/  STEPHEN D. FOY       Vice President and                 October 4, 2002
------------------------         Controller (Principal
       Stephen D. Foy            Financial and
                                 Accounting Officer)
   Timothy R. Schwertfeger     Chairman,               )       /S/  GIFFORD R. ZIMMERMAN
                                 President and Trustee )   By___________________________
                                                       )          Gifford R. Zimmerman
                                                       )            Attorney-in-Fact
                                                       )
                                                       )
                                                       )
                                                       )
                                                       )
       James E. Bacon          Trustee                 )
                                                       )
     William E. Bennett        Trustee                 )
                                                       )
        Jack B. Evans          Trustee                 )
                                                       )
     William L. Kissick        Trustee                 )
                                                       )
    Thomas E. Leafstrand       Trustee                 )
                                                       )
    Sheila W. Wellington       Trustee                 )          October 4, 2002


An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and have been filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


Exhibit
Number                                                Exhibit
------    ------------------------------------------------------------------------------------------------
  (a)(6)  Form of Amended Designation of Series.

  (d)(5)  Form of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ
          Investment Management Company, LLC.

  (d)(6)  Renewal of Investment Management Agreement between Nuveen Investment Trust II and Nuveen
          Institutional Advisory Corp.

  (d)(7)  Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
          Rittenhouse Financial Services, Inc.

  (e)(3)  Renewal of Distribution Agreement between Nuveen Investment Trust II and Nuveen Investments.

  (e)(4)  Form of Dealer Distribution and Shareholder Servicing Agreement

  (i)(10) Opinion and Consent of Chapman and Cutler.

  (i)(11) Opinion and Consent of Bingham McCutchen LLP.

  (j)     Consent of Independent Public Accountants.

  (p)(4)  Code of Ethics of NWQ Investment Management Company, LLC.

  (p)(5)  Code of Ethics of Columbus Circle Investors.